As Filed with the SEC on April 14, 2022

Securities Act File No. 2-76581

Investment Company Act File No. 811-03422

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

under

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 60 ☒

and

REGISTRATION STATEMENT

under

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 62 ☒

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

(Exact Name of Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

(Name of Insurance Company)

655 Broad Street

Newark, New Jersey 07102

(973) 367-7521

(Address and telephone number of Insurance Company’s principal executive offices)

Andrew R. French

655 Broad Street

Newark, New Jersey 07102

(Name and address of agent for service)

Copy to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, DC 20001

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraphs (b) of Rule 485
☒	on May 1, 2022 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(i) of Rule 485
☐	On ( ) pursuant to paragraph (a)(i) of Rule 485
☐	75 days after filing pursuant (a)(ii) of Rule 485
☐	On ( ) pursuant to paragraph (a)(ii) of Rule 485

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The MEDLEYTM Program
PROSPECTUS • May 1, 2022

This prospectus describes the MEDLEY group variable annuity contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA 24), each of which are explained in this prospectus. Each of VCA 10, VCA 11, and VCA 24 offers three classes.
The PSF PGIM Government Money Market Portfolio (Government Money Market Portfolio) of The Prudential Series Fund (Series Fund, and the series thereof, Portfolios) is currently available through VCA 11. The following Portfolios of the Series Fund are currently available through VCA 24: PSF PGIM 50/50 Balanced Portfolio (50/50 Balanced), PSF PGIM Total Return Bond Portfolio (Total Return Bond), PSF PGIM Jennison Blend Portfolio (Jennison Blend), PSF PGIM Flexible Managed Portfolio (Flexible Managed), PSF Global Portfolio (Global), PSF PGIM Government Income Portfolio (Government Income), and PSF Stock Index Portfolio (Stock Index). This prospectus sets forth information that a prospective investor should consider before investing in the Contracts.
Prudential no longer offers the MEDLEY group variable annuity contracts for new sales. New participants may be added under an existing group variable annuity contract, and contributions can be made on behalf of existing participants.
A proposal to restructure VCA 10 to change VCA 10 from a management investment company to a unit investment trust invested solely in shares of an underlying fund is pending. For more information on the proposal, please refer to the section of this prospectus titled “Overview of the Contract.”
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new participant in a Contract, you may cancel your interest in the Contract within ten days from the date you begin participation under the Contract without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount of the contributions made under the Contract for your benefit or a refund equal to the unit value credited to you. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
© 2022 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide.

Table of Contents
3	GLOSSARY
5	KEY INFORMATION
9	OVERVIEW OF THE CONTRACT
11	FEE TABLE
15	SUMMARY
15	ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
16	ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
19	INVESTMENT PRACTICES
26	UNIT VALUE
26	HOW UNIT VALUE IS DETERMINED
28	MANAGEMENT
28	THE COMMITTEE
28	ADVISORY ARRANGEMENTS
30	CONTRACT CHARGES
30	SALES CHARGES & FEES
32	THE CONTRACTS
32	INTRODUCTION
32	ACCUMULATION PERIOD
41	ANNUITY PERIOD
43	OTHER INFORMATION
45	ADDITIONAL INFORMATION
45	SALE & DISTRIBUTION
45	FEDERAL TAXATION
45	TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS
50	WITHHOLDING
51	DEATH BENEFITS
51	TAXES ON PRUDENTIAL
52	VOTING RIGHTS
52	LEGAL PROCEEDINGS
52	POLICIES OF THE VCA ACCOUNTS
56	APPENDIX A – SERIES FUND PORTFOLIOS AVAILABLE UNDER THE CONTRACT

GLOSSARY
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Many terms used within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary.
Accumulation Account: An account used to calculate the value of your assets allocated to an Investment Option (see definition below) during the accumulation period. You have a separate accumulation account for each Investment Option.
Accumulation Period: The period that begins with the Contract Date (see definition below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.
Code: The Internal Revenue Code of 1986, as amended from time to time and the regulations promulgated thereunder.
Companion Contract: A fixed dollar group annuity contract issued by The Prudential Insurance Company of America (Prudential) under which contributions may be made for Participants (see definition below) in the MEDLEY Program.
Contract: One of the group variable annuity contracts described in this prospectus.
Contract Date: The date Prudential receives the initial contribution on behalf of a Participant (defined below) and all necessary paperwork is in Good Order (see definition below). Contract anniversaries are measured from the Contract Date.
Contractholder: The employer, association or trust to which Prudential has issued a Contract.
Contributions: Payments made under the Contract for the benefit of a Participant (see definition below).
Good Order: Sufficiently clear instruction received by the Prudential Retirement Service Center or a designated third-party pricing agent (if your plan is not serviced by Prudential), on a business day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the business day that Good Order is determined. Instructions received on a day that is not a business day or after the close of a business day will be deemed to have been received on the next business day.
Income Period: The period that begins when you start receiving income payments under a Contract.
Investment Option(s): The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA 24).
Non-Qualified Combination Contract: A group variable annuity contract issued in connection with non-qualified arrangements that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Participant or you: The person for whose benefit contributions are made under a Contract.
Prudential, we, us, or our: The Prudential Insurance Company of America.
3

Prudential Retirement Service Center: Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507. The phone number is (877) 778-2100. Prudential’s website is www.prudential.com/online/retirement. For items required to be sent to the Prudential Retirement Service Center, your correspondence is not considered received by us until it is received at the Prudential Retirement Service Center. Where this prospectus refers to the day when we receive a transaction request, we mean the day on which the transaction arrives in Good Order at the Prudential Retirement Service Center, or via the appropriate telephone number, fax number or website if the item is a type we accept by those means. There are two main exceptions: if the item is received at the Prudential Retirement Service Center (1) on a day that is not a business day or (2) after the close of a business day. In each such instance, a transaction received in Good Order will be deemed received on the next business day.
Qualified Combination Contract: A group variable annuity contract issued in connection with a qualified arrangement that permits Participants, under a single Contract, to direct contributions to VCA 10, VCA 11, VCA 24 or a general account fixed rate option of Prudential.
Separate Account: Contributions allocated to an Investment Option available under a Contract are held by Prudential in a separate account. VCA 10, VCA 11 and VCA 24 are each a separate account.
Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.
Unit and Unit Value: You are credited with units of the MEDLEY Investment Options you select (Units). Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for that Investment Option. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of the Investment Option plus any Contract charges and fees that may apply to you.
4The MEDLEYTM Program

KEY INFORMATION
Important Information You Should Consider About the Contracts
Fees and Expenses
Charges for Early Withdrawals
Prudential does not impose any charges for withdrawals. Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars. Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your Contract.
For more information on withdrawals, please refer to the section of this prospectus titled “Contract Charges.”

Transaction Charges
In addition to charges for early withdrawals, you may be charged for other transactions. Currently, there is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.
Loans under the Contracts involve fees, including an application fee of up to $100 and an annual processing charge of up to $60. Loans also include interest payment and other requirements.
For more information on transaction charges, please refer to the section of this prospectus titled “Contract Charges.”

Ongoing Fees and Expenses (annual charges)
The table below describes the fees and expenses that you may pay each year, depending on your Contract and the options you choose. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.

	VCA 10
	Annual Fee	Minimum	Maximum
	Annual Contract Expenses*, **	0.46%	1.01%
	* As a percentage of average account value.
** “Annual Contract Expenses” consists of the investment management fee (0.25%), the administrative expenses fee (0.75% for Class I, 0.25% for Class II, and 0.20% for Class III), and the annual account charge of up to $30 (0.01%).

	VCA 11
	Annual Fee	Minimum	Maximum
	Base Contract*, **	0.20%	0.75%
	Investment options (Portfolio fees and expenses)***	0.25%	0.25%
	* As a percentage of average account value.
** “Base Contract” consists of the administrative expenses fee (0.75% for Class I, 0.25% for Class II, and
0.20% for Class III) and the annual account charge of up to $30 (which rounds to less than 0.01%).

*** “Investment options” denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses. Prudential has entered into a reimbursement arrangement applicable only to VCA 11 to offset any fees and expenses of the PSF PGIM Government Money Market Portfolio in excess of
0.25% of average annual net assets.

	VCA 24
	Annual Fee	Minimum	Maximum
	Base Contract*, **	0.20%	0.75%
	Investment options (Portfolio fees and expenses)***	0.29%	0.77%
	* As a percentage of average account value.
** “Base Contract” consists of the administrative expenses fee (0.75% for Class I, 0.25% for Class II, and
0.20% for Class III) and the annual account charge of up to $30 (which rounds to less than 0.01%).

	*** “Investment options” denotes expenses that are deducted from Portfolio assets, including investment management fees and other expenses.
5

Important Information You Should Consider About the Contracts

VCA 10 is not customizable, and there are no choices you can make that will affect how much you will pay. To help you understand the cost of investing in the Contract, the following table shows the lowest and highest cost you could pay each year for VCA 10. This estimate assumes that you do not take withdrawals from VCA 10, which could add charges for early withdrawals that substantially increase costs.

VCA 10
Lowest Annual Cost $430	Highest Annual Cost $953
Assumes:	Assumes:
•Investment of $100,000	•Investment of $100,000
•5% annual appreciation	•5% annual appreciation
•Least expensive combination of Contract and management fees	•Most expensive combination of Contract and management fees
•No sales charges	•No sales charges
•No additional Contributions, transfers or withdrawals	•No additional Contributions, transfers or withdrawals

VCA 11 is not customizable, and there are no choices you can make that will affect how much you will pay. To help you understand the cost of investing in the Contract, the following table shows the lowest and highest cost you could pay each year for VCA 11. This estimate assumes that you do not take withdrawals from VCA 11, which could add charges for early withdrawals that substantially increase costs.

VCA 11
Lowest Annual Cost $441	Highest Annual Cost $977
Assumes:	Assumes:
•Investment of $100,000	•Investment of $100,000
•5% annual appreciation	•5% annual appreciation
•Least expensive combination of Contract Classes and Portfolio fees and expenses	•Most expensive combination of Contract Classes and Portfolio fees and expenses
•No sales charges	•No sales charges
•No additional Contributions, transfers or withdrawals	•No additional Contributions, transfers or withdrawals
6The MEDLEYTM Program

Important Information You Should Consider About the Contracts

VCA 24 is customizable because you can select different Series Fund portfolios, the choices you make affect how much you will pay. To help you understand the cost of investing in the Contract, the following table shows the lowest and highest cost you could pay each year under VCA 24. This estimate assumes that you do not take withdrawals from VCA 24, which could add charges for early withdrawals that substantially increase costs.

VCA 24
	Lowest Annual Cost $479	Highest Annual Cost $1,437
	Assumes:	Assumes:
	•Investment of $100,000	•Investment of $100,000
	•5% annual appreciation	•5% annual appreciation
	•Least expensive combination of Contract Classes and Portfolio fees and expenses	•Most expensive combination of Contract Classes and Portfolio fees and expenses
	•No sales charges	•No sales charges
	•No additional Contributions, transfers or withdrawals	•No additional Contributions, transfers or withdrawals
For more information on ongoing fees and expenses, please refer to the section of this prospectus titled “Fee Table.”
Risks
Risk of Loss
You can lose money by participating in the Contracts.
For more information on the risk of loss, please refer to the section of this prospectus titled “Principal Risks of
Participating in the Contract.”

Not a Short-Term Investment
The Contracts are not short-term investment vehicles and are not an appropriate investment for an investor who needs ready access to cash. The Contracts are designed to provide benefits on a long-term basis. Consequently, you should not use the Contracts as short-term investment or savings vehicles. Because of the long-term nature of the
Contracts, you should consider whether investing Contributions in the Contracts is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer the section of this prospectus titled “Principal
Risks of Participating in the Contract.”

Risks Associated with Investment
An investment in any of the Contracts is subject to the risk of poor investment performance and can vary depending on the performance of the investment option(s) available under the Contract (e.g., the Series Fund portfolios). Each of the Investment Options will have their own unique risks, and you should review the Investment Options before making an investment decision.
For more information on the risks associated with the Investment Options, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Insurance Company Risks
An investment in any of the Contracts is subject to the risks related to Prudential. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contracts. You should look to the financial strength of Prudential for its claims-paying ability. More information about Prudential is available upon request. Such requests can be made at 1-877-778-2100. Information about Prudential's financial strength ratings can be found under “Investor Relations” at the bottom of the home page at www.prudential.com.
For more information on insurance company risks, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

7

Important Information You Should Consider About the Contracts
Restrictions
Investments
Under most of the Contracts, you can transfer all or some of your Units from one Investment Option to another. There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.
For more information on investment and transfer restrictions, please refer to the section of this prospectus titled
“ Additional Information.”

Optional Benefits
The Contract does not offer any optional benefits, but it does provide for a death benefit.
For more information on the death benefit, please refer to the section of this prospectus titled “Death Benefits. ”

Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contracts. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
For more information on tax implications, please refer to the section of this prospectus titled “Additional
Information.”

Conflicts of Interest
Investment Professional Compensation
Investment professionals may receive compensation for selling the Contracts to investors and may have a financial incentive to offer or recommend the Contracts over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange
Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.
For more information on investment professional compensation, please refer to the Statement of Additional
Information (SAI).

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange your Contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing Contract.
For more information on exchanges, please refer to the Statement of Additional Information (SAI).

8The MEDLEYTM Program

OVERVIEW OF THE CONTRACT
Prudential no longer offers the MEDLEY group variable annuity contracts for new sales. New participants may be added under an existing MEDLEY contract, and contributions can be made on behalf of existing participants.
The Prudential MEDLEY Program is comprised of six group variable annuity contracts. Five of the six group variable annuity contracts offer one or more of VCA 10, VCA 11, and VCA 24 as Investment Options and are described in this prospectus. The sixth contract is a fixed dollar contract and does not offer VCA 10, VCA 11 or VCA 24. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contracts offer a way to invest on a tax-deferred basis and are intended for retirement savings or other long-term investment purposes.
The Contracts, like all deferred annuity contracts, have two phases—an accumulation period and an annuity phase (which is sometimes referred to as a payout period or an income period). During the accumulation period, since you have purchased the Contracts through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.
The second phase—the income period—occurs when you begin receiving regular payments from your Contract. During this phase (after the Annuity Date), you can elect to have all or a part of your interest in the Participant Account used to purchase a fixed dollar annuity under the Contracts. The annuity payments you receive may take the following forms, unless the retirement arrangement covering you provides otherwise: (1) life annuity with payments certain; (2) annuity certain; or (3) joint and survivor annuity with payments certain. Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity may be available under the Contracts. Participants should review their Contract for more information.
Each of VCA 10, VCA 11, and VCA 24 are a separate account of Prudential. The value of a Participant’s investment depends upon the performance of the separate account to which your Contributions are made. If VCA 10 is available under your Program, you may invest in a portfolio that is invested based on VCA 10’s investment objective and investment policies, which are described in greater detail later in this prospectus. If VCA 11 is available under your Program, you may invest in the Government Money Market Portfolio. If VCA 24 is available under your Program, you may invest in one or more of the Portfolios of the Series Fund. For more information on these investment options, please refer to the section of this prospectus titled “The Investment Options & the Series Fund.”
The Contracts generally are issued to employers who make contributions on behalf of their employees under Sections 401, 403(b), 408, 408A or 457 of the Code or a non-qualified retirement arrangement. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is a “Participant.”
In the event a Participant dies before the income period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units on the day we receive the claim in Good Order, less the annual account fee.
If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. The purchase of an annuity is irrevocable.
9

Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars. Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.
The following applies only to Contractholders and Participants having voting rights in VCA 10:
The Committee of VCA 10 (the Committee) met recently and approved seeking approval of the Contractholders and Participants having voting rights in VCA 10 to restructure VCA 10 as a unit investment trust that invests in an underlying fund, the Fidelity VIP Index 500 Portfolio (the Fidelity Fund).
The restructuring will be completed by the sale of all of the securities of VCA 10 for cash and the purchase of shares of the Fidelity Fund for cash. The restructuring will not have any tax impact on Participants. As investors in group variable annuity contracts, Participants are taxed based on the tax rules applicable to 403(b) retirement plans, which generally permit tax-free accumulation with taxes on withdrawals. Any capital gains from the sale of securities by the VCA 10 are not passed through to the Participants.
A proxy statement providing more information and details about the proposed restructuring will be filed with the Securities and Exchange Commission and sent to Contractholders and Participants having voting rights in VCA 10 later in 2022. If approved by Contractholders and Participants having voting rights in VCA 10, it is anticipated that the restructuring will be completed in or about September of 2022. Contractholders and Participants having voting rights in VCA 10 are urged to read the proxy statement carefully.
10The MEDLEYTM Program

FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from each of the Contracts. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.
The first set of tables describes the fees and expenses that you will pay at the time that you buy each of the Contracts, surrender or make withdrawals from the Contracts. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the section titled “Contract Charges.”
VCA 10
Transaction Expenses*	Current	Maximum
Sales Load Imposed on Purchases (as a percentage of contributions made)	None	None
Deferred Sales Load (as a percentage of contributions withdrawn)	None	None
Exchange Fee	None	None
New Loan Application Fee	$100	$100
Annual Loan Processing Charge	$60	$60

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
VCA 11
Transaction Expenses*	Current	Maximum
Sales Load Imposed on Purchases (as a percentage of contributions made)	None	None
Deferred Sales Load (as a percentage of contributions withdrawn)	None	None
Exchange Fee	None	None
New Loan Application Fee	$100	$100
Annual Loan Processing Charge	$60	$60

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
VCA 24
Transaction Expenses*	Current	Maximum
Sales Load Imposed on Purchases (as a percentage of contributions made)	None	None
Deferred Sales Load (as a percentage of contributions withdrawn)	None	None
Exchange Fee	None	None
New Loan Application Fee	$100	$100
Annual Loan Processing Charge	$60	$60

* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
11

The next set of tables describes the fees and expenses that you will pay each year during the time that you participate in any of the Contracts. As applicable, these fees and expenses do not include the Series Fund portfolio’s fees and expenses.
VCA 10 – Class I Units
Annual Contract Expenses	Maximum
Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.75%
Management Fees (as a percentage of average account value)	0.25%
Total Annual Contract Expenses	1.00%

VCA 10 – Class II Units
Annual Contract Expenses	Maximum
Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.25%
Management Fees (as a percentage of average account value)	0.25%
Total Annual Contract Expenses	0.50%

VCA 10 – Class III Units
Annual Contract Expenses	Maximum
Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.20%
Management Fees (as a percentage of average account value)	0.25%
Total Annual Contract Expenses	0.45%

VCA 11 – Class I Units
Annual Contract Expenses	Maximum
Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.75%

VCA 11 – Class II Units
Annual Contract Expenses	Maximum
Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.25%

VCA 11 – Class III Units
Annual Contract Expenses	Maximum
Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.20%

VCA 24 – Class I Units
Annual Contract Expenses	Maximum
Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.75%

12The MEDLEYTM Program

VCA 24 – Class II Units
Annual Contract Expenses	Maximum
Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.25%

VCA 24 – Class III Units
Annual Contract Expenses	Maximum
Administrative Expenses	$30
Base Contract Expenses (as a percentage of average account value)	0.20%

The next tables show the minimum and maximum total operating expenses charged by the Series Fund portfolios that you may pay periodically during the time that you own VCA 11 or VCA 24. A complete list of the Series Fund portfolios available under VCA 11 and VCA 24, including their annual expenses, may be found at the back of this document.
VCA 11 – Annual Series Fund Portfolio Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.25%*	0.25%*

* Prudential has entered into a reimbursement arrangement applicable only to VCA 11 to offset any fees and expenses of the Government Money Market Portfolio in excess of 0.25% of average annual net assets.
VCA 24 – Annual Series Fund Portfolio Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.29%	0.77%

Example
The following Examples are intended to help you compare the cost of participating in the Contracts with the cost of investing in other variable annuity contracts. These costs include transaction expenses and annual Contract expenses.
Each example assumes that you invest $100,000 in one of the Contracts for the time periods indicated.
Each example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Series Fund portfolio expenses and annual Contract expenses. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
VCA 10
If you surrender your investment in the Contract at the end of the applicable time period:	1 year $1,050	3 years $3,273	5 years $5,671	10 years $12,529
If you annuitize at the end of the applicable time period:	1 year $1,050	3 years $3,273	5 years $5,671	10 years $12,529
If you do not surrender your investment in the Contract:	1 year $1,050	3 years $3,273	5 years $5,671	10 years $12,529

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VCA 11
If you surrender your investment in the Contract at the end of the applicable time period:	1 year $1,050	3 years $3,273	5 years $5,671	10 years $12,530
If you annuitize at the end of the applicable time period:	1 year $1,050	3 years $3,273	5 years $5,671	10 years $12,530
If you do not surrender your investment in the Contract:	1 year $1,050	3 years $3,273	5 years $5,671	10 years $12,530

VCA 24
If you surrender your investment in the Contract at the end of the applicable time period:	1 year $1,577	3 years $4,891	5 years $8,434	10 years $18,401
If you annuitize at the end of the applicable time period:	1 year $1,577	3 years $4,891	5 years $8,434	10 years $18,401
If you do not surrender your investment in the Contract:	1 year $1,577	3 years $4,891	5 years $8,434	10 years $18,401

Portfolio Turnover
VCA 10 pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual Contract expenses or in the example, affect VCA 10’s performance. During the most recent fiscal year, VCA 10’s portfolio turnover rate was 36% of the average value of its portfolio.
14The MEDLEYTM Program

SUMMARY
ABOUT THE CONTRACTS AND THE MEDLEY PROGRAM
The MEDLEY Program
The following six group annuity contracts make up the MEDLEY Program:
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VCA 10 Contract—which provides for contributions to be invested in VCA 10.
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VCA 11 Contract—which provides for contributions to be invested in the Government Money Market Portfolio.
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VCA 24 Contract—which provides for contributions to be invested in one or more of the Portfolios of the Series Fund other than the Government Money Market Portfolio.
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Qualified Combination Contract—is a qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
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Non-Qualified Combination Contract—is a non-qualified contract which provides for contributions to be invested in VCA 10, VCA 11, VCA 24 and a fixed rate option provided by Prudential.
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Companion Contract—is a fixed dollar group annuity contract issued by Prudential. (This Contract is not described in this prospectus.)
Your employer, which generally is the Contractholder, will decide which of these Contracts will be made available to you. Depending on the Contractholder's selection, you may be able to choose to have contributions made on your behalf to VCA 10, VCA 11 and/or VCA 24. You may also change how the contributions are allocated, by notifying Prudential at 30 Scranton Office Park, Scranton, PA 18507. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to Participants as authorized by the Contractholder.
Depending on market conditions, you can make or lose money by investing in VCA 10, VCA 11 or VCA 24. The value of your Contract will fluctuate with its investment performance.
Contributions
Contributions may be made through a payroll deduction program or a similar arrangement with the Contractholder. If Contributions are being made to an Individual Retirement Annuity they must be at least $500. All contributions may be allocated among the Investment Options available to you under your Contract. Checks should be made payable to The Prudential Insurance Company of America.
Charges
No sales charge is deducted when a contribution is made. An annual account charge may be made. The annual account charge will not exceed $30 in any calendar year and will be divided up among your Investment Options.
VCA 10 is subject to fees for investment management and administration services. VCA 11 and VCA 24 are each subject to an administration fee only, but the Series Fund portfolios are subject to investment management fees and other expenses. These fees will have the effect of decreasing investment performance, which in turn, determines how much you earn during the accumulation period of your Contract. There are no mortality and expense risk fees under the Contracts.
Withdrawals & Transfers
As explained later, notices, forms and requests for transactions related to the Contracts may be provided in traditional paper form or by electronic means, including telephone and internet. Prudential reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract-by-Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.
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All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to Participants as authorized by the Contractholder.
All written withdrawal requests and death benefit claims relating to a Participant's interest in VCA 10, VCA 11 or VCA 24 must be made in one of the following ways:
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by mail to Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507 or
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by fax to Prudential Retirement, Attn: Client Services at (866) 439-8602.
In order to process a withdrawal request or death benefit claim, it must be submitted to Prudential Retirement in Good Order.
In some cases, the Contractholder or a third-party may provide recordkeeping services for a Contract instead of Prudential. In that case, withdrawal and transfer procedures may vary.
Transaction requests (including death benefit claims) received directly by Prudential Retirement in Good Order on a given business day before the established transaction cutoff time (4 PM Eastern Time or such earlier time that the New York Stock Exchange may close) will be effective for that business day.
Note: Prudential does not guarantee access to telephonic, fax, internet or any other electronic information or that it will be able to accept transaction instructions via such means at all times. Nor, due to circumstances beyond our control, can Prudential provide any assurances as to the delivery of transaction instructions submitted by regular and/or express mail. Regular and/or express mail (if operational) will be the only means by which Prudential will accept transaction instructions when telephonic, fax, Internet or any other electronic means are unavailable or delayed. Prudential reserves the right to limit, restrict or terminate telephonic, fax, Internet or any other electronic transaction privileges at any time. Prudential and/or the Contractholder will notify a Participant of any such limitations or restrictions.
ABOUT PRUDENTIAL & THE INVESTMENT OPTIONS
Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875, and has its principal place of business at 751 Broad Street, Newark, New Jersey 07102.
Prudential is responsible for the administration and recordkeeping activities for VCA 10, VCA 11 and VCA 24. Prudential's financial statements are included in the SAI.
Prudential Investment Management Services LLC (PIMS), an indirect wholly-owned subsidiary of Prudential Financial, is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. PIMS is registered as a broker-dealer under the Securities Exchange Act of 1934. Its principal place of business is located at 655 Broad Street, Newark, New Jersey 07102.
The Investment Options & the Series Fund
Each of VCA 10 and VCA 11, and VCA 24 are a separate account of Prudential. This means the assets of each are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses. Prudential is obligated to pay all amounts promised to investors under the Contracts. The income, gains, and losses credited to, or charged against, the Investment Options reflect each Separate Account’s own investment experience and not the investment experience of Prudential’s other assets.
For more information about the Investment Options and their investment objectives, please refer to the section of this prospectus titled “Investment Practices.”
16The MEDLEYTM Program

VCA 10 is registered with the SEC as open-end, diversified management investment company. Each of VCA 11 and VCA 24 are registered with the SEC as unit investment trusts, another type of investment company.
If VCA 11 is available under your Program, you may invest in the Government Money Market Portfolio. If VCA 24 is available under your Program, you may invest in one or more of the Portfolios of the Series Fund. Please note that the Government Money Market Portfolio is not available under VCA 24. Like VCA 10, the Series Fund is registered with the SEC as an open-end, diversified management investment company. Shares of the Series Fund are sold at their net asset value to separate accounts (including VCA 11 and VCA 24) established by Prudential and certain other insurers that offer variable life and variable annuity contracts.
Because shares of the Series Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential and the Series Fund Board of Trustees monitor events in order to identify any material conflicts.
PRINCIPAL RISKS OF PARTICIPATING IN THE CONTRACT
The risks identified below are the principal risks of participating in the Contracts. These risks are in addition to the investment risks discussed in the Investment Practices section of this prospectus, which discuss the investment objectives, policies, and risks of the investments of VCA 10, and the investment risks discussed in the prospectus for the Series Fund portfolios. The Contracts may be subject to additional risks other than those identified and described in this prospectus or the Series Fund prospectus.
Risks Associated with Variable Investment Options
You take all the investment risk for amounts allocated to the Investment Options. If the assets in an Investment Option increase in value, then your Unit Value goes up; if they decrease in value, your Unit Value goes down. How much your Unit Value goes up or down depends on the performance of the Investment Options. We do not guarantee the investment results of the Investment Options. An investment in any Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Investment Options.
Insurance Company Risk
No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contracts. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Annuitization
Once you annuitize your interest under a Contract, your decision is irrevocable. The impacts of this decision are:
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Your Unit Value is no longer available to you to allocate among Investment Options (to the extent allowed under the Contracts) or make further withdrawals. Instead, you will be paid a stream of annuity payments.
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You generally cannot change the payment stream you chose once it has begun.
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The Death Benefit terminates upon annuitization.
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Possible Adverse Tax Consequences
The tax considerations associated with the Contracts vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Before payments are made under the Contracts for your benefit or taking other action related to your Contracts, you should consult with a qualified tax adviser for complete information and advice.
Not a Short-Term Investment
The Contracts are not short-term investment vehicles and are not an appropriate investment for an investor who needs ready access to cash. The Contracts are designed to provide benefits on a long-term basis. Consequently, you should not use the Contracts as short-term investment or savings vehicles. Because of the long-term nature of the Contracts, you should consider whether investing Contributions in the Contracts is consistent with the purpose for which the investment is being considered.
Risk of Loss
All investments have risks to some degree and it is possible that you could lose money by investing in the Contracts. Investments in the Contracts are not deposits with a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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INVESTMENT PRACTICES
VCA 10’S Investment Objective, Policies, RISKS, AND PERFORMANCE
Before making your investment decision, you should carefully review VCA 10’s investment objective and policies. There is no guarantee that the investment objective of VCA 10 will be met.
Investment Objective
The investment objective of VCA 10 is long-term growth of capital.
Investments, Risks and Performance
Principal Investment Strategies. In pursuing its investment objective, VCA 10 normally invests primarily in common stock of major established companies. Current income, if any, is incidental to this objective. VCA 10 may also invest in preferred stocks, warrants, convertible bonds, or other equity-related securities.
VCA 10 employs a bottom-up stock selection process, driven by internal, fundamental research. Investment candidates include securities classified as growth stocks and value stocks, as well as stocks exhibiting characteristics of both investment styles. Each portfolio manager is responsible for selecting the securities within his discipline. Jennison allocates approximately 70% to value stocks, and 30% to growth stocks.
The growth portfolio manager believes that growth in earnings and cash flows drives share prices over the long term; that excess returns are generated by investing in market-leading companies that create economic value through long-duration competitive advantages; and that a deeply researched understanding of company and industry fundamentals leads to successful stock selection. The growth portfolio manager looks for companies with unique business models that build sustainable competitive advantages; catalysts that drive growth rates well above that of the market; superior financial characteristics; and attractive long-term valuations. The growth portfolio manager seeks to capture acceleration or duration of growth that is not fully reflected in a stock’s price.
The value portfolio manager seeks companies that it believes are being valued at a discount to their intrinsic value. A company’s valuation is very important in this determination, as are the durability of a company’s free cash flow and earnings growth. A disciplined process to manage risk in both security selection and portfolio construction is a critical component of the value portfolio manager’s investment process. An ideal value holding might have some or all of the following characteristics: attractive valuation metrics that are unique to that business; high levels of durability and sustainability of the business; good business models that are being mispriced; high returns on assets and/or equity; high free cash flow yields; management teams that are willing to make changes; something operationally wrong that can be fixed or is temporary.
Under normal market conditions, VCA 10 may also invest up to 20% of its total assets in short, intermediate or long-term debt instruments that have been rated “investment grade.” In response to adverse market conditions, VCA 10 may invest a higher percentage in debt instruments.
VCA 10 may also invest in foreign securities traded on U.S. exchanges and markets, including common stocks, American Depositary Receipts (ADRs), American Depositary Shares (ADSs), and similar receipts or shares. ADRs and ADSs are certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank. Although not a principal strategy, VCA 10 may also invest in other foreign securities, including foreign securities traded on foreign exchanges or markets. VCA 10’s investment in foreign securities is limited to a maximum of 30% of its total assets.
VCA 10 is subject to a liquidity risk management program, whereby VCA 10 may only invest up to 15% of its net assets in illiquid investments. VCA 10 may not acquire any “illiquid investment” if, immediately after the acquisition, VCA 10 would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that VCA 10 reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than
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seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are classified as liquid investments. The 15% limit is applied as of the date VCA 10 purchases an illiquid investment. It is possible that VCA 10’s holdings of illiquid investments could exceed the 15% limit as a result of, for example, market developments (e.g., an increase in the value of VCA 10’s illiquid holdings and/or a decrease in the value of VCA 10’s liquid holdings) or redemptions.
VCA 10 may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid investments pursuant to procedures adopted by VCA 10. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 (the Securities Act).
VCA 10 may also pursue the following types of investment strategies and/or invest in the following types of securities:
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VCA 10 may use forward foreign currency exchange contracts.
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From time to time, VCA 10 may purchase or sell securities on a when-issued or delayed delivery basis—that is, delivery and payment can take place a month or more after the date of the transaction. VCA 10 will enter into when-issued or delayed delivery transactions only when it intends to actually acquire the securities involved.
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VCA 10 may also enter into short sales against the box. In this type of short sale, VCA 10 owns the security sold (or one convertible into it) but borrows the stock for the actual sale.
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VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party’s right to receive fixed rate payments. Interest rate swaps can take a variety of other forms.
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From time to time, VCA 10 may invest in repurchase agreements. Because these transactions may be considered loans of money to the seller of the underlying security, VCA 10 will only enter into repurchase agreements that are fully collateralized. VCA 10 will not enter into repurchase agreements with Prudential or its affiliates as seller. VCA 10 may enter into joint repurchase transactions with other Prudential investment companies. VCA 10 may also enter into reverse repurchase agreements and dollar roll transactions.
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VCA 10 may invest in securities backed by real estate or shares of real estate investment trusts—called REITS—that are traded on a stock exchange or NASDAQ.
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VCA 10 may also purchase and sell financial futures contracts, including futures contracts on stock indexes, interest-bearing securities (for example, U.S. Treasury bonds and notes) or interest rate indexes. In addition, we may purchase and sell futures contracts on foreign currencies or groups of foreign currencies.
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In addition to futures contracts, VCA 10 is permitted to purchase and sell options on equity securities, debt securities, securities indexes, foreign currencies and financial futures contracts.
Principal Risks of Investing in VCA 10. The risks summarized below are the principal risks of investing in VCA 10. All investments have risks to some degree and it is possible that you could lose money by investing in VCA 10. While VCA 10 makes every effort to achieve its objective, VCA 10 cannot guarantee success. The order of the below risk factors does not indicate the significance of any particular risk factor.
Blend Style Risk. VCA 10’s blend investment style may subject VCA 10 to risks of both value and growth investing. The portion of VCA 10’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking high quality stocks with good future growth prospects. The portion of VCA 10’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or that a stock judged to be undervalued may actually be appropriately priced. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If VCA 10’s assessment of market conditions or a company’s value is inaccurate, VCA 10 could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of VCA 10 may lag the other portion of VCA 10, which may cause the overall portfolio to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.
20The MEDLEYTM Program

Economic and Market Events Risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in periods of unusually high volatility in a market or a segment of a market, which could negatively impact performance. Reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.
Equity Securities Risk. There is a risk that the value of a particular stock or equity-related security held by VCA 10 could fluctuate, perhaps greatly, in response to a number of factors, such as changes in the issuer’s financial condition. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which VCA 10 invests could go down. VCA 10’s holdings can vary from broad market indexes, and the performance of VCA 10 can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments. Such events may result in losses to VCA 10. Preferred stock generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and the liquidation of assets, but does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include the risk of losses attributable to adverse changes in interest rates, broader market conditions and the financial condition of the stock’s issuer. Equity securities may have greater price volatility than other types of investments. These risks are generally magnified in the case of equity investments in distressed companies.
Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.
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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable or unwilling to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able or willing to make required principal and interest payments. The downgrade of the credit of a security held by VCA 10 may decrease its value. Credit ratings are intended to provide a measure of credit risk. However, credit ratings are only the opinions of the credit rating agency issuing the ratings and are not guarantees as to quality. The lower the rating of a debt security held by VCA 10, the greater the degree of credit risk that is perceived to exist by the credit rating agency with respect to that security. Increasing the amount of portfolio assets allocated to lower-rated securities generally will increase the credit risk to which VCA 10 is subject. Information on the ratings issued to debt securities by certain credit rating agencies is included in Appendix I to the Statement of Additional Information (SAI). Not all securities are rated. In the event that the relevant credit rating agencies assign different ratings to the same security, VCA 10’s subadviser may determine which rating it believes best reflects the security’s quality and risk at that time. VCA 10 will not necessarily sell a security when its rating is reduced below its rating at the time of purchase. Some, but not all, US government securities are insured or guaranteed by the US government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for US government securities than for other investment-grade securities, the return may be lower.
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Liquidity risk. Liquidity risk is the risk that VCA 10 may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all, which could prevent VCA 10 from taking advantage of other investment opportunities. In addition, liquidity risk refers to the risk that VCA 10 may not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, an unusually high volume of redemption requests, redemption requests by certain large shareholders such as institutional investors, or other reasons. Meeting such redemption requests may cause VCA 10 to have to liquidate portfolio securities at disadvantageous prices or times and/or unfavorable conditions and, thus, could reduce the returns of VCA 10 and dilute remaining investors’ interests. The reduction in dealer market-making capacity in fixed income markets that has occurred in recent years also has the potential to decrease liquidity.
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Interest rate risk. Interest rate risk is the risk that the value of an investment may go down in value when interest rates rise. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Changes in interest rates may also affect the liquidity of VCA 10’s investments in fixed income securities.
The risks associated with changing interest rates are heightened, given that interest rates in the US may
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increase, possibly suddenly and significantly, with unpredictable effects on the markets and VCA 10’s investments. Volatility in interest rates and in fixed income markets may increase the risk that VCA 10’s investment in fixed income securities will go down in value. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, portfolios with longer durations and longer weighted average maturities generally have more volatile share prices than portfolios with shorter durations and shorter weighted average maturities. Certain securities acquired by VCA 10 may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation. Decreases in interest rates create the potential for a decrease in income earned by VCA 10. During periods of very low or negative interest rates, VCA 10 may be unable to maintain positive returns. Certain countries have recently experienced negative interest rates on certain fixed-income instruments. Very low or negative interest rates may magnify interest rate risk. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from VCA 10 performance to the extent VCA 10 is exposed to such interest rates.
Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign securities include investments in securities of foreign issuers denominated in foreign currencies, as well as securities of foreign issuers denominated in U.S. dollars and American Depositary Receipts.
Foreign investment risk includes the following risks:
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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by VCA 10. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by VCA 10. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If VCA 10 does not correctly anticipate changes in exchange rates, its share price could decline as a result. VCA 10 may from time-to-time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases VCA 10 may be exposed to losses that are greater than the amount originally invested.
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Foreign market risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the U.S., which may result in lower recoveries for investors.
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Information risk. Financial reporting standards for companies based in foreign markets usually differ from, and may be less comprehensive than, those in the U.S.
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Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a function of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. markets. This can make buying and selling certain securities more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of securities. In certain situations, it may become virtually impossible to sell a security in an orderly fashion at a price that approaches an estimate of its value.
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Foreign market events risk. Many countries in certain parts of the world may be subject to a greater risk of natural disasters, outbreaks of infectious diseases and other public health threats that may reduce consumer demand, disrupt the global supply chain, result in travel restrictions and/or quarantines. And may generally have a significant effect on issuers based in foreign markets, issuers that operate in such markets and issuers that are dependent on others that operate in such markets. Recent examples include pandemic risks related to the coronavirus.
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Political and social risk. Political or social developments may adversely affect the value of VCA 10’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad,
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extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits. VCA 10’s investments in foreign securities also may be subject to the risk of nationalization or expropriation of a foreign corporation’s assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. These risks are heightened in all respects with respect to investments in foreign securities issued by foreign corporations and governments located in developing countries or emerging markets.
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Regulatory risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S. In general, less information is publicly available about foreign corporations than about U.S. companies.
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Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. VCA 10 may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of VCA 10.
Market and Management Risk. Market risk is the risk that the markets in which VCA 10 invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns negative, the price of all securities may decline. Market risk also includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics, or epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause VCA 10 to lose value. Such events may reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. In addition, economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Exchanges and securities markets may close early, close late or issue trading halts on specific securities, which may result in, among other things, VCA 10 being unable to buy or sell certain securities at an advantageous time or accurately price its portfolio investments.
Management risk is the risk that the investment strategy or the investment manager or the subadviser will not work as intended. All decisions by the investment manager or the subadviser require judgment and are based on imperfect information. Regulatory restrictions, actual or potential conflicts of interest or other considerations may cause the investment manager or the subadviser to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of VCA 10 will be achieved.
Market Capitalization Risk. Investing in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because VCA 10 may invest a portion of its assets in securities issued by small-cap companies, it is likely to be more volatile than a portfolio that focuses on securities issued by larger companies. Small-sized companies often have less experienced management, narrower product lines, more limited financial resources, and less publicly available information than larger companies. In addition, smaller companies are typically more sensitive to changes in overall economic conditions and their securities may be difficult to trade.
Real Estate Risk. Investments in real estate investment trusts (REITs) and real estate-linked derivative instruments will subject VCA 10 to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, operating expenses, overbuilding, construction delays and the supply of real estate generally, extended vacancies of properties, and the management skill and credit worthiness of the issuer. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the tax laws. In addition, some REITs have limited
23

diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property and, as a result, may be more exposed to events that adversely affect such properties or areas than REITs that invest more broadly.
Regulatory Risk. VCA 10 is subject to a variety of laws and regulations which govern its operations. VCA 10 is subject to regulation by the SEC. Similarly, the businesses and other issuers of the securities and other instruments in which VCA 10 invests are also subject to considerable regulation. These laws and regulations are subject to change. Changes in laws and regulations may materially impact VCA 10, a security, business, sector, or market. For example, changes in laws or regulations made by the government or a regulatory body may impact the ability of VCA 10 to achieve its investment objective, or may impact VCA 10’s investment policies and/or strategies, or may reduce the attractiveness of an investment.
Past Performance. The bar chart and table provide some indication of the risks of investing in VCA 10 by showing changes in VCA 10’s performance from year to year and by showing how VCA 10’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that VCA 10 will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table reflects Contract fees and expenses that are paid by each investor.
The table also demonstrates how VCA 10’s performance compares to the returns of the Russell 1000 Index. Annual return information is provided only for Class I Units. Because all of VCA 10’s Units are invested in the same portfolio of securities, annual returns for Class II and Class III Units would be higher because Class II and Class III shares have lower expenses than Class I shares.

Best Quarter:		Worst Quarter:
20.97%	2nd Quarter 2020	-22.05	1st Quarter 2020

Average Annual Total Returns % (For the periods ended December 31, 2021)
	One Year	Five Years	Ten Years
VCA 10 – Class I Units	20.78	15.26	13.22
VCA 10 – Class II Units	21.38	15.83	13.78
VCA 10 – Class III Units	21.44	15.89	13.84
Index % (reflects no deduction for fees, expenses or taxes) (as of 12-31-21)
S&P 500 Index	28.70%	18.47%	16.54%
Russell 1000 Index	26.45%	18.43%	16.54%
Additional information about investment policies and restrictions, including the risks associated with their use, is provided in the SAI.
24The MEDLEYTM Program

The Series Fund Portfolios
The Investment Option(s) that you select, among those that are permitted, are your choice. We do not provide investment advice, nor do we recommend any particular Investment Option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the Investment Option(s).
There are seven Series Fund portfolios currently available for investment through VCA 24 under the Contracts. If you are invested in VCA 11, your Unit Value is allocated to the Government Money Market Portfolio, which is available for investment only through VCA 11.
Please refer to Appendix A for certain information regarding each portfolio, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance.
There is no guarantee that any underlying portfolio will meet its investment objective. Each portfolio has issued a prospectus that contains more detailed information about the portfolio. The prospectuses for the portfolios can be found online at https://www.prudential.com/personal/annuities/annuity-prospectuses. You can also request this information at no cost by writing us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507, or by calling (877) 778-2100.
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UNIT VALUE
HOW UNIT VALUE IS DETERMINED
To keep track of investment results, each Participant is credited with Units in the Investment Option(s) selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that Investment Option. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of the Investment Option plus any Contract charges that may apply. The procedures for computing the net asset value for shares of a Series Fund are described in the Series Fund prospectus.
The Unit Value for VCA 10 is determined once each business day the New York Stock Exchange (NYSE) is open for trading as of the close of the exchange's regular trading session (which is usually 4:00 p.m., New York time). The NYSE is closed on most national holidays and Good Friday. VCA 10 does not price its Unit Value on days when the NYSE is closed but the primary markets for VCA 10's foreign securities are open, even though the value of these securities may have changes. Conversely, VCA 10 will ordinarily price its Unit Value on days that the NYSE is open but foreign securities markets are closed. VCA 10 will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE and will price its Unit Value as of 4:00 p.m., if the particular disruption directly affects only the NYSE.
Equity securities for which the primary market is on domestic exchange are generally valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities included within the NASDAQ market are generally valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation are generally valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. If there is no asked price, the security will be valued at the bid price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.
Equity securities for which the primary market is on a foreign exchange are valued using pricing vendor services that provide fair value model prices. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. Non-US securities markets are open for trading on weekends and other days when VCA 10 does not price its Unit Value. Therefore, VCA 10’s Unit Value may change on days when you will not be able to purchase or redeem Units.
All short-term debt securities having remaining maturities of 60 days or less are valued at amortized cost. This valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases (or increases when a security is purchased at a discount) in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value.
Other Debt securities - those that are not valued on an amortized cost basis—are valued using an independent pricing service.
Options on stock and stock indexes that are traded on a national securities exchange are valued at the average of the bid and asked prices as of the close of that exchange.
Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded (which is generally 15 minutes after the close of regular trading on the NYSE). If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.
26The MEDLEYTM Program

Securities for which no market quotations are available will be valued at fair value under the direction of a committee of VCA 10 (the VCA 10 Committee) which is similar to a board of directors and which provides general supervision of VCA 10. VCA 10 also may use fair value pricing if it determines that a market quotation is not reliable. Securities subject to fair value pricing may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into debt and for which there is no current market; securities whose prices are stale; securities affected by significant events; and securities that VCA 10 believes were priced incorrectly. A significant event is an event, such as a political or market event that has caused a market quotation to no longer reflect the value at the time that the unit value of VCA 10 is determined.
The use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that VCA 10 could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which VCA 10 determines its unit value.
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MANAGEMENT
THE COMMITTEE
ADVISORY ARRANGEMENTS
PGIM Investments LLC (PGIM Investments), a subsidiary of Prudential Financial, serves as investment manager to VCA 10. PGIM Investments is located at 655 Broad Street, Newark, New Jersey 07102. PGIM Investments and its predecessors have served as manager or administrator to investment companies since 1987. As of December 31, 2021, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $373.6 billion.
Under a management agreement with VCA 10, PGIM Investments manages VCA 10's investment operations and administers its business affairs, and is paid a management fee at the annual rate of 0.25% of the average daily net assets of VCA 10. Under the management agreement with VCA 10, PGIM Investments is responsible for selecting and monitoring one or more subadvisers to handle the day-to-day investment management of VCA 10. PGIM Investments, not VCA 10, pays the fees of the subadvisers. Pursuant to an order issued by the SEC, VCA 10 may add or change a subadviser, or change the agreement with a subadviser, if PGIM Investments and the VCA 10 Committee concludes that doing so is in the best interests of VCA 10 Participants. VCA 10 can make these changes without Contractowner/Participant approval, but will notify Participants investing in VCA 10 of any such changes.
VCA 10's current subadviser is Jennison Associates LLC (Jennison), a Prudential Financial subsidiary. Jennison is located at 466 Lexington Avenue, New York, New York 10017. Under its agreement with Jennison, PGIM Investments pays Jennison a subadvisory fee equal to 0.20% annually of the average daily net assets under Jennison's management.
Jennison may use affiliated brokers to execute brokerage transactions on behalf of VCA 10 as long as the commissions charged by such affiliated brokers are comparable to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. More information about brokerage transactions is included in the SAI.
Joseph C. Esposito, CFA, Rebecca Irwin, Warren N. Koontz, Jr., CFA, Natasha Kuhlkin, CFA, Kathleen A. McCarragher, and Spiros “Sig” Segalas are the portfolio managers jointly and primarily responsible for the overall day-to-day management of all aspects of VCA 10's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio construction, risk assessment and management of cash flows.
Joseph C. Esposito, CFA, is a Managing Director and a large cap value portfolio manager. He joined Jennison in September 2014. Mr. Esposito was previously a senior equity analyst at Loomis, Sayles & Company for seven years. Prior to that, he was a business systems analyst at AXA Financial. Mr. Esposito earned a BA from the College of New Jersey, an MBA from Columbia Business School, and he holds the Chartered Financial Analyst (CFA) designation.
Rebecca Irwin is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in September 2006. Prior to joining Jennison, Ms. Irwin was a health care analyst at Viking Global Investors. Prior to that, she was at UBS and at Salomon Smith Barney. Ms. Irwin earned a BA in economics from Queen's University at Kingston, an LLB from the University of Toronto, and an LLM from Harvard Law School.
Warren N. Koontz, Jr., CFA, is a Managing Director, the Head of Value Equity, and a large cap value portfolio manager. He joined Jennison in September 2014. Prior to joining Jennison, Mr. Koontz was a portfolio manager at Loomis, Sayles & Company for nineteen years where he managed diversified and concentrated value strategies. Prior to that, he was a senior portfolio manager at Comerica Bank and also worked for three years as chief investment officer for The Jeffrey Company, a private investment firm and the Public Employees’ Retirement System of Ohio. Mr. Koontz earned a BS in finance and an MBA from The Ohio State University, and he holds the Chartered Financial Analyst (CFA) designation.
28The MEDLEYTM Program

Natasha Kuhlkin, CFA, is a Managing Director and a large cap growth equity portfolio manager and research analyst. She joined Jennison in May 2004. Prior to joining Jennison, Ms. Kuhlkin was an equity research analyst at Evergreen Investment Management and at Palisade Capital Management. Ms. Kuhlkin earned a BS, magna cum laude, in accounting from Binghamton University and she holds the Chartered Financial Analyst (CFA) designation.
Kathleen A. McCarragher is a Managing Director, the Head of Growth Equity and a large cap growth equity portfolio manager. She joined Jennison in May 1998. Prior to joining Jennison, Ms. McCarragher spent six years with Weiss, Peck & Greer LLC where she was a Managing Director and the Director of Large Cap Growth Equities. Prior to that, Ms. McCarragher spent 10 years with State Street Research & Management. Ms. McCarragher earned a BBA, summa cum laude, in economics and finance from the University of Wisconsin-Eau Claire and an MBA from Harvard Business School.
Spiros “Sig” Segalas was one of the original founders of Jennison in 1969. He is currently President, Chief Investment Officer and a large cap growth equity portfolio manager. Mr. Segalas began his investment career as a research analyst with Bankers Trust Company in 1960 and was responsible for technology, aerospace, and conglomerate securities. In 1963, he was appointed group head of the technology group; in 1967, he was asked to manage a newly introduced commingled emerging growth fund for the bank's institutional clients. He was also appointed to the bank's investment policy group. Mr. Segalas earned a BA in economics from Princeton University, after which he served as an officer in the US Navy.
Messrs. Esposito Koontz and Segalas, and Mses. Irwin, Kuhlkin, and McCarragher are supported by other Jennison portfolio managers, research analysts and investment professionals. Jennison typically follows a team approach in providing such support to the portfolio manager. The teams are generally organized along product strategies (e.g., large cap growth, large cap value) and meet regularly to review the portfolio holdings and discuss security purchase and sales activity of all accounts in the particular product strategy. Team members provide research support, make securities recommendations and support the portfolio managers in all activities. Members of the team may change from time to time.
The SAI provides additional information about the portfolio managers’ compensation, other accounts that they manage, and their ownership of VCA 10 securities.
A discussion of the factors considered by the VCA 10 Committee in re-approving the advisory agreements for VCA 10 appears in the most recent VCA 10 semi-annual report.
MANAGEMENT FEES
During 2021 the total effective annualized management fees paid by VCA 10 to PGIM Investments (as a percentage of average net assets) was 0.25% and the total effective annualized management fees paid to Jennison (as a percentage of average net assets) was 0.20%.
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CONTRACT CHARGES
SALES CHARGES & FEES
Deferred Sales Charge
No deferred sales charge will be imposed upon withdrawal of contributions.
Annual Account Fee
Every year, you may be charged an annual account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year. The annual account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made. This annual account fee is referred to in the Fee Table as “Administrative Expenses.”
If you withdraw all your contributions (other than to purchase an annuity under a Contract) before the end of a year, the fee will be charged on the date of the last withdrawal. In this case, the fee will be prorated unless you withdraw all of your contributions in the same year the initial contribution is made—in which case, the full account fee will be charged.
The total annual account fee with respect to all of a Participant's accounts will not be greater than $30. The fee will first be made against a Participant's account under a fixed-dollar Companion Contract or fixed rate option of a Qualified Combination Contract or Non-Qualified Combination Contract (each, a Combination Contract). If the Participant has no account under a Companion Contract or the fixed rate option, or if that account is too small to pay the fee, the fee will be made against the Participant's account in VCA 11. If the Participant has no VCA 11 account, or if that account is too small to pay the fee, the fee will then be made against the Participant's VCA 10 account. If the Participant has no VCA 10 account, or if it is too small to pay the fee, the fee will then be made against any one or more of the Participant's accounts in VCA 24.
Charge for Administrative Expense and Investment Management Services
Like many other variable annuity contracts, VCA 10 is subject to fees for investment management and administration services. These fees are deducted directly from the assets of VCA 10 but will have the effect of decreasing their investment performance, which in turn, determines how much you earn during the accumulation period of your Contract.
VCA 10 is charged an annual investment management fee of 0.25% of its average daily net assets.
In addition, VCA 10 is also charged a maximum administrative fee of 0.75% of its average daily net assets. This administrative fee is referred to in the Fee Table as “Base Contract Expenses.” Prudential may impose a reduced administrative fee where warranted by economies of scale and the expense characteristics of the contractholder's retirement arrangement. The applicable administrative fee is determined by the class of Units that are issued: Class I Units bear the maximum administrative fee of 0.75%. Class II Units bear an administrative fee of 0.25%. Class III Units bear an administrative fee of 0.20%.
VCA 11 and VCA 24 are each subject to a maximum administrative fee of 0.75% of their average daily net assets. Although VCA 11 and VCA 24 themselves do not pay an investment management fee, the Series Fund Portfolios do as follows:
30The MEDLEYTM Program

The Series Fund: Effective Investment Management Fees (paid during 2021)
Portfolio	Investment Management Fee
50/50 Balanced (Class I Shares)	0.55%
Total Return Bond (Class I Shares)	0.40%
Jennison Blend (Class I Shares)	0.45%
Flexible Managed (Class I Shares)	0.60%
Global (Class I Shares)	0.71%
Government Income (Class I Shares)	0.40%
Government Money Market (Class I Shares)	0.04%
Stock Index (Class I Shares)	0.28%
Other expenses incurred by the Series Fund Portfolios include printing costs, legal and accounting expenses, and the fees of the Series Fund's custodian and transfer agent. More information about these expenses is included in the Series Fund prospectus.
Loan Charges
Loans under the Contract involve fees, including an application fee of up to $100 and an annual processing charge of up to $60. Loans also include interest payment and other requirements. For more information, see Loan Program later in the prospectus.
Modification of Charges
Under certain of the Contracts, Prudential may impose lower account fees. We would do this if we think that our sales or administrative costs with respect to a Contract will be less than for the other Contracts. This might occur if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party.
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THE CONTRACTS
INTRODUCTION
The Contracts described in this prospectus are generally issued to employers who make contributions on behalf of their employees. The Contracts can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Even though the employer, association or trust is the Contractholder, the Participants usually—although not always—have the rights under the Contract described in this prospectus.
You should check the provisions of your employer's plan or any agreements with your employer to see if there are any limitations on your Contract rights. For individuals who are not associated with a single employer or other organization, Prudential offers a Non-Qualified Combination Contract.
ACCUMULATION PERIOD
Contributions
In most cases, contributions are made through a payroll deduction or similar arrangement with the Contractholder. If contributions are being made to an Individual Retirement Annuity they must be at least $500.
You decide how contributions made on your behalf will be allocated among the Investment Options available under your Contract. You can change this allocation by simply notifying us at 30 Scranton Office Park, Scranton, PA 18507—or if some other organization provides the recordkeeping services under your Contract, by contacting them; or by calling Prudential Retirement at 1-877-778-2100, or on-line at www.prudential.com/online/retirement.
When a contribution is made, we invest 100% of it in the Investment Option you have chosen. You are credited with a certain number of Units, which are determined by dividing the amount of the contribution by the Unit Value for that Investment Option for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of your Investment Option. Units will be redeemed as necessary to pay your annual account charge.
The first contribution made on your behalf will be invested within two business days after it has been received by us if we received all the necessary enrollment information in Good Order. If the Contractholder submits an initial contribution for you and the enrollment form is not in Good Order, we will place the contribution into VCA 11 until the paperwork is complete.
In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the Units of VCA 11. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.
Unit Value
Unit Value is determined each business day by multiplying the previous day's Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the investment management and base contract expenses fee. The gross change factor for VCA 10, VCA 11 and VCA 24 is determined by dividing the current day's net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day's net assets.
Withdrawal of Contributions
Because the Contracts are intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. For example, if your retirement plan is subject to Sections 401(a) or 403(b) of the Code, contributions made from a Participant's own salary (before taxes) cannot be withdrawn unless the Participant is at least 59 1∕2 years old, no longer works for his or her employer, becomes disabled or dies. (Contributions may
32The MEDLEYTM Program

sometimes be withdrawn in the case of hardship or in the event of qualified birth or adoption, but you need to check your particular retirement arrangements.) Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.
Retirement arrangements that are not covered by Sections 401(a) or 403(b) of the Code are subject to different limitations. For example, Section governmental 457(b) Plans usually allow withdrawals only when the Participant reaches 59 1/2 years of age, no longer works for his or her employer or for unforeseeable emergencies.
Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses' written consent to make a withdrawal request. The spouse's consent must be notarized or witnessed by an authorized plan representative.
Minimum Withdrawals. Certain Contracts require that any withdrawal must be at least $250. If your Units are worth less than $250, these Contracts may permit you to make a single withdrawal of all your Units. The amount withdrawn will be subject to any applicable deferred sales charges and, if you are withdrawing all of your Units, the full annual account charge will be automatically deducted regardless of when in the calendar year you make the withdrawal.
Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount (less any applicable deferred sales charges and account fees) within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.
Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.
Plan Expenses. Under certain Contracts, withdrawals may be made to pay expenses of the plan.
Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under your contract.
Spousal Consent Rules for Retirement Plans—Qualified Contracts
If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the death benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.
Defined Benefit Plans, Money Purchase Pension Plans, Defined Contribution Plans (including 401(k) plans) and ERISA 403(b) Annuities. If you are married at the time your payments commence, federal law generally requires that benefits be paid to you in the form of a “qualified joint and survivor annuity” (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a death benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays death benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the death benefit, but only if your
33

spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.
Depending on the design of your plan, less stringent spousal consent rules may apply.
IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution is not required. Upon your death, any death benefit will be paid to your designated beneficiary.
Systematic Withdrawal Plan
If you are at least 59 1∕2 years old, you may be able to participate in the Systematic Withdrawal Plan. However, participation in this program may have significant tax consequences and Participants should consult with their tax adviser before signing up.
Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse's written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of your Investment Option during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or an equivalent electronic means) which we will provide to you on request.
Termination of Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.
Order of Withdrawals. When you participate in the Systematic Withdrawal Plan, withdrawals will be made first from your Companion Contract Units or fixed rate option Units, if any. Once all of these Units have been redeemed, systematic withdrawals will be made by redeeming your Units in the following order:
◾
First, VCA 11 Units in the Government Money Market Portfolio,
◾
Next, VCA 10 Units,
◾
Next, VCA 24 Units in the Jennison Blend Portfolio of the Series Fund,
◾
Next, VCA 24 Units in the Total Return Bond Portfolio of the Series Fund,
◾
Next, VCA 24 Units in the 50/50 Balanced Portfolio of the Series Fund,
◾
Next, VCA 24 Units in the Flexible Managed Portfolio of the Series Fund,
◾
Next, VCA 24 Units in the Stock Index Portfolio of the Series Fund,
◾
Next, VCA 24 Units in the Government Income Portfolio of the Series Fund, and
◾
Next, VCA 24 Units in the Global Portfolio of the Series Fund.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to your Contract documents if this applies to you.
Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and
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returned to the State. A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract:
Name of Benefit	Purpose	Standard or Optional	Annual Fees		Restrictions/ Limitations
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than your Contract Value.	Standard	$0	$0	None
Death Benefits
In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant's designated beneficiary. The death benefit will equal the value of the Participant's Units on the day we receive the claim in Good Order, less the annual account fee.
Payment Methods. You can elect to have the death benefit paid to your beneficiary: (1) in one lump sum by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner, (2) as systematic withdrawals to completely distribute the death benefit amount by December 31st of the 10th anniversary of the participant’s death, (3) as an annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (“EDB”)), or (4) a combination of the preceding three options, subject to the required minimum distribution rules of Section 401(a)(9) of the Code described below. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. A minor child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
If you do not make an election, your beneficiary may choose from these same three options (or a combination of the three) within the time limit set by your retirement arrangement. If the beneficiary does not make the election within the time limit, he or she will receive a lump sum cash payment equal to the aggregate value of the Participant's Units less the annual account fee.
Required Minimum Death Benefit. Under certain retirement arrangements, if you (or your beneficiary, if you did not) elected to have the death benefit paid in one-sum cash payment by redeeming all of your Units in one or more of the Investment Options, Prudential will add to the payment, if necessary, so that the death benefit is not less than the contributions made on your behalf (less any withdrawals, transfers and the annual account fee). Certain Contracts may provide for an even higher minimum amount.
ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant's spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant's spouse in an amount which can be purchased with no less than 50% of the value of the Participant's Units as of the date of the Participant's death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant's Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.
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Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.
Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant's Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.
Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.
Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. If this happens, you may still make withdrawals in order to transfer amounts, purchase an annuity or for any other purpose—just as if contributions were still being made on your behalf. But if contributions are discontinued for a certain length of time (36 months for New York State, 24 months for all other states) and your Units equal less than a certain amount ($1,000 in certain states, $2,000 in others), we have the right under some retirement arrangements to redeem your Units. In that case, you would receive the value of your Units—less the annual account charge—as of the date of cancellation.
We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 60 days' notice to the Contractholder. (Some Contracts require 90 days' advance notice.)
Transfer Payments
Under most of the Contracts, you can transfer all or some of your Units from one Investment Option to another. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you.
Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in Units of the Investment Option you have selected. The value of the Units redeemed and of the Units in the new Investment Option will be determined by dividing the amount transferred by the Unit Value for that day for the respective Investment Option.
Different procedures may apply if recordkeeping services for your Contract are performed by an organization other than Prudential. Please see the SAI for more information about non-Prudential recordkeepers.
Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer Units from any of the Investment Options to a designated alternate funding agency. If the Contract is used in connection with certain non-qualified annuity arrangements, tax-deferred annuities subject to Section 403(b) of the Code or with an Individual Retirement Annuity, we will notify each Participant with Units as of
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the date of the Contractholder's request. A Participant may then choose to keep his or her Units in the MEDLEY Investment Options or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in the MEDLEY Investment Options.
If a Contractholder stops contributions under a Contract used in connection with a deferred compensation plan subject to Section 457 of the Code, Prudential has the right to transfer Participants' Units from VCA 10, VCA 11 and VCA 24 to an alternate funding agency.
Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.prudential.com/online/retirement, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided your Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
For your protection and to prevent unauthorized transfers, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.
During times of extraordinary economic or market changes, telephone and other electronic instructions may be difficult to implement.
Prudential Mutual Funds
Transfers. Prudential may permit Participants to transfer some or all of their MEDLEY Units for shares of certain mutual funds managed by PGIM Investments without imposing any sales charges. In addition, Prudential may allow Participants to transfer some or all of their shares in the Prudential mutual funds for MEDLEY Units. No sales charge is imposed on these transfers or subsequent withdrawals. Before deciding to make any transfers, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features—such as a minimum death benefit—as the MEDLEY Contracts.
Offer Period. Prudential will determine the time periods during which these transfer rights will be offered. In no event will these transfer rights be offered for a period of less than 60 days. Any transfer offer may be terminated, and the terms of any offer may change.
Annual Account Fee. If a Participant transfers all of his or her MEDLEY Units for shares in Prudential mutual funds, the annual account fee payable under the Contract for that year may be deducted from the Participant's mutual fund account.
Taxes. Generally, there should be no adverse tax consequences if a Participant in a qualified retirement arrangement, in a deferred compensation plan under Section 457 or in an individual retirement annuity under Section 408 of the Code elects to transfer amounts in the Participant's current MEDLEY account(s) for shares of Prudential mutual funds or vice versa. For 403(b) plans, transfers from a MEDLEY account to a PGIM Investments mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, transfers from a PGIM Investments mutual fund to a MEDLEY account will be effected from
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a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, 403(b) Participants should be aware that the Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under the MEDLEY Program.
Non-Qualified Contracts. For tax reasons, Prudential does not intend to permit transfers from a MEDLEY Contract to a PGIM Investments mutual fund for Participants under a Non-Qualified Combination Contract issued to a plan covering employees that share a common employer or that are otherwise associated.
Loan Program
The loans described in this section are generally available to Participants in 401(a) and 403(b) Programs. The ability to borrow, as well as the interest rate and other terms and conditions of the loan may vary from Contract to Contract. Participants interested in borrowing should consult their Contractholder or Prudential.
For plans that are subject to ERISA, it is the responsibility of the plan fiduciary to ensure that the interest rate and other terms and conditions of the Loan Program comply with all Contract qualification requirements including the ERISA regulations.
The loans described in this section (which involve the variable Investment Options) work as follows:
A Participant loan is available only if the Participant makes a request for such a loan in accordance with the provisions of this Loan Program. To receive a Participant loan, a Participant must sign a promissory note along with a pledge or assignment of the portion of the account balance used for security on the loan. The term “Participant” for purposes of the loan program only, means a Participant or Beneficiary who is a “party in interest” to the plan, including a Participant whose employment with a Plan Sponsor has ended.
Non-Automated Loans (Loans Requested Via Paper Form)—A Participant may apply for a loan by submitting a duly completed loan application (Application) to Prudential that has been signed by the Participant and Prudential must approve the loan.
If permitted under the Contract, Automated Loans (Loans Requested Via Telephone or Internet)—An active Participant may apply for a loan by submitting an Application, in a form prescribed by Prudential and consistent with the terms of this Loan Program, to Prudential by authorized electronic means. The date and time of receipt will be appropriately recorded. In general, your request may be made by telephone, electronically, or otherwise in paper form to Prudential Retirement. All permitted telephone transactions may be initiated by calling Prudential at 1-877-778-2100. All permitted internet transactions may be made through www.prudential.com/online/retirement. Prudential may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to participants as authorized by the Contractholder.
An Application fee of up to $100 for The MEDLEY Program will be charged to participants for each new loan and it is not refundable. In addition, there is an annual processing charge of up to $60 for The MEDLEY Program that will be deducted from a participant's account.
Availability of Participant Loans. If permitted under the terms of the Contract, Participant loans must be made available to Participants in a reasonably equivalent manner. Prudential may refuse to make a loan to any Participant who is determined to be not creditworthy. For this purpose, a Participant is not creditworthy if, based on the facts and circumstances, it is reasonable to believe that the Participant will not repay the loan. A Participant who has defaulted on a previous loan from the plan and has not repaid such loan (with accrued interest) at the time of any subsequent loan will not be treated as creditworthy until such time as the Participant repays the defaulted loan (with accrued interest). A Participant may not make, and the plan will not accept, a direct rollover of a loan from the plan of a Participant's former employer.
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Reasonable Rate of Interest. A Participant must be charged a reasonable rate of interest for any loan he/she receives. For this purpose, the interest rate charged on a Participant loan must be commensurate with the interest rates charged by persons in the business of lending money for loans under similar circumstances. The Contract will prescribe a means of establishing a reasonable interest rate, which has been determined to approximate a commercially reasonable rate for the Participant loans. The interest rate on participant loans will be declared quarterly; however, Prudential reserves the right to change the basis for determining the interest rate prospectively with thirty (30) days notice. These rights will only apply to a loan issued after the change(s) takes effect.
Adequate Security. All Participant loans must be adequately secured. The Participant's vested account balance shall be used as security for a Participant loan provided the outstanding balance of all Participant loans made to such Participant does not exceed 50% of the Participant's vested account balance, determined immediately after the origination of each loan.
Periodic Repayment. A Participant loan must provide for level amortization with payments to be made not less frequently than quarterly. A Participant loan generally must be payable within a period not exceeding five (5) years from the date the Participant receives the loan from the plan. If permitted by the Contract, Loan repayments may be made by a deduction from each payroll following issuance of the loan. Repayment will begin as soon as is administratively practicable following issuance of the loan, but no more than 2 months from the date the loan is issued. The Employer intends to remit repayments by payroll deduction substantially on the 45th calendar day from the loan issuance date. Should loan repayments not be possible from payroll, payments will be due directly from the participant by check or similar payment method. Should a participant not be expected to be able to use payroll repayment or to return promptly to payroll payment, the Contract may authorize regular payment no less frequently than quarterly on a revised schedule of amount and payment dates calculated to repay the loan with interest in full in substantially equal payments over the remaining original period of the loan.
Loans may be paid in full at any time without penalty. Any amount paid which is in excess of the scheduled payments then due but less than the total outstanding balance must be included with a scheduled payment and not under separate cover. The additional amount will be applied to the principal. Prepayments will not change the amount or timing of subsequent payments due prior to pay-off of the loan, but will simply reduce the total number of payments to be made.
Unpaid Leave of Absence. A Participant with an outstanding Participant loan may suspend loan payments to the plan for up to 12 months for any period during which the Participant is on an unpaid leave of absence. Upon the Participant's return to employment (or after the end of the 12-month period, if earlier), the Participant's outstanding loan will be re-amortized over the remaining period of such loan to make up for the missed payments. The re-amortized loan may extend beyond the original loan term so long as the loan is paid in full by whichever of the following dates comes first: (1) the date which is five (5) years from the original date of the loan (or the end of the suspension, if sooner), or (2) the original loan repayment deadline (or the end of the suspension period, if later) plus the length of the suspension period.
Military leave. A Participant with an outstanding Participant loan also may suspend loan payments for any period such Participant is on military leave, in accordance with Code §414(u)(4). Upon the Participant's return from military leave (or the expiration of five years from the date the Participant began his/her military leave, if earlier), loan payments will recommence under the amortization schedule in effect prior to the Participant's military leave, without regard to the five-year maximum loan repayment period. Alternatively, the loan may be reamortized to require a different level of loan payment, as long as the amount and frequency of such payments are not less than the amount and frequency under the amortization schedule in effect prior to the Participant's military leave. Military leave personnel with loans will have further rights as determined by the Soldiers and Sailors Civil Relief Act of 1940 (generally limiting to 6% the annual percentage rate chargeable on loans during periods of military leave).
Loan Limitations. A Participant loan may not be made to the extent such loan (when added to the outstanding balance of all other loans made to the Participant) exceeds the lesser of:
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◾
$50,000 (reduced by the excess, if any, of the Participant's highest outstanding balance of loans from the plan during the one-year period ending on the day before the date on which such loan is made, over the Participant's outstanding balance of loans from the plan as of the date such loan is made), or
◾
One-half ( 1∕2) of the Participant's vested account balance, determined as of the Valuation Date coinciding with or immediately preceding such loan, adjusted for any contributions or distributions made since such Valuation Date.
The minimum loan amount is as specified in the Contract, or if not specified, $1,000 as determined by Prudential and permitted under 29 CFR §2550.408b-1(b)(2). For purposes of this limit, an “outstanding loan” includes a loan for which a “deemed distribution” has occurred, following the borrower's default and pursuant to Treas. Reg. §1.72(p)-1, unless the borrower repays the outstanding balance of the defaulted loan (including accrued interest through the date of repayment).
An “outstanding loan” constitutes the unpaid loan balance, including accrued interest, at a given point in time.
A “deemed distribution” occurs when the Participant fails to make a scheduled payment on the loan.  Note:  The plan administrator may allow a cure period and a deemed distribution will not occur until the last day of the cure period.  The cure period may not continue beyond the last day of the calendar quarter following the calendar quarter in which the required loan payment was due.
This maximum is set by federal tax law and applies to all loans from any plans of the Employer. In applying the limitations under this Section, all plans maintained by the Employer are aggregated and treated as a single plan. In addition, any assignment or pledge of any portion of the Participant's interest in the plan and any loan, pledge, or assignment with respect to any insurance contract purchased under the plan will be treated as loan under this Section. Since Prudential cannot monitor a Participant's loan activity relating to other plans offered to Participant's, it is the Participant's responsibility to do so. Provided that a Participant adheres to these limitations, the loan will not be treated as a taxable distribution.
A Participant may not renegotiate a loan.
Segregated Investment. A Participant loan is treated as a segregated investment on behalf of the individual Participant for whom the loan is made. If the Contract does not specify procedures designating the type of contributions from which the Participant loan will be made, such loan is deemed to be made on a proportionate basis from each type of contribution. Unless requested otherwise on the Participant's loan application, a Participant loan will be made equally from all investment funds in which the applicable contributions are held. A Participant or Beneficiary may direct the Trustee, on his/her loan application, to withdraw the Participant loan amounts from a specific investment fund or funds. Unless specified otherwise in the Contract, Loan repayments will be invested according to the participant's investment allocation for current contributions unless otherwise elected by the participant.
Procedures for Loan Default. If the plan does not receive payment on a loan on a timely basis for whatever reason, regardless of whether the borrower normally makes repayment by salary deduction or direct payment, the loan will be considered in default unless payment is made within a grace period. The grace period will be within 90 days after each due date (unless a shorter grace period is dictated by your plan), but may be extended by determination of Prudential to the date the late payment is actually made for specific causes that are beyond the Participant's control and are consistently determined and applied on a nondiscriminatory basis. In no event may the grace period extend beyond the end of the calendar quarter following the calendar quarter in which the payment was originally due.
Loans default upon a determination by Prudential, consistently determined and applied on a nondiscriminatory basis, due to the following:
◾
Failure to pay on time (including within any grace period allowed under loan procedures used for the plan);
◾
Death of the participant;
◾
Failure to pay on time any other or future debts to the plan;
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◾
Any statement or representation by the participant in connection with the loan which is false or incomplete in any material respect; and
◾
Failure of the participant to comply with any of the terms of this Note and other Loan Documentation;
A Participant will be considered to be in default with respect to a loan if any scheduled repayment with respect to such loan is not made by the end of the grace period or no later than calendar quarter following the calendar quarter in which the missed payment was due.
If a Participant defaults on a Participant loan, Prudential will send the appropriate tax information to the Participant and the Internal Revenue Service. The plan may not offset the Participant's account balance until the Participant is otherwise entitled to an immediate distribution of the portion of the account balance that will be offset and such amount being offset is available as security on the loan. For this purpose, a loan default is treated as an immediate distribution event to the extent the law does not prohibit an actual distribution of the type of contributions which would be offset as a result of the loan default. The Participant may repay the outstanding balance of a defaulted loan (including accrued interest through the date of repayment) at any time.
Pending the offset of a Participant's account balance following a defaulted loan, the following rules apply to the amount in default. Post default interest accrual on a defaulted loan applies to loans initiated after December 31, 2001:
◾
Interest continues to accrue on the amount in default until the time of the loan offset or, if earlier, the date the loan repayments are made current or the amount is satisfied with other collateral.
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A subsequent offset of the amount in default is not reported as a taxable distribution, except to the extent the taxable portion of the default amount was not previously reported by the plan as a taxable distribution.
The post-default accrued interest included in the loan offset is not reported as a taxable distribution at the time of the offset.
Loan Repayments may continue beyond termination of employment, if allowed under the terms of your plan. However, if permitted under the terms of the plan, a loan will also default when the Participant who has terminated employment, and continued the loan, first takes a partial or total distribution of the Account Value.
A participant may not request a direct rollover of the loan note.
If you terminated employment and had an outstanding loan from your retirement plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default.  Under the Tax Cuts and Jobs Act, for defaults related to termination of employment after 2017, an individual has until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified retirement plan.
Modified Procedures. Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different deferred sales charges and annual account charges than those described in this prospectus. They also may have different procedures for allocation, transfer and withdrawal requests. For more information, contact your Contractholder or third party recordkeeper. More information about third party recordkeepers is set forth in the SAI.
ANNUITY PERIOD
Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and your Contract, you may have all or any part of your Units in VCA 10, VCA 11 or VCA 24 used to purchase a fixed-dollar annuity under the MEDLEY Program. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. The purchase of an annuity is irrevocable.
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The Retirement Equity Act of 1984 requires that a married Participant eligible for benefits under a defined benefit plan or money purchase plan must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity.  This federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an Annuity for your spouse’s lifetime and is called a “qualified pre-retirement survivor annuity” (QPSA). If the plan pays Death Benefits to other Beneficiaries, you may elect to have a Beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA.
Withdrawals from VCA 10, VCA 11 and VCA 24 that are used to purchase a fixed-dollar annuity under the MEDLEY Program become part of Prudential's general account, which supports insurance and annuity obligations. Similarly, amounts allocated to the Companion Contract or the fixed rate option under a Combination Contract become part of Prudential's general account. Because of exemptive and exclusionary provisions, interest in the general account have not been registered under the Securities Act nor is the general account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the Securities or Investment Company Acts. Annuity obligations are subject to the financial strength and claims-paying ability of Prudential.
Available Forms of Annuity
Option 1—Life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a number of minimum payments that will be made—60, 120, 180 or 240 months—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for that period.
Option 2—Annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Option 1, these payments will only be paid during the period you have specified (60, 120, 180 or 240 months). If you pass away before the last payment is received, your beneficiary will continue to receive payments for that period. If you outlive the specified time period, you will no longer receive any annuity payments.
Option 3—Joint and survivor annuity with payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime.
When you purchase this type of annuity you will be asked to:
◾
specify the length of time you want the contingent annuitant to receive monthly payments in the same amount as the monthly payments you have received (this is called the period certain), and
◾
set the percentage of the monthly payment—for example, 33%, 66% or even 100%—you want paid to the contingent annuitant after the period certain for the remainder of his or her lifetime.
If both you and the contingent annuitant pass away during the period certain, payments will be made to the properly designated beneficiary.
Not all of the above forms of annuity may be available under your retirement arrangements. The duration of a period certain annuity and the maximum survivor benefit payable under a joint and survivor annuity may be limited under federal tax law. In some cases, other forms of annuity may be available under the Contracts. Participants should review their Contract for more information.
Purchasing the Annuity
Once you have selected the type of annuity, you must submit to Prudential a written election on a form that we will provide to you on request. Unless you request otherwise, the annuity will begin on the first day of the month after we have received your election form in Good Order and you will receive your first annuity payment within one month after that.
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If you withdraw contributions to purchase an annuity, no deferred sales charge will apply. If it is necessary to withdraw all of your contributions in order to purchase the annuity, the full annual account charge will be charged unless the annuity becomes effective on January 1 of any year. The remainder—less any applicable taxes on annuity considerations—will be applied to the appropriate annuity purchase rate set forth in your Contract. (Prudential has the right to determine the amount of monthly payments from annuity purchase rates if they would provide a larger monthly payment than the rate shown in your Contract.) The schedule of annuity purchase rates in a Contract is guaranteed by Prudential for ten years from the date the Contract is issued. If we modify the rates after ten years, the new rates will be guaranteed for the next ten years. A change in annuity purchase rates used for annuities described in Option 2 above will only apply to contributions made after the date of the change. A change in the rates under the other options will apply to all of your contributions.
Schedule of Variable Annuity Purchase Rates. The annuity rate tables contained in the Contract show how much a monthly amount of annuity will be, based on a given purchase amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.
Deductions for Taxes on Annuity Considerations. Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant's investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant's investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.
OTHER INFORMATION
Assignment
The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.
Changes in the Contracts
We have the right under some Contracts to change the annual account fee and schedule of deferred sales charges after two years. In the event we decide to change the deferred sales charge schedule, the new charges will only apply to the contributions you withdraw after the change takes place. For this purpose, contributions will be treated as withdrawn on a first-in, first-out basis.
Some Contracts also provide that after they have been in effect for five years, Prudential may change:
◾
the deduction from VCA 10, VCA 11 or VCA 24 assets for administrative expenses,
◾
the minimum contribution amount, and
◾
the terms and amount of any transfer or withdrawal (provided these changes are permitted under law).
These changes would apply to all of your contributions, regardless of when they were made.
Some of the Contracts allow us to revise the annual annuity purchase rates from time to time and all of the Contracts permit us to make changes if we consider it necessary to comply with any laws or regulations. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.
If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days' prior notice.
We reserve the right to operate each of VCA 11 and VCA 24 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer certain of the Series Fund portfolios, to the extent permitted by law. We also reserve the right to substitute the shares of any other
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registered investment company for shares in the Series Fund that you hold under a Contract. Before we could do this, however, under current law we would have to obtain the SEC's permission and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.
Reports
At least once a year, you will receive a report from us showing the number of your Units in each of VCA 10, VCA 11 and VCA 24. You will also receive annual and semi-annual reports showing the financial condition of these Investment Options. If a single individual or company invests in the Series Fund through more than one variable insurance contract, then the individual or company will receive only one copy of the Series Fund annual and semi-annual reports unless we are directed otherwise.
Free Look Period
If permissible under your plan and under applicable state law, you may cancel your interest in a Contract and request a refund within a certain period of time known as the “free look” period. The free look period is generally ten days from the date you begin participation under a Contract, but may be longer, depending on applicable state law. During the applicable free look period, you can request a refund by returning the Contract either to the representative who sold it to you or to the Prudential Retirement Service Center, using the contract information provided in the Glossary of this prospectus. Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Unit Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract. If applicable state law requires the return of payments made under a Contract for the benefit of a Participant, we will return the greater of the Unit Value, as described above, or the amount of the Contributions made under the Contract for your benefit, less applicable federal and state income tax withholding.
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ADDITIONAL INFORMATION
SALE & DISTRIBUTION
PIMS, 655 Broad Street, Newark, New Jersey 07102, acts as the distributor and principal underwriter of the contracts. PIMS acts in this same capacity for a number of annuity and life insurance products we and our affiliates offer. PIMS is a wholly owned subsidiary of Prudential Financial and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your Contributions. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.
During 2021, 2020, and 2019, $104,858, $83,555, and $89,547, respectively, was paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions.
With respect to certain defined contribution plans investing in MEDLEY, Teachers Insurance and Annuity Association of America (TIAA) serves as plan recordkeeper, pursuant to a services agreement with Prudential. Under that agreement, TIAA among other things serves as Prudential’s agent with respect to the pricing of participant transactions in the MEDLEY Separate Accounts. Specifically, a participant transaction received in Good Order by TIAA prior to the close of the NYSE on a given business day will be treated as having been received by Prudential on that business day (and thus will be priced that business day). If TIAA provides services to your plan, further information with respect to TIAA’s procedures can be obtained by contacting TIAA directly.
FEDERAL TAXATION
The following discussion is general in nature and describes only federal income tax law. We generally do not describe state or other tax laws. It is based on current law and interpretations, which may change.
TAX-QUALIFIED RETIREMENT ARRANGEMENTS USING THE CONTRACTS
The Contracts may be used with qualified pension and profit-sharing plans, plans established by self-employed persons (Keogh plans), simplified employee pension plans (SEPs), individual retirement plan accounts (IRAs), and retirement programs governed by Code Section 403(b) (Section403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contracts are complex and you are advised to consult a qualified tax adviser.
The Contracts may also be used with certain deferred compensation plans of a state or local government or a tax-exempt organization (called Section 457 plans after the Code section that governs their structure). Tax-exempt organizations or governmental employers considering the use of the Contracts to fund or otherwise provide deferred compensation to their employees should consult with a qualified tax adviser concerning these specific requirements. Please refer to the discussion of “Entity Owners” below, which may be applicable in certain circumstances.
Contributions
In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Visit www.irs.gov for the current year contribution limits. Contributions to a Roth 403(b) or Roth 457 account, if offered by your employer, or contributions to a Roth IRA are not deductible.
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Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Rollover of Defaulted Loans. If you terminated employment and had an outstanding loan from your employer plan, any outstanding loan balance not paid back under plan rules after termination of employment becomes taxable in the year of default. For defaults related to termination of employment, you have until the due date of that year’s return (including extensions) to roll over the outstanding loan amount to an IRA or qualified employer plan.
Earnings
Under the retirement programs with which the Contracts may be used, federal income tax is not imposed upon the investment income and realized gains earned by the Investment Option until you receive a distribution or withdrawal of such earnings.
Distribution or Withdrawal
When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments in accordance with a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. In some cases, the tax on lump sum distributions may be limited by a special 10-year income averaging rule, which may be available to individuals born prior to January 1, 1936. Qualified distributions from a Roth 403(b) account, Roth 457 account or Roth IRA are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account, Roth 457 account or Roth IRA are never subject to federal income tax.
Furthermore, premature distributions or withdrawals may be restricted or subject to a 10 percent additional tax for early distribution. The restrictions are discussed in the “Taxes on Withdrawals and Surrender” section below. Participants contemplating a withdrawal should consult a qualified tax adviser.
Charitable IRA Distributions
Certain qualified IRA distributions used for charitable purposes are eligible for an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA. A qualified charitable distribution is a distribution that is made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 72. Distributions that are excluded from income under this provision are not taken into account in determining the individual’s deductions, if any, for charitable contributions. Effective 2020, the exclusion for qualified charitable distributions may be reduced (but not below zero) by an amount equal to the excess of: (1) your IRA deductions for all tax years on or after the date you attain age 70 1∕2; over (2) all reductions to the exclusion based on post-70 1∕2 IRA deductions for all tax years before the current tax year.
The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements of the charitable giving incentive. Consistent with the applicable IRS instructions, we report these distributions as normal IRA distributions on Form 1099-R. Individuals are responsible for reflecting the distributions as charitable IRA distributions on their personal tax returns.
Required Minimum Distribution Rules
In general, distributions from qualified retirement arrangements and Section 457 plans must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 72 or (2) you retire. The following exceptions apply:
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For a Section 403(b) plan, only benefits accruing after December 31, 1986 must begin distribution by the Required Beginning Date. However, amounts accruing under a Section 403(b) plan on or before December 31, 1986 may be required to be distributed by a certain age under other federal tax rules.
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For IRAs or if you are a 5% owner of the Contractholder as defined under the Code, distributions must begin by April 1 of the calendar year following the year you attain age 72. Roth IRAs are not subject to required minimum distribution rules during the owner’s lifetime.
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Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS regulations.
Distributions to beneficiaries are also subject to required minimum distribution rules. If you or your beneficiary does not meet the required minimum distribution requirements, an excise tax applies.
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner or beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owners or beneficiaries who die after 2019. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school or a governmental 457(b) plan, this law applies if you die after 2021. In addition, if your plan is maintained pursuant to one or more collective bargaining agreements, this law generally applies if you die after 2021 (unless the collective bargaining agreements terminate earlier).
Deaths before your required beginning date. If you die before your required beginning date, and have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an EDB or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin with g over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
Death on or after your required beginning date. In general, if you die on or after your required beginning date, and you have a designated beneficiary who is not an EDB, any remaining interest in your Qualified Annuity must continue to be distributed over the longer of your remaining life expectancy and your designated beneficiary’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of your death. If your Beneficiary is an EDB (other than a minor child), distributions must continue over the longer of your remaining life expectancy and the EDB’s life expectancy (or more rapidly), but all amounts must be distributed within 10 years of the EDB’s death, EDBs who are older than the Owner, and Beneficiaries that are not individuals.
Annuity Payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
Other Rules. The new post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract, or “QLAC”)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
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If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.
In addition, these post-death distribution requirements generally do not apply if the employee or IRA owner died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee or IRA owner dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee or IRA owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee or IRA owner who died prior to 2020.
Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 72 by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA, subject to the new rules under the regulations.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements for calendar years on or after January 1, 2022. We reserve the right to make changes in order to comply with the proposed regulations, or any final regulations published in the future. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules. Note that in 2014, the U.S. Supreme Court ruled that Inherited IRAs, other than IRAs inherited by the owner’s spouse, do not qualify as retirement assets for purposes of protection under the federal bankruptcy laws.
Until withdrawn, amounts in a qualified annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the required beginning date.
Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
In addition, in order to comply with the regulations, we will only process certain transactions (e.g., withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.
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Non-qualified Arrangements Using the Contracts
Taxes Payable by Participants. Prudential believes the Contracts are annuity contracts for tax purposes. Accordingly, as a general rule, you do not pay any tax as a result of any increase in the value of your Investment Options. Generally, annuity contracts issued by the same company (and affiliates) to a Participant during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below.
Taxes on Withdrawals and Surrender. Amounts you withdraw before the annuity starting date are treated for tax purposes first as being withdrawals of investment income, rather than withdrawals of premium payments, until all investment income has been withdrawn. Therefore, you will be taxed on the amount you withdraw before you start receiving annuity payments to the extent that the cash value of your Contract (without a reduction for any withdrawal charge) exceeds your premium payments.
If you take a loan against your Contract or if you pledge the Contract, that is generally treated as a withdrawal and you may be taxed.
If you transfer the Contract for less than full consideration, such as by gift, tax will be triggered on the gain in the Contract. This rule does not apply to transfers to a spouse or incident to divorce.
Taxes on Annuity Payments. A portion of each annuity payment a Participant receives will be treated as a partial return of purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment received by a fraction, the numerator of which is the purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the Contract.
After the full amount of the purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of the purchase payments have been recovered, a tax deduction is allowed for the unrecovered amount.
Additional Tax on Early Withdrawals and Annuity Payments. Any taxable amount received under the Contract may be subject to a 10 percent additional tax for early distribution. Amounts are not subject to this penalty tax if:
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the amount is paid on or after you attain age 59 1∕2 or die;
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the amount received is attributable to your becoming disabled, as defined under federal tax law;
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the amount paid or received is in the form of level annuity payments not less frequently than annually under a lifetime annuity;
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the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase); or
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the withdrawal is a qualified birth or adoption distribution.
If the lifetime annuity payment stream is modified (other than as a result of death or disability) before age 59  1∕2 (or before the end of the five-year period beginning with the first payment and ending after age 59  1∕2 , if later), the tax for the year of modification will be increased by the 10 percent additional tax for early distribution that would have been imposed without the exception, plus interest for the deferral.
Taxes Payable by Beneficiaries. Generally, the same tax rules apply to amounts received by a beneficiary as those set forth above with respect to a Participant. The election of an annuity payment option instead of a lump sum death benefit may defer taxes. Certain required minimum distribution requirements apply upon death of a Participant as discussed further below.
Required Distributions Upon Death of Participant. Certain distributions must be made under the Contract upon the death of a Participant. The required distributions depend on whether the Participant dies on or before the start of annuity payments under the Contract or after annuity payments are started under the Contract.
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If the Participant dies on or after the annuity date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.
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If the Participant dies before the annuity date, the entire interest in the Contract must be distributed by December 31 of the year including the five year anniversary of the date of death. However, if an annuity payment option is selected by the designated beneficiary and if annuity payments begin by December 31 of the year following the year of the death of the Participant, the value of the Contract may be distributed over the beneficiary's life or a period not exceeding the beneficiary's life expectancy. The designated beneficiary is the person to whom ownership of the Contract passes by reason of death, and must be a natural person.
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If any portion of the Contract is payable to (or for the benefit of) as Participant’s surviving spouse, such portion of the Contract may be continued with the spouse as owner.
The post-death distribution requirements are complex and unclear in numerous respects. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Entity Owners
Where a Contract is held by a non-natural person (for example, a corporation), the Contract generally will not be taxed as an annuity and increases in the value of the Contract will be subject to tax. Exceptions include Contracts held by an entity as an agent for a natural person, Contracts held under a qualified pension or profit sharing plan, a Section 403(b) plan or individual retirement plan (see discussion above) or Contracts that provide for immediate annuities.
WITHHOLDING
Taxable amounts distributed from annuity contracts in nonqualified annuity arrangements, individual retirement accounts, or individual retirement annuities are subject to tax withholding. You may generally elect not to have tax withheld from certain payments. The rate of withholding on annuity payments will be determined on the basis of the withholding certificate filed with Prudential. Absent these elections, Prudential will withhold the tax amounts required by the applicable tax regulations. You may be subject to penalties under the estimated tax payment rules if withholding and estimated tax payments are not sufficient. Participants who fail to provide a social security number or other taxpayer identification number will not be permitted to elect out of withholding.
In addition, certain distributions from qualified plans, which are not directly rolled over or transferred to another eligible qualified plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (1) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; (2) distributions for a specified period of 10 years or more; (3) distributions required as minimum distributions; (4) hardship distributions; or (5) qualified birth or adoption distributions.
Amounts that are received under a Contract used in connection with a nongovernmental Section 457 plan are treated as wages for federal income tax purposes and are, thus, subject to general withholding requirements.
CARES ACT IMPACTS
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans, including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.
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Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
DEATH BENEFITS
In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes. If we do not receive instructions on where to send the payment within 5 years of the date of death, the funds will be escheated.
ADDITIONAL CONSIDERATIONS
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report for the applicable owner or beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser before electing the Spousal Benefit for a civil union partner or domestic partner.
TAXES ON PRUDENTIAL
We will pay company income taxes on the taxable corporate earnings created by this Contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including Separate Account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
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VOTING RIGHTS
VCA 10 may call meetings of its persons having voting rights, just like mutual funds have shareholder meetings. Under most 403(b) plans, Participants have the right to vote. Under some plans, the Contractholder has the right to vote.
Meetings are not necessarily held every year. VCA 10 meetings may be called for such purposes as to elect VCA 10 Committee Members, vote on amendments to the investment agreement, and approve changes in fundamental investment policies. Under the Rules and Regulations of VCA 10, a meeting to elect VCA 10 Committee Members must be held if less than a majority of the Members of the VCA 10 Committee have been elected by Participants/Contractholders.
Prudential votes on behalf of the VCA 11 and the VCA 24 Participants/Contractholders on matters relating to the Series Fund. Participants/Contractholders can direct how Prudential will vote for them.
As a VCA 10 Participant/Contractholder, you are entitled to the number of votes that corresponds to the total dollar amount of your Units. To the extent Prudential has invested its own money in VCA 10, it will be entitled to vote on the same basis as other Participants/Contractholders. Prudential's votes will be cast in the same proportion that the other Participants/Contractholders vote—for example, if 25% of those who vote are in favor of a proposal, Prudential will cast 25% of its votes in favor of the proposal.
LEGAL PROCEEDINGS
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.
Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Contracts; the ability of PIMS to perform its contract with the Contracts; or Prudential’s ability to meet its obligations under the Contracts.
POLICIES OF THE VCA ACCOUNTS
Disclosure of Portfolio Holdings
A description of the policies and procedures of VCA 10 with respect to the disclosure of portfolio securities is described in the SAI.
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Frequent Trading Policy of VCA 10
VCA 10 seeks to prevent patterns of frequent purchases and redemptions of VCA 10 Units by Contractholders and Participants. Frequent purchases and sales of VCA 10 Units may adversely affect VCA 10 performance and the interests of long-term investors. When a Contractholder or Participant engages in frequent or short-term trading, VCA 10 may have to sell portfolio securities to have the cash necessary to redeem Units. This can happen when it is not advantageous to sell any securities, so VCA 10's performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because VCA 10 cannot predict how much cash it will have to invest. In addition, if VCA 10 is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs. Similarly, VCA 10 may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain Contractholders and Participants may cause dilution in the value of Units held by other Contractholders and Participants. Funds that invest in foreign securities may be particularly susceptible to frequent trading because time zone differences among international stock markets can allow a shareholder engaging in frequent trading to exploit fund share or unit prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share or unit price. Funds that invest in certain fixed-income securities, such as high-yield bonds or certain asset-backed securities, may also constitute an effective vehicle for an investor's frequent trading strategy.
VCA 10 does not knowingly accommodate or permit frequent trading, and the VCA 10 Committee has adopted policies and procedures designed to discourage or prevent frequent trading activities by Contractholders and Participants.
Trading in VCA 10 is subject to the procedures, warnings and restrictions outlined in the following section for VCA 24. Therefore, under the Contracts, trading by Contractholders and Participants in VCA 24 Investment Options and VCA 10 are subject to the same overall restrictions on frequent trading.
Contractholders and Participants seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of VCA 10 to prevent such trading, there is no guarantee that VCA 10 or Prudential will be able to identify these Contractholders and Participants or curtail their trading practices. VCA 10 does not have any arrangements intended to permit trading of its Units in contravention of the policies described above.
Frequent Trading Policy of VCA 11 and VCA 24
The practice of making frequent transfers among variable Investment Options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund's investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable Investment Option within a rolling 30-day period. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.
In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
53

◾
Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
◾
Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder's adoption of Prudential's Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or fax for all Investment Options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six-month period immediately following the initial restriction.
◾
Action by an Underlying Fund. The Series Fund portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce these policies and procedures. The prospectuses for the portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short-term trading fee in connection with a transfer out of the variable Investment Option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable Investment Option. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third-party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
FINANCIAL STATEMENTS
The financial statements and the financial highlights for VCA 10 as of December 31, 2021 and for each of the fiscal years or periods presented therein have been incorporated into the SAI by reference to the MEDLEY annual report for 2021 (File Nos. 811-03421 and 811-03422, respectively). You may obtain a copy of the MEDLEY annual report at no charge by request to us by calling 1-877-778-2100, or by writing to Prudential, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.
The statutory financial statements of Prudential and VCA 11 and VCA 24 as of December 31, 2021 and for each of the three years in the period ended December 31, 2021 are included in the SAI.
54The MEDLEYTM Program

OTHER INFORMATION
Registration statements under the Securities Act have been filed with the SEC with respect to the Contracts. This prospectus does not contain all the information set forth in the registration statements, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.
A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Prudential at 1-877-778-2100 or by visiting www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets.
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APPENDIX A – SERIES FUND PORTFOLIOS AVAILABLE UNDER THE CONTRACT
The following is a list of the portfolios currently available for investment through the Contracts. More information about the portfolios is available in the prospectuses for the portfolios, which may be amended from time to time and can be found online at www.prudential.com/personal/annuities/annuity-prospectuses. You can also request this information at no cost by writing us at Prudential Retirement, 30 Scranton Office Park, Scranton, PA 18507, or by calling (877) 778-2100.
The current expenses and performance information below reflects fee and expenses of the portfolios, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each portfolio’s past performance is not necessarily an indication of future performance.
Portfolios currently available for investment through the VCA 11 Contract:
Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Class I)	Average Annual Total Returns (as of 12/31/2021) (Class I)
			1 year	5 year	10 year
Maximum current income that is consistent with the stability of capital and the maintenance of liquidity.	PSF PGIM Government Money Market Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Fixed Income	0.32%	0.04%	0.87%	0.44%
Portfolios currently available for investment through the VCA 24 Contract:
Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Class I)	Average Annual Total Returns (as of 12/31/2021) (Class I)
			1 year	5 year	10 year
To seek total investment return consistent with a conservatively managed diversified portfolio.	PSF PGIM 50/50 Balanced Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC; PGIM Fixed Income; PGIM Limited.	0.57%	13.38%	10.41%	9.52%
A high level of income over a longer term while providing reasonable safety of capital.	PSF PGIM Total Return Bond Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Fixed Income; PGIM Limited.	0.42%	-0.76%	4.98%	4.68%
Long-term growth of capital.	PSF PGIM Jennison Blend Portfolio • Adviser: PGIM Investments LLC • Subadviser: Jennison Associates LLC	0.46%	20.36%	19.08%	15.32%
Total return consistent with an aggressively managed diversified portfolio.	PSF PGIM Flexible Managed Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC; PGIM Fixed Income; PGIM Limited.	0.61%	17.36%	11.17%	10.91%
Long-term growth of capital.	PSF Global Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC; William Blair Investment Management, LLC; LSV Asset Management; Brown Advisory, LLC; T. Rowe Price Associates, Inc.	0.77%	18.23%	15.62%	13.06%
A high level of income over the long term consistent with the preservation of capital.	PSF PGIM Government Income Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Fixed Income	0.48%	-3.17%	2.76%	2.36%
To achieve investment results that generally correspond to the performance of publicly-traded common stocks.	PSF Stock Index Portfolio • Adviser: PGIM Investments LLC • Subadviser: PGIM Quantitative Solutions LLC	0.29%	28.28%	18.13%	16.23%
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For More Information
This prospectus describes the MEDLEY group variable annuity contracts (the Contracts) offered by The Prudential Insurance Company of America (Prudential) for use in connection with retirement arrangements that qualify for tax benefits under Sections 401, 403(b), 408, 408A or 457 of the Internal Revenue Code of 1986, as amended. The Contracts may also be used with non-qualified arrangements. Contributions under the Contracts may be invested in The Prudential Variable Contract Account-10 (VCA 10), The Prudential Variable Contract Account-11 (VCA 11) and The Prudential Variable Contract Account-24 (VCA 24), each of which are explained in this prospectus.
The PSF PGIM Government Money Market Portfolio of The Prudential Series Fund (Series Fund, and the series thereof, Portfolios) is currently available through VCA 11. The following Portfolios of the Series Fund are currently available through VCA 24: PSF PGIM 50/50 Balanced Portfolio, PSF PGIM Total Return Bond Portfolio, PSF PGIM Jennison Blend Portfolio, PSF PGIM Flexible Managed Portfolio, PSF Global Portfolio, PSF PGIM Government Income Portfolio, and PSF Stock Index Portfoli0. This prospectus sets forth information that a prospective investor should consider before investing in the Contracts.
We have filed with the Securities and Exchange Commission (the SEC) a Statement of Additional Information (SAI) that includes additional information about the Contracts, Prudential, and the VCA 10, VCA 11, and VCA 24. The SAI is incorporated by reference into this prospectus. You may obtain a copy of the SAI, at no charge, upon request by calling 1-877-778-2100, or by writing to Prudential, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507. The SAI is also available at the following website: www.pgim.com/investments/mutual-funds/prospectuses-fact-sheets.
We file periodic reports and other information about the Contracts and VCA 10, VCA 11, and VCA 24 as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC EDGAR contract identifiers:
The Prudential Variable Contract Account-10 (000027672)
The Prudential Variable Contract Account-11 (000027673)
The Prudential Variable Contract Account-24 (000027896)

The MEDLEY Program
STATEMENT OF ADDITIONAL INFORMATION • May 1, 2022

The Prudential Insurance Company of America (Prudential) offers the MEDLEY group variable annuity contracts issued through the MEDLEY Program for use in connection with retirement arrangements that qualify for federal tax benefits under Sections 401, 403(b), 408, 408A, or 457 of the Internal Revenue Code of 1986, as amended, and with non-qualified annuity arrangements. Contributions made on behalf of Participants may be invested in (1) The Prudential Variable Contract Account-10 (VCA 10), a separate account primarily invested in common stocks, (2) The Prudential Variable Contract Account-11 (VCA 11), a unit investment trust invested in the PSF PGIM Government Money Market Portfolio of the Prudential Series Fund (the Series Fund), or (3) in one or more of the subaccounts (the Subaccounts) of The Prudential Variable Contract Account-24 (VCA 24, and together with VCA 10 and VCA 11, the VCA Accounts). Each Subaccount is invested in a corresponding Portfolio of the Series Fund.
This Statement of Additional Information is not a prospectus. It includes additional information that you should consider before investing in any of the group variable annuity contracts issued through the VCA Accounts. You may obtain a copy of the prospectus, dated May 1, 2022 (the Prospectus), at no charge by request to Prudential by calling 1-877-788-2100, or by writing to The Prudential Insurance Company of America, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507. The audited financial statements of VCA 10, as well as VCA 10’s 2021 annual reports are incorporated by reference into this Statement of Additional Information. Capitalized or defined terms used in the Prospectus are also incorporated into this Statement of Additional Information.

Table of Contents
3	INVESTMENT MANAGEMENT AND ADMINISTRATION
3	MANAGEMENT & ADVISORY ARRANGEMENTS
10	FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10
10	NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10
11	INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
12	ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
12	ADDITIONAL INFORMATION ABOUT OPTIONS
16	FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
16	INTEREST RATE SWAP TRANSACTIONS
17	ILLIQUID INVESTMENTS
18	PORTFOLIO TURNOVER RATE
18	PORTFOLIO BROKERAGE AND RELATED PRACTICES
19	CUSTODY OF SECURITIES
21	THE VCA 10 COMMITTEE AND OFFICERS
21	MANAGEMENT OF VCA 10
29	POLICIES OF VCA 10
29	PROXY VOTING AND RECORDKEEPING
32	DISCLOSURE OF PORTFOLIO HOLDINGS
34	INFORMATION ABOUT PRUDENTIAL, VCA 2, AND OTHER SERVICE PROVIDERS
38	SALE OF GROUP VARIABLE ANNUITY CONTRACTS
38	INFORMATION ABOUT CONTRACT SALES
39	FINANCIAL STATEMENTS
39	FINANCIAL STATEMENTS OF THE VCA ACCOUNTS AND FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

INVESTMENT MANAGEMENT AND ADMINISTRATION
MANAGEMENT & ADVISORY ARRANGEMENTS
The Manager of VCA 10 is PGIM Investments LLC (PGIM Investments or the Manager), 655 Broad Street, Newark, New Jersey 07102. As of December 31, 2021, PGIM Investments served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $373.6 billion.
The assets of VCA 11 are invested in the Government Money Market Portfolio of the Series Fund, and each Subaccount of VCA 24 are invested in a corresponding portfolio of the Series Fund. The prospectus and statement of additional information of the Series Fund describe the investment management and administration of the Series Fund and its portfolios.
PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial).
Pursuant to a management agreement with VCA 10 (the Management Agreement), PGIM Investments, subject to the supervision of a committee of VCA 10 (the VCA 10 Committee or the Committee) and in conformity with the stated policies of VCA 10, manages both the investment operations of VCA 10 and the composition of VCA 10's portfolio, including the purchase, retention, disposition and loan of securities and other assets. PGIM Investments is obligated to keep certain books and records of VCA 10 in connection therewith. PGIM Investments has hired a subadviser to provide investment advisory services to VCA 10. PGIM Investments also administers VCA 10's corporate affairs and, in connection therewith, furnishes VCA 10 with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, VCA 10's custodian (the Custodian). The management services of PGIM Investments to VCA 10 are not exclusive under the terms of the Management Agreement and PGIM Investments is free to, and does, render management services to others.
During the term of the Management Agreement for VCA 10, PGIM Investments bears the following expenses:
(a) the salaries and expenses of the VCA 10 Committee members, officers, and employees of VCA 10 and PGIM Investments,
(b) all expenses incurred by PGIM Investments in connection with managing the ordinary course of VCA 10's business, other than those assumed by VCA 10 herein,
(c) the costs and expenses payable to a subadviser pursuant to a subadvisory agreement,
(d) the registration of VCA 10 and its shares of capital stock for the offer or sale under federal and state securities laws,
(e) the preparation, printing and distribution of prospectuses for VCA 10, and advertising and sales literature referring to VCA 10 for use and offering any security to the public,
(f) the preparation and distribution of reports and acts of VCA 10 required by and under federal and state securities laws,
(g) the legal and auditing services that may be required by VCA 10,
(h) the conduct of annual and special meetings of persons having voting rights, and
(i) the custodial and safekeeping services that may be required by VCA 10.
VCA 10 will assume and will pay the expenses described below:
(a) brokers' commissions, issue or transfer taxes and other charges and fees directly attributable to VCA 10 in connection with its securities and futures transactions,
(b) all taxes and corporate fees payable by VCA 10 to federal, state or other governmental agencies,
(c) the cost of fidelity, VCA 10 Committee members' and officers' and errors and omissions insurance,
(d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of VCA 10's business, and

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(e) any expenses assumed by VCA 10 pursuant to a Distribution and Service Plan adopted in a manner that is consistent with Rule 12b-1 under the Investment Company Act of 1940, as amended (the 1940 Act or the Investment Company Act).
VCA 10 pays a fee to PGIM Investments for the services performed and the facilities furnished by PGIM Investments computed daily and payable monthly, at an annual rate of 0.25% of the average daily net assets of VCA 10. The table below sets forth fees received by PGIM Investments from VCA 10 during the three most recent fiscal years. The Management Agreement provides that the Manager shall not be liable to VCA 10 for any error of judgment by the Manager or for any loss sustained by VCA 10 except in the case of a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damage will be limited as provided in the Investment Company Act) or of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.
The Management Agreement provides that it shall terminate automatically if assigned, as defined in the Investment Company Act, and that it may be terminated without penalty by either the Manager or VCA 10 (by the VCA 10 Committee members or vote of a majority of the outstanding voting securities of VCA 10, as defined in the Investment Company Act) upon not more than 60 days' nor less than 30 days' written notice.
PGIM Investments may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of VCA 10. Fee waivers and subsidies will increase VCA 10's total return. These voluntary waivers may be terminated at any time without notice.
PGIM Investments has entered into a subadvisory agreement (the Subadvisory Agreement) with Jennison Associates LLC (Jennison) with respect to VCA 10. The Subadvisory Agreement provides that Jennison will furnish investment advisory services in connection with the management of VCA 10. In connection therewith, Jennison is obligated to keep certain books and records of VCA 10. PGIM Investments continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises Jennison's performance of those services. Pursuant to the Subadvisory Agreement, PGIM Investments compensates Jennison at an annual rate of 0.20% of VCA 10's average daily net assets. The table below sets forth the subadvisory fee amounts received by Jennison from PGIM Investments for the three most recent fiscal years.
The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by VCA 10, or by Jennison, upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.
Prudential is responsible for the administrative and recordkeeping functions of VCA 10, VCA 11 and VCA 24 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants' Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Prudential include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
Management & Subadvisory Fees Paid
	2021	2020	2019
Management Fees Paid to PGIM Investments: VCA 10	$467,043	$376,113	$383,909
Subadvisory Fees Paid to Jennison: VCA 10	$370,775	$298,662	$304,208
VCA 10 operates under a manager-of-managers structure. PGIM Investments is authorized to select (with approval of the VCA 10 Committee's independent members) one or more subadvisers to handle the actual day-to-day investment management of VCA 10. PGIM Investments monitors each subadviser's performance through quantitative and qualitative analysis and periodically reports to the VCA 10 Committee as to whether each subadviser's agreement should be renewed, terminated or modified. It is possible that PGIM Investments will continue to be satisfied with the performance record of the existing subadvisers and not recommend any additional subadvisers. PGIM Investments is also responsible for allocating assets among the subadvisers if VCA 10 has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of the account's assets, and PGIM Investments can change the allocations without VCA 10 Committee or shareholder approval. Participants will be notified of any new subadvisers or materially amended subadvisory agreements.
The manager-of-managers structure operates under an order issued by the Securities and Exchange Commission (SEC). The current order permits PGIM Investments to hire or amend subadvisory agreements, without participant approval, only with subadvisers that are not affiliated with Prudential. The current order imposes the following conditions:

The MEDLEY Program 4

1. PGIM Investments will provide general management and administrative services to VCA 10 including overall supervisory responsibility for the general management and investment of VCA 10’s securities portfolio, and, subject to review and approval by the VCA 10 Committee, will (a) set VCA 10’s overall investment strategies; (b) select subadvisers; (c) monitor and evaluate the performance of subadvisers; (d) allocate and, when appropriate, reallocate VCA 10’s assets among its subadvisers in those cases where VCA 10 has more than one subadviser; and (e) implement procedures reasonably designed to ensure that the subadvisers comply with VCA 10’s investment objectives, policies, and restrictions.
2. Before VCA 10 may rely on the order, the operation of VCA 10 in the manner described in the Application will be approved by a majority of its outstanding voting securities, as defined in the Investment Company Act, or, in the case of a new Account whose public participants purchased units on the basis of a prospectus containing the disclosure contemplated by condition (4) below, by the sole shareholder before offering of units of such Account to the public.
3. VCA 10 will furnish to participants all information about a new subadviser or subadvisory agreement that would be included in a proxy statement. Such information will include any change in such disclosure caused by the addition of a new subadviser or any proposed material change in VCA 10’s subadvisory agreement. VCA 10 will meet this condition by providing participants with an information statement complying with the provisions of Regulation 14C under the Securities Exchange Act of 1934 (the Exchange Act), as amended, and Schedule 14C thereunder. With respect to a newly retained subadviser, or a material change in a subadvisory agreement, this information statement will be provided to participants of VCA 10 a maximum of ninety (90) days after the addition of the new subadviser or the implementation of any material change in a subadvisory agreement. The information statement will also meet the requirements of Schedule 14A under the Exchange Act.
4. VCA 10 will disclose in its prospectus the existence, substance and effect of the order granted pursuant to the Application.
5. No VCA 10 Committee member or officer of VCA 10 or director or officer of PGIM Investments will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such VCA 10 Committee member, director, or officer) any interest in any subadviser except for (a) ownership of interests in PGIM Investments or any entity that controls, is controlled by or is under common control with PGIM Investments, or (b) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly-traded company that is either a subadviser or any entity that controls, is controlled by or is under common control with a subadviser.
6. PGIM Investments will not enter into a subadvisory agreement with any subadviser that is an affiliated person, as defined in Section 2(a)(3) of the Investment Company Act, of VCA 10 or PGIM Investments other than by reason of serving a subadviser to one or more accounts or other investment companies (an Affiliated Subadviser) without such agreement, including the compensation to be paid thereunder, being approved by the participants of the applicable account.
7. At all times, a majority of the members of the VCA 10 Committee will be persons each of whom is not an “interested person” of VCA 10 as defined in Section 2(a)(19) of the Investment Company Act (Independent Members), and the nomination of new or additional Independent Members will be placed within the discretion of the then existing Independent Members.
8. When a subadviser change is proposed for VCA 10 with an Affiliated Subadviser, the VCA 10 Committee, including a majority of the Independent Members, will make a separate finding, reflected in the VCA 10 Committee's minutes, that such change is in the best interests of VCA 10 and its participants and does not involve a conflict of interest from which PGIM Investments or the Affiliated subadviser derives an inappropriate advantage.
ADMINISTRATIVE EXPENSES AND OTHER CHARGES AND FEES. The tables which appear below set forth the following information:
The table entitled “Amounts Paid to Prudential for Administrative Expenses and Management Services” identifies, for the three most recent fiscal years, amounts paid by VCA 10 to Prudential for administrative expenses and for providing management services.
A daily charge is made which is equal to an effective annual rate of 0.75% of the net value of the assets in VCA 11 and in each Subaccount of VCA 24. All of this charge is for administrative expenses not covered by the annual account charge. The table entitled “Daily Charges” identifies, for the three most recent fiscal years, the daily charges received by Prudential.
An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant's Accumulation Account. The table entitled “Annual Account Charges” identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential from each of VCA 10, VCA 11 and VCA 24.

5

A deferred sales charge is also imposed on certain withdrawals from the VCA Accounts and Subaccounts. The table below entitled “Deferred Sales Charges” identifies, for the three most recent fiscal years, the deferred sales charges imposed on withdrawals from each of VCA 10, VCA 11 and VCA 24.
The VCA 10 Committee has adopted a code of ethics. In addition, PGIM Investments, Jennison and Prudential Investment Management Services LLC (PIMS) have each adopted a code of ethics (collectively, the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by VCA 10. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when VCA 10 is making such investments. The committees of VCA 11 and VCA 24 are not required to adopt a code of ethics because those entities invest only in shares of the Series Fund portfolios.
Amounts Paid to Prudential for Administrative Expenses and Management Services
	2021	2020	2019
VCA 10	$1,752,591	$1,411,731	$1,445,476

Daily Charges
	2021	2020	2019
VCA 11	$101,965	$113,479	$113,739
VCA 24	$4,163,462	$3,619,353	$3,567,958

Annual Account Charges
	2021	2020	2019
VCA 10	$19,205	$19,644	$21,711
VCA 11	$11,134	$12,086	$13,048
VCA 24	$68,744	$68,644	$74,518

Deferred Sales Charges
	2021	2020	2019
VCA 10	None	None	None
VCA 11	None	None	None
VCA 24	None	None	None
ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS. Set forth below is additional information concerning other accounts managed by Joseph C. Esposito, CFA, Rebecca Irwin, Warren N. Koontz, Jr., CFA, Natasha Kuhlkin, CFA, Kathleen A. McCarragher, and Spiros “Sig” Segalas, the portfolio managers who are jointly and primarily responsible for the day-to-day management of VCA 10. Information furnished is as of December 31, 2021. For each category, the number of accounts and total assets in the accounts whose fees are based on performance, if any, is indicated in italics typeface.
Information About Other Accounts Managed: VCA 10
	Registered Investment Companies (thousands)	Other Pooled Investment Vehicles (thousands)	Other Accounts (thousands) *	Ownership of Fund Securities
Joseph C. Esposito, CFA	11/$7,024,876	1/$255,350	None	None
Rebecca Irwin	14/$26,510,775	6/$4,628,629	3/$440,818	None
Warren N. Koontz, Jr., CFA	12/$8,059,300	1/$255,350	None	None
Natasha Kuhlkin, CFA	15/$66,182,775	11/$11,725,265	30/$3,808,615	None
Kathleen A. McCarragher	19/$85,449,438 1/$14,965,937	8/$11,519,428	10/$2,111,732	None
Spiros “Sig” Segalas	11/$64,434,521	3/$6,167,066	2/$1,027,366	None
* Other Accounts excludes the assets and number of accounts in wrap fee programs that are managed using model portfolios.
As of December 31, 2021, none of the portfolio managers identified in the above table owned securities issued by VCA 10. The general public may not invest in VCA 10. Instead, VCA 10 investments may be made only by participants under certain retirement arrangements.

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JENNISON COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Jennison recognizes individuals for their achievements and contributions and continues to promote those who exemplify the same values and level of commitment that are hallmarks of the organization. Investment professionals are compensated with a combination of base salary and discretionary cash bonus.  Overall firm profitability determines the size of the investment professional compensation pool. In general, the discretionary cash bonus represents the majority of an investment professional’s compensation.
Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a voluntary deferred compensation program where all or a portion of the discretionary cash bonus can be deferred. Participants in the deferred compensation plan are permitted to allocate the deferred amounts among various options that track the gross-of-fee pre-tax performance of accounts or composites of accounts managed by Jennison.
Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. Not all factors are applicable to every investment professional, and there is no particular weighting or formula for considering the factors.
The factors reviewed for the portfolio manager(s) are listed below.
The quantitative factors reviewed for the portfolio manager(s) may include:
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One-, three-, five-year and longer-term pre-tax investment performance for groupings of accounts managed in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value). Some portfolio managers may manage or contribute ideas to more than one product strategy, and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation.
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The investment professional’s contribution to client portfolio’s pre-tax one-, three-, five-year and longer-term performance from the investment professional’s recommended stocks relative to market conditions, the strategy’s passive benchmarks, and the investment professional’s respective coverage universes.
The qualitative factors reviewed for the portfolio manager(s) may include:
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The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;
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Qualitative factors such as teamwork and responsiveness;
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Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation; and
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Historical and long-term business potential of the product strategies.
POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.
Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.
Long only accounts/long-short accounts: Jennison manages accounts in strategies that hold only long securities positions as well as accounts in strategies that are permitted to sell securities short. As a result, Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short. By the same token, sales in a long only account can increase the value of a short position while shorting could create an opportunity to purchase a long position at a lower price. As a result, we have conflicts of interest in determining the timing and direction of investments.

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Multiple strategies: Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.
Investments at different levels of an issuer’s capital structure: To the extent different clients invest across multiple strategies or asset classes, Jennison may invest client assets in the same issuer, but at different levels in the capital structure. Interests in these positions could be inconsistent or in potential or actual conflict with each other.
Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers: Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, at times Jennison’s affiliates provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could have an incentive to favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.
Non-discretionary accounts or models: Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients. Discretionary clients could be disadvantaged if the non-discretionary clients receive their model investment portfolio and start trading before Jennison has started trading for the discretionary clients.
Higher fee paying accounts or products or strategies: Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising non-discretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.
Personal interests: The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.
How Jennison Addresses These Conflicts of Interest
The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.
Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest.
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Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts.
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Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.
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Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee-based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

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Jennison has adopted a code of ethics and policies relating to personal trading.
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Jennison has adopted a conflicts of interest policy and procedures.
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Jennison provides disclosure of these conflicts as described in its Form ADV brochure.

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FUNDAMENTAL INVESTMENT RESTRICTIONS ADOPTED BY VCA 10
In addition to the investment objective described in the Prospectus, the following investment restrictions are fundamental investment policies of VCA 10 and may not be changed without the approval of a majority vote of persons having voting rights in respect of VCA 10.
Concentration in Particular Industries. VCA 10 will not purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result: (1) with respect to 75% of VCA 10's total assets, more than 5% of VCA 10's total assets (determined at the time of investment) would then be invested in securities of a single issuer, or (2) 25% or more of VCA 10's total assets (determined at the time of the investment) would be invested in a single industry.
For purposes of the fundamental investment restriction relating to concentration in particular industries, VCA 10 relies on the “industry” classification of the Global Industry Classification System (GICS), published by S&P, when applying this 25% limit.  VCA 10’s reliance on the classification system is not a fundamental policy of VCA 10 and, therefore, can be changed without the approval of persons having voting rights in VCA 10.
Investments in Real Estate-Related Securities. No purchase of or investment in real estate will be made for the account of VCA 10 except that VCA 10 may buy and sell securities that are secured by real estate or shares of real estate investment trusts listed on stock exchanges or reported on the National Association of Securities Dealers, Inc. automated quotation system (NASDAQ).
Investments in Financial Futures. No commodities or commodity contracts will be purchased or sold for the account of VCA 10 except that VCA 10 may purchase and sell financial futures contracts and related options.
Loans. VCA 10 will not lend money, except that loans of up to 10% of the value of VCA 10's total assets may be made through the purchase of privately placed bonds, debentures, notes, and other evidence of indebtedness of a character customarily acquired by institutional investors that may or may not be convertible into stock or accompanied by warrants or rights to acquire stock. Repurchase agreements and the purchase of publicly traded debt obligations are not considered to be “loans” for this purpose and may be entered into or purchased by VCA 10 in accordance with its investment objectives and policies.
Borrowing. VCA 10 will not issue senior securities, borrow money or pledge its assets, except that VCA 10 may borrow from banks up to 33% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. VCA 10 may pledge up to 33% of the value of its total assets to secure such borrowing. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, forward foreign currency exchange contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts, and options thereon are not deemed to be a pledge of assets or the issuance of a senior security.
Margin. VCA 10 will not purchase securities on margin (but VCA 10 may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by VCA 10 of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.
Underwriting of Securities. VCA 10 will not underwrite the securities of other issuers, except where VCA 10 may be deemed to be an underwriter for purposes of certain federal securities laws in connection with the disposition of portfolio securities and with loans that VCA 10 is permitted to make.
Control or Management of Other Companies. No securities of any company will be acquired for VCA 10 for the purpose of exercising control or management thereof.
TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS
VCA 10 may temporarily invest without limit in money market instruments, including commercial paper of U.S. corporations, certificates of deposit, bankers’ acceptances and other obligations of domestic banks, and obligations issued or guaranteed by the U.S. Government, its agencies or its instrumentalities, as part of a temporary defensive strategy or to maintain liquidity to meet redemptions. Money market instruments typically have a maturity of one year or less as measured from the date of purchase. VCA 10 also may temporarily hold cash or invest in money market instruments pending investment of proceeds from new sales of VCA 10 or during periods of portfolio restructuring.
NON-FUNDAMENTAL RESTRICTIONS ADOPTED BY VCA 10
The VCA 10 Committee has also adopted the following additional investment restrictions as non-fundamental operating policies. The VCA 10 Committee can change these restrictions without the approval of the persons having voting rights in respect of VCA 10.

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Investments in Other Investment Companies. Except as part of a merger, consolidation, acquisition or reorganization, VCA 10 will not invest in the securities of other investment companies in excess of the limits stipulated by the Investment Company Act and the rules and regulations thereunder; provided, however, that VCA 10 may invest in securities of one or more investment companies to the extent permitted by any order of exemption granted by the SEC.
Short Sales. VCA 10 will not make short sales of securities or maintain a short position, except that VCA 10 may make short sales against the box. Collateral arrangements entered into with respect to options, futures contracts, and forward contracts are not deemed to be short sales. Collateral arrangements entered into with respect to interest rate swap agreements are not deemed to be short sales.
Illiquid Securities. VCA 10 may not invest more than 15% of its net assets in illiquid securities. An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine VCA 10's net asset value. Illiquid securities include, but are not limited to, certain securities sold in private placements with restrictions on resale and not traded, repurchase agreements maturing in more than seven days, and other investments determined not to be readily marketable. The 15% limit is applied as of the date VCA 10 purchases an illiquid security.
INVESTMENT RESTRICTIONS IMPOSED BY STATE LAW
In addition to the investment objectives, policies and restrictions that VCA 10 has adopted, VCA 10 must limit its investments to those authorized for variable contract accounts of life insurance companies by the laws of the State of New Jersey. In the event of future amendments of the applicable New Jersey statutes, VCA 10 will comply, without the approval of Participants or others having voting rights in respect of VCA 10, with the statutory requirements as so modified. The pertinent provisions of New Jersey law as they currently read are, in summary form, as follows:
1. VCA 10 may not purchase any evidence of indebtedness issued, assumed or guaranteed by any institution created or existing under the laws of the U.S., any U.S. state or territory, District of Columbia, Puerto Rico, Canada or any Canadian province, if such evidence of indebtedness is in default as to interest. “Institution” includes any corporation, joint stock association, business trust, business joint venture, business partnership, savings and loan association, credit union or other mutual savings institution.
2. The stock of a corporation may not be purchased unless (a) the corporation has paid a cash dividend on the class of stock during each of the past five years preceding the time of purchase, or (b) during the five-year period the corporation had aggregate earnings available for dividends on such class of stock sufficient to pay average dividends of 4% per annum computed upon the par value of such stock, or upon stated value if the stock has no par value. This limitation does not apply to any class of stock which is preferred as to dividends over a class of stock whose purchase is not prohibited.
3. Any common stock purchased must be (a) listed or admitted to trading on a securities exchange in the United States or Canada; or (b) included in the Financial Industry Regulatory Authority’s national price listings of “over-the-counter” securities; or (c) determined by the Commissioner of Insurance of New Jersey to be publicly held and traded and as to which market quotations are available.
4. Any security of a corporation may not be purchased if after the purchase more than 10% of the market value of the assets of VCA 10 would be invested in the securities of such corporation.
The currently applicable requirements of New Jersey law impose substantial limitations on the ability of VCA 10 to invest in the stock of companies whose securities are not publicly traded or who have not recorded a five-year history of dividend payments or earnings sufficient to support such payments. This means that VCA 10 will not generally invest in the stock of newly organized corporations. Nonetheless, an investment not otherwise eligible under paragraph 1 or 2 above may be made if, after giving effect to the investment, the total cost of all such non-eligible investments does not exceed 5% of the aggregate market value of the assets of VCA 10.
Important Note: Pursuant to permissions granted to VCA 10 by the New Jersey Department of Insurance, VCA 10 may invest in the following securities which would otherwise be impermissible investments for VCA 10 under New Jersey law:
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VCA 10 may invest up to 30% of its total assets in foreign securities traded on United States or Canadian exchanges, or traded on exchanges in foreign markets outside the United States and Canada as specifically identified by the New Jersey Department of Insurance.
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VCA 10 may invest in securities that do not otherwise meet the dividend or earnings requirements of New Jersey law in excess of the 5% limitation set forth above.
Investment limitations may also arise under the insurance laws and regulations of other states where the contracts are sold. Although compliance with the requirements of New Jersey law set forth above will ordinarily result in compliance with any applicable laws of other states, under some circumstances the laws of other states could impose additional restrictions on the portfolio of VCA 10.

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ADDITIONAL INFORMATION ABOUT FINANCIAL FUTURES CONTRACTS
As described in the Prospectus, VCA 10 may engage in certain transactions involving financial futures contracts. This additional information on those instruments should be read in conjunction with the Prospectus.
VCA 10 will only enter into futures contracts that are standardized and traded on a U.S. exchange or board of trade. When a financial futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the “initial margin.” Subsequent payments to and from the broker, called the “variation margin,” are made on a daily basis as the underlying security, index, or rate fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as “marking to the market.” There are several risks associated with the use of futures contracts for hedging purposes. While VCA 10's hedging transactions may protect it against adverse movements in the general level of interest rates or other economic conditions, such transactions could also preclude VCA 10 from the opportunity to benefit from favorable movements in the level of interest rates or other economic conditions. Hedging transactions may reduce or eliminate gains or magnify losses if the market moves in an unanticipated manner. There can be no guarantee that there will be correlation between price movements in the hedging vehicle and in the securities or other assets being hedged. An incorrect correlation could result in a loss on both the hedged assets and the hedging vehicle so that VCA 10's return might have been better if hedging had not been attempted. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected market trends.
There can be no assurance that a liquid market will exist at a time when VCA 10 seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses. Lack of a liquid market for any reason may prevent VCA 10 from liquidating an unfavorable position and VCA 10 would remain obligated to meet margin requirements and continue to incur losses until the position is closed.
ADDITIONAL INFORMATION ABOUT OPTIONS
As described in the Prospectus, VCA 10 may engage in certain transactions involving options. This additional information on those instruments should be read in conjunction with the Prospectus.
In addition to those described in the Prospectus, options have other risks, primarily related to market fluctuations and liquidity. Unanticipated fluctuations in the financial markets could result in losses to VCA 10 on its options positions. Additionally a position in an exchange-traded option may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although VCA 10 will generally purchase or write only those exchange-traded options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that VCA 10 would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of such options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If VCA 10, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist,

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although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
The purchase and sale of over-the-counter (OTC) options will also be subject to certain risks. Unlike exchange-traded options, OTC options generally do not have a continuous liquid market. Consequently, VCA 10 will generally be able to realize the value of an OTC option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when VCA 10 writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which VCA 10 originally wrote the OTC option. There can be no assurance that VCA 10 will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the other party, VCA 10 may be unable to liquidate an OTC option.
OPTIONS ON EQUITY SECURITIES. VCA 10 may purchase and write (i.e., sell) put and call options on equity securities that are traded on U.S. securities exchanges, are listed on the NASDAQ or that result from privately negotiated transactions with broker-dealers. A call option is a short-term contract pursuant to which the purchaser or holder, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price. A put option is a similar contract which gives the purchaser or holder, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security at the exercise price upon exercise by the holder of the put.
VCA 10 will write only “covered” options on stocks. A call option is covered if: (1) VCA 10 owns the security underlying the option; (2) VCA 10 has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities it holds; or (3) VCA 10 holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian. A put option is covered if: (1) VCA 10 deposits and maintains with its custodian in a segregated account cash, U.S. Government securities or other liquid unencumbered assets having a value equal to or greater than the exercise price of the option; or (2) VCA 10 holds on a share-for-share basis a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or less than the exercise price if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 10 may also purchase “protective puts” (i.e., put options acquired for the purpose of protecting VCA 10 security from a decline in market value). The loss to VCA 10 is limited to the premium paid for, and transaction costs in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of the security underlying the put rises, the profit VCA 10 realizes on the sale of the security will be reduced by the premium paid for the put option less any amount (net of transaction costs) for which the put may be sold.
VCA 10 may also purchase putable and callable equity securities, which are securities coupled with a put or call option provided by the issuer.
VCA 10 may purchase call options for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on stocks. If the writer of an exchange-traded option wishes to terminate the obligation, he or she may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. Similarly, the holder of an option may liquidate his or her position by exercise of the option or by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased. There is no guarantee that closing purchase or closing sale transactions can be effected.
OPTIONS ON DEBT SECURITIES. VCA 10 may purchase and write exchange-traded and OTC put and call options on debt securities. Options on debt securities are similar to options on stock, except that the option holder has the right to take or make delivery of a debt security, rather than stock.
VCA 10 will write only “covered” options. Options on debt securities are covered in the same manner as options on stocks, discussed above, except that, in the case of call options on U.S. Treasury Bills, VCA 10 might own U.S. Treasury Bills of a different series from those underlying the call option, but with a principal amount and value corresponding to the option contract amount and a maturity date no later than that of the securities deliverable under the call option.

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VCA 10 may also write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same issue of the security is considered as the cover for both the put and the call). In such cases, VCA 10 will also segregate or deposit for the benefit of VCA 10's broker cash or other liquid unencumbered assets equivalent to the amount, if any, by which the put is “in the money.” It is contemplated that VCA 10's use of straddles will be limited to 5% of VCA 10's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of VCA 10's net assets at the time the straddle is written).
VCA 10 may purchase “protective puts” in an effort to protect the value of a security that it owns against a substantial decline in market value. Protective puts on debt securities operate in the same manner as protective puts on equity securities, described above. VCA 10 may wish to protect certain securities against a decline in market value at a time when put options on those particular securities are not available for purchase. VCA 10 may therefore purchase a put option on securities it does not hold. While changes in the value of the put should generally offset changes in the value of the securities being hedged, the correlation between the two values may not be as close in these transactions as in transactions in which VCA 10 purchases a put option on an underlying security it owns.
VCA 10 may also purchase call options on debt securities for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of call options on debt securities.
VCA 10 may also purchase putable and callable debt securities, which are securities coupled with a put or call option provided by the issuer.
VCA 10 may enter into closing purchase or sale transactions in a manner similar to that discussed above in connection with options on equity securities.
OPTIONS ON STOCK INDICES. VCA 10 may purchase and sell put and call options on stock indices traded on national securities exchanges, listed on NASDAQ or that result from privately negotiated transactions with broker-dealers. Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than in the case of a call, or less than, in the case of a put, the strike price of the option. This amount of cash is equal to such difference between the closing price of the index and the strike price of the option times a specified multiple (the multiplier). If the option is exercised, the writer is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.
VCA 10 will write only “covered” options on stock indices. A call option is covered if VCA 10 follows the segregation requirements set forth in this paragraph. When VCA 10 writes a call option on a broadly based stock market index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or “qualified securities” (defined below) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A “qualified security” is an equity security which is listed on a national securities exchange or listed on NASDAQ against which VCA 10 has not written a stock call option and which has not been hedged by VCA 10 by the sale of stock index futures. When VCA 10 writes a call option on an industry or market segment index, it will segregate or put into escrow with its custodian or pledge to a broker as collateral for the option, cash, U.S. Government securities or other liquid unencumbered assets, or at least five qualified securities, all of which are stocks of issuers in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of the weighting of the industry or market segment index and will represent at least 50% of VCA 10's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly based stock market stock options or 25% of such amount in the case of industry or market segment index options. If at the close of business on any day the market value of such qualified securities so segregated, escrowed, or pledged falls below 100% of the current index value times the multiplier times the number of contracts, VCA 10 will so segregate, escrow, or pledge an amount in cash, U.S. Government securities, or other liquid unencumbered assets equal in value to the difference. In addition, when VCA 10 writes a call on an index which is in-the-money at the time the call is written, it will segregate with its custodian or pledge to the broker as collateral, cash or U.S. Government securities or other liquid unencumbered assets equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to VCA 10's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

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A call option is also covered if VCA 10 holds a call on the same index as the call written where the strike price of the call held is equal to or less than the strike price of the call written or greater than the strike price of the call written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
A put option is covered if: (1) VCA 10 holds in a segregated account cash, U.S. Government securities or other liquid unencumbered assets of a value equal to the strike price times the multiplier times the number of contracts; or (2) VCA 10 holds a put on the same index as the put written where the strike price of the put held is equal to or greater than the strike price of the put written or less than the strike price of the put written if the difference is maintained by VCA 10 in cash, U.S. Government securities or other liquid unencumbered assets in a segregated account with its custodian.
VCA 10 may purchase put and call options on stock indices for hedging or investment purposes. VCA 10 does not intend to invest more than 5% of its net assets at any one time in the purchase of puts and calls on stock indices. VCA 10 may effect closing sale and purchase transactions involving options on stock indices, as described above in connection with stock options.
The distinctive characteristics of options on stock indices create certain risks that are not present with stock options. Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, VCA 10 would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it holds, which could result in substantial losses to VCA 10. Price movements in VCA 10's equity security holdings probably will not correlate precisely with movements in the level of the index and, therefore, in writing a call on a stock index VCA 10 bears the risk that the price of the securities held by VCA 10 may not increase as much as the index. In such event, VCA 10 would bear a loss on the call which is not completely offset by movement in the price of VCA 10's equity securities. It is also possible that the index may rise when VCA 10's securities do not rise in value. If this occurred, VCA 10 would experience a loss on the call which is not offset by an increase in the value of its securities holdings and might also experience a loss in its securities holdings. In addition, when VCA 10 has written a call, there is also a risk that the market may decline between the time VCA 10 has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time VCA 10 is able to sell stocks in its portfolio. As with stock options, VCA 10 will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where VCA 10 would be able to deliver the underlying securities in settlement, VCA 10 may have to sell part of its stock portfolio in order to make settlement in cash, and the price of such stocks might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially riskier with options in stock indices than with stock options.
There are also certain special risks involved in purchasing put and call options on stock indices. If VCA 10 holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercise option to fall out of-the-money, VCA 10 will be required to pay the difference between the closing index value and the strike price of the option (times the applicable multiplier) to the assigned writer.
Although VCA 10 may be able to minimize the risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.
OPTIONS ON FOREIGN CURRENCIES. VCA 10 may purchase and write put and call options on foreign currencies traded on U.S. or foreign securities exchanges or boards of trade. Options on foreign currencies are similar to options on stock, except that the option holder has the right to take or make delivery of a specified amount of foreign currency, rather than stock. VCA 10's successful use of options on foreign currencies depends upon the investment manager's ability to predict the direction of the currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally. In addition, the correlation between movements in the price of options and the price of currencies being hedged is imperfect.
OPTIONS ON FUTURES CONTRACTS. VCA 10 may enter into certain transactions involving options on futures contracts. VCA 10 will utilize these types of options for the same purpose that it uses the underlying futures contract. An option on a futures contract gives the purchaser or holder the right, but not the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accomplished by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the

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exercise price of the option on the futures contract. As an alternative to exercise, the holder or writer of an option may terminate a position by selling or purchasing an option of the same series. There is no guarantee that such closing transactions can be effected. VCA 10 intends to utilize options on futures contracts for the same purposes that it uses the underlying futures contracts.
Options on futures contracts are subject to risks similar to those described above with respect to options on securities, options on stock indices, and futures contracts. These risks include the risk that the investment manager may not correctly predict changes in the market, the risk of imperfect correlation between the option and the securities being hedged, and the risk that there might not be a liquid secondary market for the option. There is also the risk of imperfect correlation between the option and the underlying futures contract. If there were no liquid secondary market for a particular option on a futures contract, VCA 10 might have to exercise an option it held in order to realize any profit and might continue to be obligated under an option it had written until the option expired or was exercised. If VCA 10 were unable to close out an option it had written on a futures contract, it would continue to be required to maintain initial margin and make variation margin payments with respect to the option position until the option expired or was exercised against VCA 10.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
A forward foreign currency exchange contract is a contract obligating one party to purchase and the other party to sell one currency for another currency at a future date and price. When investing in foreign securities, VCA 10 may enter into such contracts in anticipation of or to protect itself against fluctuations in currency exchange rates. Forward contracts are individually negotiated and privately traded, so they are dependent on the creditworthiness of the counterparty and subject to counterparty default risk.
VCA 10 generally will not enter into a forward contract with a term of greater than 1 year. At the maturity of a forward contract, VCA 10 may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
VCA 10's successful use of forward contracts depends upon the investment manager's ability to predict the direction of currency exchange markets and political conditions, which requires different skills and techniques than predicting changes in the securities markets generally.
INTEREST RATE SWAP TRANSACTIONS
VCA 10 may enter into interest rate swap transactions. Interest rate swaps, in their most basic form, involve the exchange by one party with another party of their respective commitments to pay or receive interest. For example, VCA 10 might exchange its right to receive certain floating rate payments in exchange for another party's right to receive fixed rate payments. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different indices or rates, even if the parties do not own the underlying instruments. Despite their differences in form, the function of interest rate swaps is generally the same-to increase or decrease exposure to long- or short-term interest rates. For example, VCA 10 may enter into a swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities VCA 10 anticipates purchasing at a later date. VCA 10 will maintain appropriate liquid assets in a segregated custodial account to cover its obligations under swap agreements.
The use of swap agreements is subject to certain risks. As with options and futures, if the investment manager's prediction of interest rate movements is incorrect, VCA 10's total return will be less than if VCA 10 had not used swaps. In addition, if the counterparty's creditworthiness declines, the value of the swap would likely decline. There is also the risk that the counterparty will be unable to honor its financial obligations to VCA 10. Moreover, there is no guarantee that VCA 10 could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.
Certain standardized swap transactions are subject to mandatory central clearing and exchange trading. Although central clearing and exchange trading is expected to decrease counterparty risk and increase liquidity compared to bilaterally negotiated swaps, central clearing and exchange trading does not eliminate counterparty risk or illiquidity risk entirely. Depending on the size of VCA 10 and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by VCA 10 to support its obligations under a similar bilateral, uncleared swap. However, certain applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps, which may result in VCA 10 and its counterparties posting higher amounts for uncleared swaps.
LIBOR AND OTHER REFERENCE RATES. VCA 10’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR, European Interbank Offer Rate (EURIBOR), Sterling Overnight Interbank Average Rate (SONIA), and other similar types of reference rates (Reference Rates). The elimination of a Reference Rate or any other changes or reforms to the

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determination or supervision of a Reference Rate could have an adverse impact on the market for, or value of, any securities or payments linked to those Reference Rates. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect VCA 10’s performance and/or NAV.
In March 2021, the United Kingdom's Financial Conduct Authority and the administrator of LIBOR announced that it will cease publication of many of its LIBOR settings after December 31, 2021, and that it will cease publication of certain commonly-used tenors of U.S. dollar LIBOR after June 30, 2023.
Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain securities and transactions to new reference rates. The Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of the Secured Overnight Financing Rate (SOFR), which is intended to be a broad measure of secured overnight U.S. Treasury repurchase agreement rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018 with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the SONIA in England.
Markets are developing slowly and questions around liquidity in these new rates and how to appropriately mitigate any economic value transfer at the time of transition remain a significant concern. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. The termination of Reference Rates, such as LIBOR, presents significant financial risks to VCA 10. Neither the effect of the transition process nor its ultimate success can yet be known.
INFECTIOUS ILLNESS RISK. VCA 10 or the securities in which VCA 10 invests may be adversely affected by the spread of infectious illness or other public health issues like pandemics or epidemics. Such infectious illnesses or public health issues may have a greater adverse impact on emerging and less developed markets.
An outbreak of an infectious respiratory illness, the novel coronavirus disease (“COVID-19”), was first detected in 2019 and continues to spread globally. The COVID-19 pandemic and the related governmental and public responses have had, and may continue to have, an impact on VCA 10's investments and net asset value(s) and have led, and may continue to lead, to increased market volatility and the potential for illiquidity in certain classes of securities, sectors and markets.
Preventative or protective actions that governments may take with respect to COVID-19 or other pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the portfolio invests. Government intervention in markets may impact interest rates, market volatility and securities pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide. Such impacts may be short-term or may last for an extended period of time. Other infectious illnesses that may arise in the future could have similar or other unforeseen effects.
ILLIQUID INVESTMENTS
Pursuant to Rule 22e-4 under the 1940 Act, VCA 10 may not acquire any “illiquid investment” if, immediately after the acquisition, VCA 10 would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that VCA 10 reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments include repurchase agreements with a notice or demand period of more than seven days, certain over-the-counter derivative instruments, and securities and other financial instruments that are not readily marketable, unless, based upon a review of the relevant market, trading and investment-specific considerations, those investments are classified as liquid investments. VCA 10 has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the VCA 10 Committee has approved the designation of State Street Bank and Trust Company to administer VCA 10’s liquidity risk management program and related procedures. The 15% limit is applied as of the date VCA 10 purchases an illiquid investment. It is possible that VCA 10’s holdings of illiquid investments could exceed the 15% limit as a result of, for example, market developments or redemptions.
VCA 10 may purchase certain restricted securities that can be resold to institutional investors and which may be classified as liquid pursuant to VCA 10’s liquidity risk management program. In many cases, those securities are traded in the institutional market under Rule 144A under the Securities Act of 1933 and are called Rule 144A securities.

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Investments in illiquid investments involve more risks than investments in similar securities that are readily marketable. Illiquid investments may trade at a discount from comparable, more liquid investments. Investment of VCA 10’s assets in illiquid investments may restrict the ability of VCA 10 to dispose of its investments in a timely fashion and for a fair price, as well as its ability to take advantage of market opportunities. The risks associated with illiquidity will be particularly acute where VCA 10’s operations require cash, such as when VCA 10 has net redemptions, and could result in VCA 10 borrowing to meet short-term cash requirements or incurring losses on the sale of illiquid investments.
Illiquid investments are often restricted securities sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. In many cases, the privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale. To the extent privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales could be less than those originally paid by VCA 10 or less than the fair value of the securities. In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded. If any privately placed securities held by VCA 10 are required to be registered under the securities laws of one or more jurisdictions before being resold, VCA 10 may be required to bear the expenses of registration. Private placement investments may involve investments in smaller, less seasoned issuers, which may involve greater risks than investments in more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group. In making investments in private placement securities, VCA 10 may obtain access to material non-public information, which may restrict VCA 10’s ability to conduct transactions in those securities.
PORTFOLIO TURNOVER RATE
VCA 10 has no fixed policy with respect to portfolio turnover, which is an index determined by dividing the lesser of the purchases or sales of portfolio securities during the year by the monthly average of the aggregate value of the portfolio securities owned during the year. VCA 10 seeks long-term capital growth rather than short-term trading profits. However, during any period when changing economic or market conditions are anticipated, successful management requires an aggressive response to such changes which may result in portfolio shifts that may significantly increase the rate of portfolio turnover. The rate of portfolio activity will normally affect the brokerage expenses of VCA 10.
The table below sets forth the annual portfolio turnover rate for VCA 10 for the three most recent fiscal years.
VCA 10 Portfolio Turnover Rate
	2021	2020	2019
	36%	56%	48%
PORTFOLIO BROKERAGE AND RELATED PRACTICES
VCA 10 has adopted a policy pursuant to which VCA 10 and its manager, subadviser(s), and principal underwriter are prohibited from directly or indirectly compensating a broker-dealer for promoting or selling VCA 10 shares by directing brokerage transactions to that broker. VCA 10 has adopted procedures for the purpose of deterring and detecting any violations of the policy. This policy permits VCA 10, the Manager, and the subadviser(s) to use selling brokers to execute transactions in portfolio securities so long as the selection of such selling brokers is the result of a decision that executing such transactions is in the best interests of VCA 10 and is not influenced by considerations about the sale of VCA 10 shares.
In connection with decisions to buy and sell securities for VCA 10, brokers and dealers to effect the transactions must be selected and brokerage commissions, if any, negotiated. Transactions on a stock exchange in equity securities for VCA 10 will be executed primarily through brokers that will receive a commission paid by VCA 10. Fixed income securities, as well as securities traded in the over-the-counter market, on the other hand, will not normally incur any brokerage commissions. These securities are generally traded on a “net” basis with dealers acting as principals for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain of these securities may be purchased directly from an issuer, in which case neither commissions nor discounts are paid.
In placing orders for portfolio transactions for VCA 10, primary consideration is given to obtaining the most favorable price and efficient execution. An attempt is made to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. However, a higher spread or commission than is otherwise necessary for a particular transaction may be paid if to do so appears to further the goal of obtaining the best available execution.

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In connection with any securities transaction that involves a commission payment, the commission is negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates. Periodically, PGIM Investments, Jennison, or both review the allocation among brokers of orders for equity securities and the commissions that were paid.
When selecting a broker or dealer in connection with a transaction for VCA 10, consideration is given to whether the broker or dealer has furnished PGIM Investments or Jennison with certain services that brokerage houses customarily supply to institutional investors, provided this does not jeopardize the objective of obtaining the best price and execution. These services include statistical and economic data and research reports on particular companies and industries. PGIM Investments and Jennison use these services in connection with all of their investment activities, and some of the data or services obtained in connection with the execution of transactions for VCA 10 may be used in managing other investment accounts. Conversely, brokers and dealers furnishing such services may be selected for the execution of transactions of such other accounts, while the data or services may be used in providing investment management for VCA 10. Although PGIM Investments’ present policy is not to permit higher spreads or commissions to be paid on transactions for VCA 10 in order to secure research and statistical services from brokers or dealers, PGIM Investments might in the future authorize the payment of higher commissions (but not of higher spreads), with the prior concurrence of the VCA 10 Committee, if it is determined that the higher commissions are necessary in order to secure desired research and are reasonable in relation to all the services that the broker or dealer provides.
When investment opportunities arise that may be appropriate for more than one entity for which PGIM Investments or a subadviser serves as investment manager or adviser, one entity will not be favored over another and allocations of investments among them will be made in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity’s investment objectives and its current cash and investment positions. Because the various entities for which PGIM Investments or a subadviser acts as investment manager or adviser have different investment objectives and strategies, from time to time a particular security may be purchased for one or more such entities while at the same time such security may be sold for another.
An affiliated broker may be employed to execute brokerage transactions on behalf of VCA 10 as long as the commissions are reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. During the three most recent fiscal years VCA 10 did not pay any commissions to any affiliated brokers. VCA 10 may not engage in any transactions in which Prudential or its affiliates acts as principal, including over-the-counter purchases and negotiated trades in which such a party acts as a principal.
PGIM Investments and Jennison may enter into business transactions with brokers or dealers for purposes other than the execution of portfolio securities transactions for accounts Prudential manages. These other transactions will not affect the selection of brokers or dealers in connection with portfolio transactions for VCA 10.
The table below sets forth the amount of brokerage commissions paid by VCA 10 to various brokers in connection with securities transactions during the three most recent fiscal years.
Brokerage Commissions Paid by VCA 10
	2021	2020	2019
	$38,042	$76,345	$78,162
CUSTODY OF SECURITIES
Custodian. State Street Bank and Trust Company, 127 W. 10th Street, Kansas City, MO 64105-1716 is custodian of VCA 10's assets and maintains certain books and records in connection therewith.
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, each of VCA 10, VCA 11 and VCA 24 (the VCA Accounts) are susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing

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denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from the VCA Accounts’ third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which the VCA Accounts invest, may cause significant disruptions in the business operations of the VCA Accounts. Potential impacts may include, but are not limited to, potential financial losses for each of the VCA Accounts and the issuers’ securities, the inability of shareholders to conduct transactions with the VCA Accounts, an inability of the VCA Accounts to calculate unit values, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on Participants, cyber security failures by the VCA Accounts and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to the VCA Accounts, and reputational damage. The VCA Accounts may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. The VCA Accounts may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although the VCA Accounts and their service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, the VCA Accounts cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which the VCA Accounts invest.
FOREIGN MARKET DISRUPTION AND GEOPOLITICAL RISKS. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent global outbreak of the COVID-19 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.

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THE VCA 10 COMMITTEE AND OFFICERS
MANAGEMENT OF VCA 10
VCA 10 has a Committee—similar to a board of directors—that provides general supervision and manages VCA 10. The members of the VCA 10 Committee are elected for indefinite terms by the persons having voting rights in respect of the VCA 10 Account. The affairs of VCA 10 are conducted in accordance with the Rules and Regulations of VCA 10. A majority of the members of the VCA 10 Committee are not “interested persons” of Prudential Financial or its affiliates, as defined by the Investment Company Act.
The members of the VCA 10 Committee oversee the operations of the VCA 10 Account and appoint officers who are responsible for day-to-day business decisions based on policies set by the members of the VCA 10 Committee.
Information pertaining to the members of the VCA 10 Committee (hereafter referred to as “Committee Members” or “Board Members”) is set forth below. Committee Members who are not deemed to be “interested persons” of VCA 10 as defined in the Investment Company Act are referred to as “Independent Committee Members.” Committee Members who are deemed to be “interested persons” of VCA 10 are referred to as “Interested Committee Members.” “Fund Complex” consists of VCA 10 and any other investment companies managed by PGIM Investments. Information pertaining to the Officers of VCA 10 is also set forth below. VCA 10 is also referred to as “Fund,” and together with certain registered investment companies overseen by the VCA 10 Committee, the “Funds.”
Independent Committee Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Ellen S. Alberding 1958 Committee Member Portfolios Overseen: 95
President and Board Member, The Joyce
Foundation (charitable foundation) (since
2002); formerly Vice Chair, City Colleges of
Chicago (community college system)
(2011-2015); Trustee, National Park Foundation
(charitable foundation for national park system)
(2009-2018); Trustee, Economic Club of
Chicago (2009 - 2016); Trustee, Loyola
University (since 2018).
		None.	Since September 2013
Kevin J. Bannon 1952 Committee Member Portfolios Overseen: 95
Retired; formerly Managing Director (April
2008-May 2015) and Chief Investment Officer
(October 2008-November 2013) of Highmount
Capital LLC (registered investment adviser);
formerly Executive Vice President and Chief
Investment Officer (April 1993-August 2007) of
Bank of New York Company; President (May
2003-May 2007) of BNY Hamilton Family of
Mutual Funds.
		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008
Linda W. Bynoe 1952 Committee Member Portfolios Overseen: 92
President and Chief Executive Officer (since
March 1995) and formerly Chief Operating
Officer (December 1989-February 1995) of
Telemat Limited LLC (formerly Telemat Ltd.)
(management consulting); formerly Vice
President (January 1985-June 1989) at Morgan
Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real
estate) (since December 2009); Director of
Northern Trust Corporation (financial services)
(since April 2006); formerly, Director of Anixter
International, Inc. (communication products
distributor) (January 2006-June 2020).
Since March 2005

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Independent Committee Members
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Keith F. Hartstein 1956 Committee Member & Independent Chair Portfolios Overseen: 95
Retired; Member (since November 2014) of the
Governing Council of the Independent Directors
Council (IDC) (organization of independent
mutual fund directors); formerly, Executive
Committee of the IDC Board of Governors
(October 2019-December 2021); formerly
President and Chief Executive Officer
(2005-2012), Senior Vice President
(2004-2005), Senior Vice President of Sales and
Marketing (1997-2004), and various executive
management positions (1990-1997), John
Hancock Funds, LLC (asset management);
Chairman, Investment Company Institute’s
Sales Force Marketing Committee (2003-2008).
		None.	Since September 2013

Interested Committee Member
Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service
Scott E. Benjamin 1973 Committee Member & Vice President Portfolios Overseen:95
Executive Vice President (since May 2009) of
PGIM Investments LLC; Vice President (since
June 2012) of Prudential Investment
Management Services LLC; Executive Vice
President (since September 2009) of AST
Investment Services, Inc.; Senior Vice President
of Product Development and Marketing, PGIM
Investments (since February 2006); formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
		None.	Since March 2010

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Stuart S. Parker 1962 President
President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC
(formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of
Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011);
Investment Company Institute - Board of Governors (since May 2012).
Since January 2012
Claudia DiGiacomo 1974 Chief Legal Officer
Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief
Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco,
LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and
Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant
Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP
(1999-2004).
Since December 2005
Isabelle Sajous 1976 Chief Compliance Officer
Chief Compliance Officer (since April 2022) of the PGIM Funds, Target Funds, PGIM Global High Yield Fund,
Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series
Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since March
2022) of the PGIM Private Real Estate Fund; Vice President, Compliance of PGIM Investments LLC (since
December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset
Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer
Rosenthal McGlynn, LLC (August 2014-July 2018).
Since April 2022

The MEDLEY Program 22

Fund Officers(a)
Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Andrew R. French 1962 Secretary
Vice President (since December 2018) of PGIM Investments LLC; formerly Vice President and Corporate Counsel
(2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President
and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary
(since January 2007) of Prudential Mutual Fund Services LLC.
Since October 2006
Diana N. Huffman 1982 Assistant Secretary
Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant
Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP
(2009-2015).
Since March 2019
Melissa Gonzalez 1980 Assistant Secretary
Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant
Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March
2014-September 2018) of Prudential.
Since March 2020
Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential.	Since June 2020
Debra Rubano 1975 Assistant Secretary
Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior
Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).
Since December 2020
Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015
Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer
Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of
the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009);
Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).
Since January 2019
Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014
Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019
Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019
Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019
Jonathan Corbett 1983 Anti-Money Laundering Compliance Officer
Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since
August 2019) of Prudential; formerly Vice President and Head of Key Risk Areas Compliance (March 2016 to
July 2019), Chief Privacy Officer (March 2016 to July 2019) and Head of Global Financial Crimes Unit (April
2014 to March 2016) at MetLife.
Since October 2021
(a) Excludes Mr. Benjamin, an interested Board Member who also serves as Vice President.
Explanatory Notes to Tables:
◾
Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
◾
Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
◾
There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.
◾
“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.
◾
“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential's Gibraltar Fund, Inc. and the Advanced Series Trust.
◾
As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.
COMPENSATION OF BOARD MEMBERS AND OFFICERS. Pursuant to a management agreement, the Manager pays all compensation of VCA 10’s Officers and employees as well as the fees and expenses of all Independent and Interested Board Members.

23

The Manager pays each Independent Board Member annual compensation in addition to certain out-of-pocket expenses. Independent Board Members who serve on Board Committees may receive additional compensation. The amount of annual compensation paid to each Independent Board Member may change as a result of the introduction of additional funds on whose Boards the Board Member may be asked to serve.
Independent Board Members may defer receipt of their compensation pursuant to a deferred compensation agreement with each Account. Under the terms of the agreement, Prudential accrues deferred Board Members' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate of 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of any PGIM Investments mutual fund chosen by the Board Member. Payment of the interest so accrued is also deferred and becomes payable at the option of the Board Member. The obligation to make payments of deferred Board Members' compensation, together with interest thereon, is a general obligation of Prudential. VCA 10 does not have a retirement or pension plan for Board Members.
The following table sets forth the aggregate compensation paid by the Manager for VCA 10 for the most recently completed fiscal year to the Independent Board Members for service on the Board, and compensation paid to the Independent Board Members for service on the Board of any other investment company in the Fund Complex for the most recently completed calendar year. Board Members and officers who are “interested persons” of VCA 10 (as defined in the 1940 Act) do not receive compensation from PGIM Investments-managed funds and therefore are not shown in the following table.
Name	Aggregate Fiscal Year Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex* for Most Recent Calendar Year
Compensation Received by Independent Board Members
Ellen S. Alberding**	$1,410	None	None	$332,000 (33/95)
Kevin J. Bannon	$1,380	None	None	$312,000 (33/95)
Linda W. Bynoe	$1,420	None	None	$332,000 (30/92)
Keith F. Hartstein	$1,500	None	None	$406,000 (33/95)
Explanatory Notes to Board Member Compensation Tables
* Compensation relates to portfolios that were in existence for any period during 2021. Number of funds and portfolios represent those in existence as of December 31, 2021 and excludes funds that have merged or liquidated during the year. Additionally, the number of funds and portfolios includes those which are approved as of December 31, 2021, however may commence operations after that date. No compensation is paid out from such funds/portfolios.
** Under the deferred fee agreement for the PGIM Investments-managed funds, certain Board Members have elected to defer all or part of their total compensation. The amount of compensation deferred during the calendar year ended December 31, 2021, amounted to $316,780 for Ms. Alberding. Under the deferred fee arrangement, these amounts are deposited into a trust held for the benefit of participating Board Members and are not continuing obligations of the Fund.
BOARD COMMITTEES. The Board has established four standing committees in connection with Fund governance—Audit, Nominating and Governance, Investment and Compliance. Information on the membership of each standing committee and its functions is set forth below.
Audit Committee: The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act. The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund's independent registered public accounting firm, accounting policies and procedures and other areas relating to the Fund's auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted services to be provided by the independent registered public accounting firm to (1) the Manager and (2) any entity in a control relationship with the Manager that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm's responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). The number of Audit Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Audit Committee is set forth below:

Keith F. Hartstein
Nominating and Governance Committee: The Nominating and Governance Committee of the Board is responsible for nominating Board Members and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance

The MEDLEY Program 24

Committee is not an “interested person” as defined in the 1940 Act. The number of Nominating and Governance Committee meetings held during the Fund's most recently completed fiscal year is set forth in the table below. The Nominating and Governance Committee Charter is available on the Fund's website.
The membership of the Nominating and Governance Committee is set forth below:

Linda W. Bynoe
Kevin J. Bannon
Ellen S. Alberding
Keith F. Hartstein (ex-officio)
Investment Committees: The Board of each fund in the PGIM retail mutual funds complex has formed joint committees to review the performance of each Fund in the Fund Complex. The Gibraltar Investment Committee reviews the performance of each Fund that is subadvised by Jennison Associates LLC, PGIM Quantitative Solutions LLC (formerly known as QMA LLC) and PGIM Wadhwani LLP. The Dryden Investment Committee reviews the performance of each Fund that is subadvised by PGIM Fixed Income, PGIM Real Estate (each of which is a business unit of PGIM, Inc.), PGIM Limited and PGIM Real Estate (UK) Limited. In addition, the Dryden Investment Committee reviews the performance of the closed-end funds. Each committee meets at least four times per year and reports the results of its review to the full Board of each Fund at each regularly scheduled Board meeting. Every Independent Board Member sits on one of the two committees.
The number of Gibraltar Investment Committee or Dryden Investment Committee meetings, as applicable, held during the Fund's most recently completed fiscal year is set forth in the table below.
The membership of the Gibraltar Investment Committee and the Dryden Investment Committee is set forth below:

Gibraltar Investment Committee
Ellen S. Alberding
Kevin J. Bannon
Keith F. Hartstein (ex-officio)
Dryden Investment Committee
Linda W. Bynoe
Keith F. Hartstein (ex-officio)
Compliance Committee. The Compliance Committee serves as the liaison between the Board and the Fund’s Chief Compliance Officer (“CCO”). In its role as liaison, the Compliance Committee assists the Board in overseeing compliance matters and administration. The Compliance Committee’s responsibilities include, among other matters, considering any material compliance matter reported by the CCO between meetings of the Board and receiving reports on any investigations into matters with the Committee’s scope of responsibilities.
The number of Compliance Committee meetings held during the Fund’s most recently completed fiscal year is set forth in the table below.
The membership of the Compliance Committee is set forth below:
Keith F. Hartstein (ex-officio)

25

Board Committee Meetings (for most recently completed fiscal year)
Audit Committee	Nominating & Governance Committee	Dryden & Gibraltar Investment Committees	Compliance Committee*
4	4	4	2
* The Compliance Committee was established in September 2021 and held its first meeting in October 2021.
LEADERSHIP STRUCTURE AND QUALIFICATIONS OF BOARD MEMBERS. The Board is responsible for oversight of the Fund. The Fund has engaged the Manager to manage the Fund on a day-to-day basis. The Board oversees the Manager and certain other principal service providers in the operations of the Fund. The Board is currently composed of five members, four of whom are Independent Board Members. The Board meets at regularly scheduled meetings four times throughout the year. In addition, the Board Members may meet at special meetings or on an informal basis at other times. As described above, the Board has established four standing committees—Audit, Nominating and Governance, Investment, and Compliance —and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Board Members have also engaged independent legal counsel to assist them in fulfilling their responsibilities.
The Board is chaired by an Independent Board Member. As Chair, this Independent Board Member leads the Board in its activities. Also, the Chair acts as a member or as an ex-officio member of each standing committee and any ad hoc committee of the Board. The Board Members have determined that the Board's leadership and committee structure is appropriate because the Board believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Manager, the subadviser(s) and certain other principal service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.
The Board has concluded that, based on each Board Member's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board Members, each Board Member should serve as a Board Member. Among other attributes common to all Board Members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as Board Members. In addition, the Board has taken into account the actual service and commitment of the Board Members during their tenure in concluding that each should continue to serve. A Board Member's ability to perform his or her duties effectively may have been attained through a Board Member's educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board Member of the Fund, other funds in the Fund Complex, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Board Member that led the Board to conclude that he or she should serve as a Board Member.
Ellen S. Alberding. Ms. Alberding joined the Board of the Fund and other funds in the Fund Complex in 2013. Ms. Alberding has over 30 years of experience in the non-profit sector, including over 20 years as the president of a charitable foundation, where she oversees multiple investment managers. Ms. Alberding also served as a Trustee of the Aon Funds from 2000 to 2003.
Kevin J. Bannon. Mr. Bannon joined the Board of the Fund and other funds in the Fund Complex in 2008. Mr. Bannon has held senior executive positions in the financial services industry, including serving as a senior executive of asset management firms, for over 25 years..
Linda W. Bynoe. Ms. Bynoe has been a Board Member of the Fund and other funds in the Fund Complex since 2005, having served on the boards of other mutual fund complexes since 1993. She has worked in the financial services industry over 20 years, has over 30 years of experience as a management consultant and serves as a Director of financial services and other complex global corporations.
Keith F. Hartstein. Mr. Hartstein joined the Board of the Fund and other funds in the Fund Complex in 2013. Mr. Hartstein has worked in the asset management industry for 30 years and served as a senior executive in an asset management firm.
Scott E. Benjamin. Mr. Benjamin, an Interested Board Member of the Fund and other funds in the Fund Complex since 2010, has served as a Vice President of the Fund and other funds in the Fund Complex since 2009 and has held senior positions in PGIM Investments since 2003.
Specific details about each Board Member's professional experience appear in the professional biography tables, above.

The MEDLEY Program 26

Risk Oversight. Investing in general and the operation of a mutual fund involve a variety of risks, such as investment risk, illiquidity risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board and committee activities. The Board, directly or through its committees, reviews reports from among others, the Manager, subadvisers, the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, counsel, and internal auditors of the Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Manager and other service providers to the Fund. Although the risk management policies of the Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Manager, its affiliates or other service providers.
Selection of Board Member Nominees. The Nominating and Governance Committee is responsible for considering nominees for Board Members at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board Members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and Governance Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.
A shareholder who wishes to recommend a board member for nomination should submit his or her recommendation in writing to the Chair of the Board or the Chair of the Nominating and Governance Committee, in either case in care of the specified Fund(s), at 655 Broad Street, 17th Floor, Newark, New Jersey 07102-4410. At a minimum, the recommendation should include: the name, address and business, educational and/or other pertinent background of the person being recommended; a statement concerning whether the person is an “interested person” as defined in the 1940 Act; any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held. The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.
Shareholders should note that a person who owns securities issued by Prudential (the parent company of the Fund's Manager) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential or its subsidiaries, with registered broker-dealers, or with the Fund's outside legal counsel may cause a person to be deemed an “interested person.” Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board Members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.
Share Ownership. Information relating to each Board Member's Fund share ownership and in all registered funds in the PGIM Investments-advised funds that are overseen by the respective Board Member as of the most recently completed calendar year is set forth in the chart below.
The following table sets forth the dollar range of VCA 10 securities held by each Board Member as of December 31, 2021. The table also includes the aggregate dollar range of securities held by each Board Member in all funds in the Fund Complex overseen by that Board Member as of December 31, 2021.
Securities Owned by VCA 10 Board Members
Name	Dollar Range of VCA 10 Securities	Aggregate Dollar Range of All Securities*
Independent Board Members
Ellen S. Alberding	None	Over $100,000
Kevin J. Bannon	None	Over $100,000

27

Securities Owned by VCA 10 Board Members
Name	Dollar Range of VCA 10 Securities	Aggregate Dollar Range of All Securities*
Linda W. Bynoe	None	Over $100,000
Keith F. Hartstein	None	Over $100,000
Interested Board Member
Scott E. Benjamin	None	Over $100,000
Notes to Board Member Share Ownership Table
*Aggregate Dollar Range of All Securities identifies the total dollar range of all securities in all registered investment companies overseen by Board Member in the Fund Complex.
The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Board Member, and his/her immediate family members, in an investment adviser or principal underwriter of VCA 10 or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of VCA 10 as of December 31, 2021.
Ownership of Other Securities by VCA 10 Board Members
Name	Name of Owners & Relationship to Member	Company	Title of Class	Value of Securities	Percent of Class
Ellen S. Albderding	None	None	None	None	None
Kevin J. Bannon	None	None	None	None	None
Linda W. Bynoe	None	None	None	None	None
Keith F. Hartstein	None	None	None	None	None

The MEDLEY Program 28

POLICIES OF VCA 10
PROXY VOTING AND RECORDKEEPING
The VCA 10 Committee has delegated to VCA 10’s investment manager, PGIM Investments, the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to VCA 10. VCA 10 authorizes the Manager to delegate, in whole or in part, its proxy voting authority to its investment advisers (subadviser(s)) or third-party vendors, consistent with the policies set forth below. The proxy voting process shall remain subject to the supervision of the VCA 10 Committee, including any Committee thereof established for that purpose.
The Manager and the VCA 10 Committee view the proxy voting process as a component of the investment process and, as such, seek to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for VCA 10. Consistent with this goal, the VCA 10 Committee views the proxy voting process as a means to encourage strong corporate governance practices and ethical conduct by corporate management. The Manager and the VCA 10 Committee maintain a policy of seeking to protect the best interests of VCA 10 should a proxy issue potentially implicate a conflict of interest between VCA 10 and the Manager or its affiliates.
The Manager delegates to VCA 10’s subadviser the responsibility for voting proxies. The subadviser is expected to identify and seek to obtain the optimal benefit for VCA 10 and to adopt written policies that meet certain minimum standards, including that the policies be reasonably designed to protect the best interests of VCA 10 and to delineate procedures to be followed when a proxy vote presents a conflict between the interests of VCA 10 and the interests of the subadviser or its affiliates. The Manager expects that the subadviser will notify the Manager at least annually of any such conflicts identified and confirm how the issue was resolved. In addition, the Manager expects that the subadviser will deliver to the Manager, or its appointed vendor, information required for the filing of Form N-PX with the SEC.
Information regarding how VCA 10 voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available on the SEC's website at www.sec.gov, and is also available at www.pgiminvestments.com. A summary of the voting policy of the subadviser to VCA 10, Jennison, follows:
JENNISON ASSOCIATES LLC
Proxy Voting Policy and Procedures
I.
Policy
Jennison (or the “Company”) has adopted the following policy and related procedures to guide the voting of proxies in a manner that is consistent with Jennison’s fiduciary duties and the requirements of Rule 206(4)-6 under the Advisers Act.
In the absence of any written delegation or when proxy voting authority has been delegated in writing to Jennison by clients, Jennison will exercise this voting authority in each client’s best interests. The Company will not consider its own interests, or those of any affiliates, when voting proxies.
Unless otherwise specified by a client, “best interest” means the client’s best economic interest over the long term, as determined by Jennison’s portfolio managers and analysts (“Investment Professionals”) covering the issuer. We recognize that the nature of ballot issues, including environmental and social issues (“ESG”), can vary widely depending on the company, industry practices, the company’s operations and geographic footprint, to name a few, and will consider relevant issues, including ESG issues, in a manner consistent with our fiduciary duties and the goal of maximizing shareholder value.
Jennison’s proxy voting policy and procedures and proxy voting records are publically available on our website. Clients may obtain a copy of our guidelines, as well as the proxy voting records for that client’s securities, by contacting the client service representative responsible for the client’s account.
II.
Procedures
Proxy Voting Guidelines
Jennison has adopted proxy voting guidelines (“Guidelines”) with respect to certain recurring issues. When Jennison is responsible for voting proxies, Jennison considers these guidelines except, where appropriate, when Jennison accepts custom guidelines.

29

The Guidelines are reviewed annually and as necessary by the Company’s Proxy Voting Committee and Investment Professionals, and are revised when a change is appropriate. The Proxy Team maintains the Guidelines and distributes copies to the Investment Professionals following confirmation of any change. The Guidelines are meant to convey Jennison’s general approach to voting decisions on certain issues. Nevertheless, Investment Professionals are responsible for reviewing all proposals related to fundamental strategies individually and making final decisions based on the merits of each voting opportunity.
If an Investment Professional believes that Jennison should vote in a way that is different from the Guidelines, the Proxy Team is notified. In certain circumstances, an Investment Professional may conclude that different clients should vote in different ways, or that it is in the best interests of some or all clients to abstain from voting. The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional.
The Proxy Team is responsible for maintaining Investment Professionals’ reasons for deviating from the Guidelines.
Client-Specific Voting Mandates
Any client’s specific voting instructions must be communicated or confirmed by the client in writing, either through a provision in the investment advisory contract or through other written correspondence. Such instructions may call for Jennison to vote the client’s securities according to the client’s own voting guidelines, or may indicate that the Company is not responsible for voting the client’s proxies. We try to accommodate such requests where appropriate.
The Proxy Team reviews client specific voting instructions and approves operational implementation, and certain instructions may only be implemented on a best efforts basis. The Proxy Team is responsible for communicating such instructions to the third party vendor.
Use of a Third Party Voting Service
Jennison has engaged an independent third party proxy voting vendor that provides research and analytical services, operational implementation and recordkeeping and reporting services. The proxy voting vendor will cast votes in accordance with the Company’s Guidelines; however, notwithstanding the Guidelines, Investment Professionals for fundamental strategies are responsible for reviewing the facts and circumstances related to each proposal in order to make all final voting decisions.
Identifying and Addressing Potential Material Conflicts of Interest
There may be instances where Jennison’s interests conflict materially, or appear to conflict materially, with the interests of clients in connection with a proxy vote (a “Material Conflict”). Examples of potential Material Conflicts include, but are not limited to:
◾
Jennison managing the pension plan of the issuer.
◾
Jennison or its affiliates have a material business relationship with the issuer.
◾
Jennison investment professionals who are related to a person who is senior management or a director at a public company.
◾
Jennison has a material investment in a security that the investment professional who is responsible for voting that security’s proxy also holds the same security personally.
If an Investment Professional or any other employee perceives a Material Conflict, he or she must promptly report the matter to the Chief Compliance Officer.
If the Proxy Voting Committee determines that a Material Conflict is present and if the Investment Professional is recommending a vote that deviates from the Guidelines or there is no specific recommended Guideline vote and decisions are made on a case-by-case basis, then the voting decision must be reviewed and approved by the Investment Professional’s supervisor and the Proxy Committee prior to casting the vote.
Jennison will not abstain from voting a proxy for the purpose of avoiding a Material Conflict.
Quantitatively Derived Holdings and the Jennison Managed Accounts
In voting proxies for non-fundamental strategies such as quantitatively derived holdings and Jennison Managed Accounts (i.e. “wrap”) where the securities are not held elsewhere in the firm, proxies will be voted utilizing the Guidelines. Additionally, in those circumstances where no specific Guidelines exist, the Company will consider the recommendations of the proxy voting vendor.
International Holdings

The MEDLEY Program 30

Jennison will exercise opportunities to vote on international holdings on a best efforts basis. Such votes will be cast based on the same principles that govern domestic holdings.
In some countries casting a proxy vote can adversely affect a client, such as countries that restrict stock sales around the time of the proxy vote by requiring “share blocking” as part of the voting process. The Investment Professional covering the issuer will weigh the expected benefits of voting proxies on international holdings against any anticipated costs or limitations, such as those associated with share blocking. Jennison may abstain from voting if it anticipates that the costs or limitations associated with voting outweigh the benefits.
Securities Lending
Jennison may be unable to vote proxies when the underlying securities have been lent out pursuant to a client’s securities lending program. The Company does not know when securities are on loan and are therefore not available to be voted. In rare circumstances, Investment Professionals may ask the Proxy Team to work with the client’s custodian to recall the shares so that Jennison can vote. Efforts to recall loaned securities are not always effective since such requests must be submitted prior to the record date for the upcoming proxy vote; therefore voting shares on loan is on a best efforts basis. In determining whether to call back securities that are out on loan, the Investment Professional will consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security out on loan.
Disclosure to Advisory Clients
Jennison will provide a copy of these Policies and Procedures and the Guidelines to any client upon request. The Company will also provide any client with information about how Jennison has voted that client’s proxies upon request. Any such requests should be directed to the client service representative responsible for the client’s account who will coordinate with the Proxy Team.
Compliance Reporting for Investment Companies
Upon request, the Proxy Team will provide to each investment company for which Jennison acts as sub-adviser reporting needed to satisfy their regulatory and board requirements, including, but not limited to, information required for Form N-PX.
III.
Internal Controls
Supervisory Notification
The Proxy Team will notify each Investment Professional’s supervisor of any Guideline overrides authorized by that Investment Professional. The supervisor reviews the overrides ensuring that they were made based on clients’ best interests, and that they were not influenced by any Material Conflict or other considerations.
The Proxy Voting Committee
The Proxy Voting Committee consists of representatives from Operations, Operational Risk, Legal, and Compliance. It meets at least quarterly, and has the following responsibilities:
◾
Review potential Material Conflicts and decide whether a material conflict is present, and needs to be addressed according to these policies and procedures.
◾
Review the Guidelines in consultation with the Investment Professionals and make revisions as appropriate.
◾
Review these Policies and Procedures annually for accuracy and effectiveness, and recommend and adopt any necessary changes.
◾
Review all Guideline overrides.
◾
Review quarterly voting metrics and analysis published by the Proxy Team.
◾
Review the performance of the proxy voting vendor and determine whether Jennison should continue to retain their services. The Committee will consider the following factors while conducting their review:
◾
Accuracy and completeness of research reports, engagement with issuers, potential conflicts of interest and overall administration of Jennison’s proxy voting recommendations.
IV.
Escalating Concerns
Any concerns about aspects of the policy that lack specific escalation guidance may be reported to the reporting employee’s supervisor, the Chief Compliance Officer, Chief Legal Officer, Chief Risk Officer, Chief Ethics Officer, Chief Operating Officer or Chief Executive Officer. Alternatively Jennison has an Ethics Reporting Hotline phone number and email address that enable employees to raise concerns anonymously. Information about the Ethics Reporting Hotline phone number and email address can be found on the Jennison intranet’s “Ethics” web page.

31

V.
Discipline and Sanctions
All Jennison employees are responsible for understanding and complying with the policies and procedures outlined in this policy. The procedures described in this policy are intended to ensure that Jennison and its employees act in full compliance with the law. Violations of this policy and related procedures will be communicated to your supervisor and to senior management through Jennison’s Compliance Council, and may lead to disciplinary action.
Revised May, 2021
DISCLOSURE OF PORTFOLIO HOLDINGS
The portfolio holdings of VCA 10 are made public, as required by law, in its annual and semi-annual reports. These reports are filed with the SEC and mailed to shareholders within 60 days after the end of the relevant period. In addition, as required by law, VCA 10's complete holdings are disclosed to the SEC monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of VCA 10's fiscal quarter.
When authorized by the Chief Compliance Officer of VCA 10 and an officer of VCA 10, portfolio holdings information may be disseminated more frequently or at different periods than those described above. VCA 10 has entered into ongoing arrangements to make available information about VCA 10’s' portfolio holdings. Parties receiving this information may include intermediaries that distribute shares of VCA 10, third-party providers of auditing, custody, proxy voting and other services for VCA 10, rating and ranking organizations, and certain affiliated persons of VCA 10, as described below. The procedures used to determine eligibility are set forth below:
Procedures for Release of Portfolio Holdings Information:
1. A request for release of the holdings of VCA 10 shall be prepared setting forth a legitimate business purpose for such release which shall specify the Fund, the terms of such release and frequency (e.g., level of detail staleness). Such request shall address whether there are any conflicts of interest between VCA 10 and the investment adviser, sub-adviser, principal underwriter or any affiliated person thereof and how such conflicts shall be dealt with to demonstrate that the disclosure is in the best interests of the shareholders of VCA 10.
2. The request shall be forwarded to the Chief Compliance Officer of VCA 10, or his delegate, for review and approval.
3. A confidentiality agreement in the form approved by an officer of VCA 10 must be executed with the recipient of the holdings information.
4. An officer of VCA 10 shall approve the release agreement. Copies of the release and agreement shall be sent to the PGIM Investments law department.
5. Written notification of the approval shall be sent by such officer to the PGIM Investments Fund Administration Department to arrange the release of holdings information.
6. The PGIM Investments Fund Administration Department shall arrange for the release of holdings information by the Custodian Banks. As of the date of this Statement of Additional Information, VCA 10 will provide:
1. Traditional External Recipients/Vendors
◾
Full holdings on a daily basis to Institutional Shareholder Services (ISS) and Automatic Data Processing, Inc. (ADP) (proxy voting agents) at the end of each day.
◾
Full holdings on a daily basis to VCA 10’s subadviser, custodian, sub-custodians (if any) and Accounting Agent at the end of each day.
◾
Full holdings to VCA 10’s independent registered public accounting firm as soon as practicable following VCA 10’s fiscal year-end or on an as-needed basis.
◾
Full holdings to financial printers as soon as practicable following the end of VCA 10’s quarterly, semi and annual period-ends.
2. Analytical Service Providers
◾
All VCA 10 trades on a quarterly basis to Abel/Noser Corp. (an agency-only broker and transaction cost analysis company) as soon as practicable following the Fund's fiscal quarter-end.
◾
Full holdings on a daily basis to FT Interactive Data (a fair value information service) at the end of each day.
◾
Full holdings on a daily basis to FactSet (an online investment research provider) at the end of each day.

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In each case, the information disclosed must be for a legitimate business purpose and is subject to a confidentiality agreement intended to prohibit the recipient from trading on or further disseminating such information (except for legitimate business purposes). Such arrangements will be monitored on an ongoing basis and will be reviewed by VCA 10’s Chief Compliance Officer and the PGIM Investments Law Department on an annual basis.
In addition, certain authorized employees of PGIM Investments receive portfolio holdings information on a quarterly, monthly or daily basis or upon request, in order to perform their business functions. All PGIM Investments employees are subject to the requirements of the personal securities trading policy of Prudential Financial, which prohibits employees from trading on, or further disseminating confidential information, including portfolio holdings information.
In no instance may the Manager or subadviser of VCA 10 receive any compensation or consideration in exchange for the portfolio holdings information.
The VCA 10 Committee has approved PGIM Investments’ Policy for the Dissemination of Portfolio Holdings. The VCA 10 Committee shall, on a quarterly basis, receive a report from PGIM Investments detailing the recipients of the portfolio holdings information and the reason for such disclosure. The VCA 10 Committee has delegated oversight of VCA 10’s disclosure of portfolio holdings to the Chief Compliance Officer.
Arrangements pursuant to which VCA 10 discloses non-public information with respect to its portfolio holdings do not provide for any compensation in return for the disclosure of the information.
There can be no assurance that VCA 10’s policies and procedures on portfolio holdings information will protect VCA 10 from the potential misuse of such information by individuals or entities that come into possession of the information.

33

INFORMATION ABOUT PRUDENTIAL, VCA 2, AND OTHER SERVICE PROVIDERS
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
Prudential is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Prudential is a wholly-owned subsidiary of Prudential Financial, a New Jersey insurance holding company.
Prudential has developed long-term savings and retirement products, which are distributed through its affiliated broker-dealer company, PIMS.
Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.
EXECUTIVE OFFICERS AND DIRECTORS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The following is biographical information for the executive officers and directors of Prudential:
EXECUTIVE OFFICERS:
Charles F. Lowrey (date of birth: 1/20/1958) was elected Chairman of Prudential Financial in April 2019 and Chief Executive Officer, President and Director of Prudential Financial and Prudential Insurance in December 2018. Previously, he served as Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance from March 2014 to November 2018. He served as Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance from February 2011 to March 2014. He also served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011; and as Chief Executive Officer of Prudential Real Estate Investors (“PREI”) (now known as PGIM Real Estate), our real estate investment management and advisory business, from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and Head of the Americas for J.P. Morgan’s Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
Robert M. Falzon (date of birth: 4/11/1959) was elected Director of Prudential Financial in August 2019 and has served as Vice Chair of Prudential Financial and Prudential Insurance since December 2018. Previously, he served as Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance from March 2013 to November 2018. Mr. Falzon has been with Prudential since 1983, serving in various positions. He served as Senior Vice President and Treasurer of Prudential Financial and Prudential Insurance from 2010 to 2013. Previously he had been a managing director at PREI, Head of PREI’s Global Merchant Banking Group and Chief Executive Officer of its European business; a managing director at Prudential Securities; and regional vice president at Prudential Capital Group (now known as PGIM Private Capital).
Ann M. Kappler (date of birth: 12/24/1958) was elected Executive Vice President and General Counsel for Prudential Financial and Prudential Insurance in September 2020. She served as Senior Vice President, Deputy General Counsel and Head of External Affairs from 2015 to 2020. She had served in various supervisory positions since 2009, including Deputy General Counsel and Head of External Affairs from 2014 to 2015, Chief Legal Officer for Litigation and Regulation from 2012 to 2014 and Chief Legal Officer for Corporate Services from 2009 to 2012. Prior to joining Prudential in 2009, she was a Partner at Wilmer Cutler Pickering Hale and Dorr, General Counsel at Fannie Mae, and a Litigation Partner at Jenner & Block. She started her career as a Judicial Law Clerk at the U.S. Supreme Court and the U.S. Court of Appeals, D.C. Circuit.
Kenneth Y. Tanji (date of birth: 2/25/1966) was elected Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance in December 2018. Prior to this role, he was Senior Vice President and Treasurer of Prudential Financial and Prudential Insurance from March 2013 to November 2018. In 2013, he served as Chief Financial Officer of Prudential’s International Businesses. Previously, he was Senior Financial Officer of Prudential Annuities and was Prudential’s business representative for its retail brokerage joint venture with Wachovia Securities from 2003 through 2009. He also served as Vice President of Finance for Prudential’s asset management business and held various positions with Prudential Securities’ Private Client and Debt Capital Markets Groups. Mr. Tanji joined Prudential in 1988.

The MEDLEY Program 34

Scott G. Sleyster (date of birth: 1/31/1960) was elected Executive Vice President and Head of International Businesses of Prudential Financial and Prudential Insurance in December 2018. Previously, he served as Senior Vice President and Chief Investment Officer of Prudential Financial and Prudential Insurance. Mr. Sleyster has been with Prudential since 1987, serving in a variety of positions, including Head of Prudential’s Full Service Retirement business, President of Prudential’s Guaranteed Products business, Chief Financial Officer for Prudential’s Employee Benefits Division, and has held roles in Prudential’s Treasury, Derivatives and Investment Management units.
Andrew F. Sullivan (date of birth: 6/20/1970) was elected Executive Vice President and Head of U.S. Businesses in December 2019. Prior to his current role, he served as CEO of Prudential’s Workplace Solutions Group, which consists of Prudential Retirement and Prudential Group Insurance. Before joining Prudential in 2011, he served as Senior Vice President at CareFirst BlueCross BlueShield. Previously, he spent eight years at Cigna where he held of a number of senior leadership positions. He also held management roles at Diamond Technology Partners and DaimlerChrysler.
Lucien A. Alziari (date of birth: 9/6/1959) is Executive Vice President and Chief Human Resources Officer for Prudential Financial and Prudential Insurance. Starting in June 2017, he served as Senior Vice President and Chief Human Resources Officer for Prudential Financial and Prudential Insurance. From 2012 to 2017, Mr. Alziari served as Executive Vice President and Chief Human Resources Officer of A.P. Moller-Maersk. From 2004 to 2012, he was the Chief Human Resources Officer and Head of Corporate Responsibility for Avon Products, Inc. Prior to Avon Products, Inc., Mr. Alziari held roles with Mars Confectionary in the United Kingdom and PepsiCo Inc. in New York, Vienna and Dubai.
Stacey Goodman (date of birth: 10/16/1962) was elected Executive Vice President and Chief Information Officer of Prudential Financial and Prudential Insurance in July 2019. Previously, she served as the Chief Information Officer at Freddie Mac, where she was responsible for the technology division, and served as a member of the Senior Operating Committee. Prior to Freddie Mac, Ms. Goodman was Executive Vice President and Chief Information and Operations Officer for CIT Group, Inc., where she was a member of the Executive Management Committee. Previously, Ms. Goodman was the Divisional Chief Information Officer of Global Technology and Operations at Bank of America. She also held global leadership positions at UBS and PaineWebber. Ms. Goodman began her career at Salomon Brothers.
Candace J. Woods (date of birth: 1/16/1961) was elected Senior Vice President and Chief Actuary of Prudential Financial and Prudential Insurance in November 2017. Prior to her current role, Ms. Woods served as Vice President and Chief Actuary for the Actuarial Center of Excellence within Prudential Insurance. Also, Ms. Woods served as Vice President and Actuary from 2012 to 2013 and Vice President and Chief Actuary from 2013 to 2017 for Prudential’s International Businesses. From 2010 to 2012, Ms. Woods was Vice President and Actuary in Corporate Actuarial, and the appointed actuary for Pruco Life Insurance Company and Pruco Reinsurance. Ms. Woods joined Prudential in 1982.
Nicholas C. Silitch (date of birth: 11/8/1961) was elected Senior Vice President and Chief Risk Officer of Prudential Financial and Prudential Insurance in May 2012. He is Chairman of the organization’s Enterprise Risk Committee. He joined Prudential in 2010 as Chief Credit Officer and Head of Investment Risk Management. Prior to joining Prudential, Mr. Silitch held the position of Chief Risk Officer of the Alternative Investment Services, Broker Dealer Services and Pershing businesses within Bank of New York Mellon.
Timothy L. Schmidt (date of birth: 1/13/1959) was elected Senior Vice President and Chief Investment Officer of Prudential Financial and Prudential Insurance in December 2018. He chairs the Senior Asset Liability Committee and serves as Prudential’s representative to the Institute of International Finance’s Committee on Asset and Investment Management. Previously, he was the Head of Global Portfolio Management for Prudential from 2012 to 2018 and he was responsible for the overall asset/liability management for Prudential’s Retirement and Group Insurance businesses from 2010 to 2012. Prior to joining Prudential in July 2010, he served as Chief Financial Officer for MetLife’s Individual Business and had headed MetLife’s Wealth Strategy Group. Earlier in his 25-year tenure at MetLife, Schmidt held various positions in the investment organization, including Head of MetLife’s Portfolio Management Unit, as well as its Structured Finance and Government Securities unit.
DIRECTORS:
Thomas J. Baltimore, Jr. (date of birth: 8/23/1963) has been the Chairman, President and CEO of Park Hotels & Resorts, Inc. (a NYSE-listed lodging real estate investment trust) since January 2017. Between May 2016 and January 2017, Mr. Baltimore was the President and CEO of the planned Hilton Real Estate Investment Trust. Previously, he was President and CEO of RLJ Lodging Trust (a NYSE-listed real estate investment company) from May 2011 to May 2016. He served as Co-Founder and President of RLJ Development, LLC (RLJ Lodging’s predecessor company) from 2000 to May 2011. He served as VP, Gaming Acquisitions, of Hilton Hotels Corporation from 1997 to 1998 and later as VP, Development and Finance, from 1999 to 2000. He also served in various management positions with Host Marriott Services, including VP, Business Development, from 1994 to 1996.

35

Gilbert F. Casellas (date of birth: 8/2/1952) served as the Chairman of OMNITRU (a consulting and investment firm) from 2011 to 2017. He was the VP, Corporate Responsibility, of Dell Inc. (a global computer manufacturer) from 2007 to 2010. He served as a Member of Mintz Levin Cohn Ferris Glovsky & Popeo, PC from June 2005 to October 2007. He served as President of Casellas & Associates, LLC (a consulting firm) from 2001 to 2005. During 2001, he served as President and CEO of Q-linx, Inc. and served as the President and COO of The Swarthmore Group, Inc. from January 1999 to December 2000. Mr. Casellas served as Chairman, U.S. EEOC from 1994 to 1998 and General Counsel, U.S. Department of the Air Force, from 1993 to 1994.
Robert M. Falzon (date of birth: 4/11/1959) was elected Director of Prudential Financial in August 2019 and has served as Vice Chair of Prudential Financial and Prudential Insurance since December 2018. Previously, he served as Executive Vice President and Chief Financial Officer of Prudential Financial and Prudential Insurance from March 2013 to November 2018. Mr. Falzon has been with Prudential since 1983, serving in various positions. He served as Senior Vice President and Treasurer of Prudential Financial and Prudential Insurance from 2010 to 2013. Previously he had been a managing director at PREI, Head of PREI’s Global Merchant Banking Group and Chief Executive Officer of its European business; a managing director at Prudential Securities; and regional vice president at Prudential Capital Group (now known as PGIM Private Capital.
Martina Hund-Mejean (date of birth: 5/29/1960) served as the CFO and a member of the Management Committee at MasterCard Worldwide (a technology company in the global payments industry) from 2007 to 2019. Ms. Hund-Mejean served as Senior Vice President (SVP) and Corporate Treasurer at Tyco International Ltd. from 2003 to 2007; SVP and Treasurer at Lucent Technologies from 2000 to 2002; and held management positions at General Motors Company from 1988 to 2000. Ms. Hund-Mejean began her career as a credit analyst at Dow Chemical in Frankfurt, Germany.
Wendy E. Jones (date of birth: 11/18/1965) served as SVP, Global Operations at eBay, Inc. (a multi-national e-commerce corporation) from October 2016 to December 2020, and was responsible for eBay’s customer service, risk, trust, payment operations and workplace resources functions around the world. During that time, Ms. Jones also served as Chair of eBay’s Operating Committee, which manages the firm’s intersection of product and business teams and oversees the development and execution of the company’s annual business roadmap. Prior to that time, she served in various other leadership positions and focused much of her career on eBay’s global presence, including launching eBay in markets such as Brazil, Russia and Mexico and spearheading eBay’s cross-border trade efforts. Prior to joining eBay, Ms. Jones worked at State Street Bank, Land Rover NA, and for iSKY, Inc., in various leadership roles.
Karl J. Krapek (date of birth: 12/5/1948) served as the President and COO of United Technologies Corporation (UTC) from 1999 until his retirement in January 2002. Prior to that time, Mr. Krapek held other management positions at UTC, which he joined in 1982. Mr. Krapek is also the co-founder of The Keystone Companies, which was founded in 2002 and develops residential and commercial real estate.
Peter R. Lighte (date of birth: 1/14/1949) served as the Vice Chairman, J.P. Morgan Corporate Bank, China (a global financial services company), from 2010 to 2014, and the founding Chairman of J.P. Morgan Chase Bank China, from 2007 to 2010. Prior to that, he headed the Company’s International Client Coverage for Treasury and Securities Services in J.P. Morgan’s European Global Operating Services Division and was instrumental in re-establishing its corporate bank in London. Mr. Lighte previously served as the President of Chase Trust Bank in Tokyo from 2000 to 2002. He was also the founding representative in Beijing of Manufacturers Hanover Trust Company. Mr. Lighte has also taught at several academic institutions, including Middlebury College and the University of Santa Clara.
Charles F. Lowrey (date of birth: 1/20/1958) was elected Chairman of Prudential Financial in April 2019 and Chief Executive Officer, President and Director of Prudential Financial and Prudential Insurance in December 2018. Previously, he served as Executive Vice President and Chief Operating Officer, International Businesses, of Prudential Financial and Prudential Insurance from March 2014 to November 2018. He served as Executive Vice President and Chief Operating Officer, U.S. Businesses, of Prudential Financial and Prudential Insurance from February 2011 to March 2014. He also served as Chief Executive Officer and President of Prudential Investment Management, Inc. from January 2008 to February 2011.and as Chief Executive Officer of Prudential Real Estate Investors (“PREI”) (now known as PGIM Real Estate), our real estate investment management and advisory business from February 2002 to January 2008. He joined the Company in March 2001, after serving as a managing director and Head of the Americas for J.P. Morgan’s Real Estate and Lodging Investment Banking group, where he began his investment banking career in 1988. He also spent four years as a managing partner of an architecture and development firm he founded in New York City.
George Paz (date of birth: 8/27/1955) was Non-Executive Chairman of Express Scripts Holding Company (Express Scripts), a prescription benefit management company, from May 2016 to December 2018 and served as the Chairman and CEO of Express Scripts from May 2006 to May 2016 after being appointed CEO in April 2005. Mr. Paz also served as the President of Express Scripts

The MEDLEY Program 36

from October 2003 to February 2014 and as a director from January 2004 to December 2018. He joined Express Scripts in 1998 as SVP and CFO. Prior to joining Express Scripts, Mr. Paz was a partner at Coopers & Lybrand from 1988 to 1993 and 1996 to 1998 and served as Executive Vice President and CFO for Life Partners Group from 1993 to 1995.
Sandra Pianalto (date of birth: 8/4/1954) served as the President and CEO of the Federal Reserve Bank of Cleveland (the Cleveland Fed) from February 2003 until her retirement in May 2014. She was the First Vice President and COO of the Cleveland Fed from 1993 to 2003 and served as its VP and Secretary to the Board of Directors from 1988 to 1993. Ms. Pianalto also served in various supervisory roles at the Cleveland Fed from 1983 to 1988. Prior to joining the Cleveland Fed, Ms. Pianalto was an economist at the Board of Governors of the Federal Reserve System and served on the staff of the Budget Committee of the US House of Representatives.
Christine A. Poon (date of birth: 6/23/1952) has served as Executive in Residence at the Max M. Fisher College of Business at The Ohio State University since September 2015 and served as Professor of Management and Human Resources at The Max M. Fisher College of Business from October 2014 to September 2015. Ms. Poon previously served as Dean and John W. Berry, Sr. Chair in Business at The Max M. Fisher College of Business at The Ohio State University from April 2009 until October 2014. She served as Vice Chairman and a member of the Board of Directors of Johnson & Johnson from 2005 until her retirement in March 2009. Ms. Poon joined Johnson & Johnson in 2000 as Company Group Chair in the Pharmaceuticals Group. She became a Member of Johnson & Johnson’s Executive Committee and Worldwide Chair, Pharmaceuticals Group, in 2001, and served as Worldwide Chair, Medicines and Nutritionals, from 2003 to 2005. Prior to joining Johnson & Johnson, she served in various management positions at Bristol-Myers Squibb for 15 years
Douglas A. Scovanner (date of birth: 11/3/1955) has been the Founder and Managing Member of Comprehensive Financial Strategies, LLC, a management consulting firm, since October 2013. Previously, he served as the Chief Financial Officer (1994 to 2012) and Executive Vice President (2000 to 2012) of the Target Corporation (a North American retailer). Prior to joining the Target Corporation, Mr. Scovanner held various management positions at The Fleming Companies, Inc., Coca-Cola Enterprises, Inc., The Coca-Cola Company and the Ford Motor Company from 1979 to 1994.
Michael A. Todman (date of birth: 9/10/1957) served as Vice Chairman of the Whirlpool Corporation (Whirlpool), a global manufacturer of home appliances, from November 2014 to December 2015. Mr. Todman previously served as President of Whirlpool International from 2006 to 2007 and 2010 to 2014, as well as President, Whirlpool North America, from 2007 to 2010. Mr. Todman held several senior positions including Executive Vice President and President of Whirlpool Europe from 2001 to 2005 and Executive Vice President, Whirlpool North America, in 2001.

37

SALE OF GROUP VARIABLE ANNUITY CONTRACTS
INFORMATION ABOUT CONTRACT SALES
Prudential offers each MEDLEY group variable annuity contract described in the Prospectus (each, a Contract and collectively, the Contracts) on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.
The table below sets forth, for the three most recent fiscal years for each of the VCA Accounts, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.
Sales Charges Received and Amounts Credited
	2021	2020	2019
VCA 10
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$104,677	$84,481	$88,468
VCA 11
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$11,270	$12,543	$11,298
VCA 24
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$552,947	$467,196	$479,253

The MEDLEY Program 38

FINANCIAL STATEMENTS
FINANCIAL STATEMENTS OF THE VCA ACCOUNTS AND FINANCIAL STATEMENTS FOR THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
The financial statements and the financial highlights for VCA 10 as of December 31, 2021 and for each of the fiscal years or periods presented therein have been incorporated into this SAI by reference to the MEDLEY annual report for 2021 (File Nos. 811-03421 and 811-03422, respectively). Such financial statements have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm whose report thereon is included in the annual report, for the fiscal period ended December 31, 2021. PricewaterhouseCoopers LLP’s principal business address is 300 Madison Ave, New York, NY 10017. You may obtain a copy of the MEDLEY annual report at no charge by request to the VCA Accounts by calling 1-877-778-2100, or by writing to Prudential, c/o Prudential Retirement, 30 Scranton Office Park, Scranton, Pennsylvania 18507-1789.
Financial statement for Prudential as well as for VCA 11 and VCA 24 are included on the following pages.

39

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FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11
STATEMENT OF NET ASSETS
December 31, 2021

ASSETS
Investment in PSF PGIM Government Money Market Portfolio (Class I), at fair value	$16,522,133
Receivable from (Payable to) The Prudential Insurance Company of America	1
Net Assets	$16,522,134

NET ASSETS, representing:
Accumulation units	$16,522,134
$16,522,134

Units outstanding	5,055,573

Portfolio shares held	1,652,213
Portfolio net asset value per share	$10.00
Investment in portfolio shares, at cost	$16,522,133

STATEMENT OF OPERATIONS
For the year ended December 31, 2021

INVESTMENT INCOME
Dividend income	$7,658
Other income	7,488
TOTAL INCOME	15,146

EXPENSES
Charges to contractholders for administration	119,366
Reimbursement for excess expenses	(17,401)
NET EXPENSES	101,965
NET INVESTMENT INCOME (LOSS)	(86,819)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Capital gains distributions received	—
Net realized gain (loss) on shares redeemed	—
Net change in unrealized appreciation (depreciation) on investments	—

NET GAIN (LOSS) ON INVESTMENTS	—

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(86,819)

The accompanying notes are an integral part of these financial statements.
A1

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 2021 and 2020

	December 31,
	2021	2020

OPERATIONS
Net investment income (loss)	$(86,819)	$(57,040)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	—	—
Net change in unrealized appreciation (depreciation) on investments	—	—
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(86,819)	(57,040)

CONTRACTHOLDER TRANSACTIONS
Contractholder net payments	256,583	1,962,387
Participant loans	(1,676)	(1,101)
Participant loans repayments and interest	12,452	10,750
Surrenders, withdrawals and death benefits	(2,017,177)	(2,299,733)
Net transfers	(273,942)	500,567
Other charges	(11,134)	(12,086)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACTHOLDER TRANSACTIONS	(2,034,894)	160,784

TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,121,713)	103,744

NET ASSETS
Beginning of period	18,643,847	18,540,103
End of period	$16,522,134	$18,643,847

Beginning units	5,677,872	5,637,082
Units issued	262,538	1,132,447
Units redeemed	(884,837)	(1,091,657)
Ending units	5,055,573	5,677,872

The accompanying notes are an integral part of these financial statements.
A2

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11
December 31, 2021

Note 1:    General

The Prudential Variable Contract Account-11 (“VCA-11” or the “Account”) was established under the laws of the State of New Jersey on March 1, 1982 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Effective April 28, 2017, the Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a unit investment trust. Until April 28, 2017, the Account was registered with the SEC under the 1940 Act as an open-end, diversified management investment company.

Pursuant to a vote of the contractholders of the Account held on January 27, 2017, after the close of business on April 28, 2017, the Account was reorganized and changed its registration under the 1940 Act from a management investment company to a unit investment trust. As part of the reorganization, all of the investment-related assets and liabilities of the Account (other than insurance obligations) were transferred in-kind to the PSF PGIM Government Money Market Portfolio (Class I) (formerly Prudential Government Money Market Portfolio (Class I)) of The Prudential Series Fund (the “Portfolio”).

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of group variable annuity contracts (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is used in connection with contracts designed for use by employers (individually, a “contractholder” and collectively, the “contractholders”) in making retirement arrangements on behalf of their employees (individually, a “participant” and collectively, the “participants”). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense and the mortality risks under the contracts. The Account is a funding vehicle for the contracts.

There were no mergers during the period ended December 31, 2021.

The Portfolio is a series of The Prudential Series Fund, an open-end management investment company, and is a diversified portfolio for purposes of the 1940 Act. The Portfolio is managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. The subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the Portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio. Additional information on the Portfolio is available upon request to PGIM Investments.

COVID-19 - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the portfolio in which the subaccount invests. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolio.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolio. Subsequent events have been evaluated through the date these financial
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Note 2:    Significant Accounting Policies (continued)
statements were issued, and adjustment or disclosure is required in the financial statements. See Note 11 for more information.

Investments - The investment in shares of the Portfolio is stated at the reported net asset value per share of the Portfolio, which is based on the fair value of the underlying securities in the Portfolio. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolio and are recorded on the ex-distribution date.

Note 3:     Fair Value Measurements

Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2021, management determined that the fair value inputs for the Account’s investment, which is an open-end mutual fund registered with the SEC, were considered Level 2.

Note 4:    Taxes

Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolio for the period ended December 31, 2021 were as follows:

	Purchases	Sales
PSF PGIM Government Money Market Portfolio (Class I)	$597,065	$2,733,926

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Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the Portfolio in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund, on behalf of the Portfolio, has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to the Portfolio. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC (formerly QMA LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund, on behalf of the Portfolio, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the shares of the Portfolio. No distribution or service (12b-1) fees are paid to PIMS as distributor of the shares of the Portfolio.

Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of the Portfolio.

Certain charges and fees of the Portfolio may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See the Portfolio financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the Portfolio in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

The contracts have unique combinations of features and fees that are charged against the assets in the subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only contract designs within the Account that had contractholder units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential's position in the Account. The summary may not reflect the minimum and maximum contract charges as contractholders may not have selected all available and applicable contract options offered by Prudential.

	At the period ended					For the period ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM Government Money Market Portfolio (Class I) (available April 28, 2017)
December 31, 2021	5,056	$3.22	to	$3.65	$16,522	0.09%	0.10%	to	0.65%	-0.56%	to	-0.01%
December 31, 2020	5,678	$3.24	to	$3.65	$18,644	0.29%	0.10%	to	0.65%	-0.35%	to	0.20%
December 31, 2019	5,637	$3.25	to	$3.64	$18,540	1.90%	0.10%	to	0.65%	1.26%	to	1.82%
December 31, 2018	6,038	$3.21	to	$3.58	$19,598	1.52%	0.10%	to	0.65%	0.87%	to	1.43%
December 31, 2017	6,204	$3.18	to	$3.53	$19,980	0.46%	0.10%	to	0.65%	0.03%	to	0.40%

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Note 7:    Financial Highlights (continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Portfolio, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Portfolio in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting of administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the Portfolio are excluded. Expense ratio is net of expense reimbursements. In the absence of expense reimbursements, the expense ratio would be higher.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the Portfolio, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated from the effective date of the subaccount through the end of the reporting period. Total return may reflect expense reimbursements. In the absence of expense reimbursements, the total return would be lower.

Note 8:    Charges and Expenses

The following represents the various charges and expenses of the Account which are paid to Prudential.

Administrative Charge - The administrative charge is applied daily against the net assets of the subaccount at an effective annual rate of 0.20% to 0.75%. This charge is assessed through a reduction in unit values.

Expense Reimbursement - Expenses, including management fee charged by PGIM Investments, are incurred by the Portfolio, and therefore indirectly borne by the subaccount. Pursuant to an agreement, the subaccount of the Account is reimbursed by Prudential for expenses incurred through its investment in the Portfolio when such expenses exceed 0.25% of the average annual net assets of the Portfolio. As of December 31, 2021, the expense reimbursement was 0.10%.

Annual Account Charge - An annual account charge is deducted from the account of each participant, if applicable, at the time of withdrawal of the value of all of the participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a participant’s account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the participant’s account in VCA-11. If the participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the participant’s VCA-10(1) account. If the participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the participant’s accounts in VCA-24(2). The annual account charge will not exceed $30 and is paid to Prudential.

(1) VCA-10 is a registered separate account offering the Medley product.
(2) VCA-24 is a unit investment trust offering the Medley product.

Please see the prospectus for further information.

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Note 8:    Charges and Expenses (continued)

Participant Loan Charges - Prudential charges a loan application fee of up to $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contractholder's interest allocated to the variable account before the annuitization date.

Contractholder net payments represent contractholder contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contractholders.

Participant loans represent amounts borrowed by contractholders using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contractholders to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contractholders and beneficiaries made under the terms of the contract, including amounts that contractholders have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contractholder transactions, which are funded by the general account in order to maintain appropriate contractholder account balances.

Net transfers are amounts related to permitted transfers to and from the fixed account.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Receivable from (Payable to) The Prudential Insurance Company of America represents the amount Prudential may owe to or expect to receive from the Account primarily related to processing contractholder payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statement of Net Assets as either a receivable from or (payable to) Prudential. The receivable/(payable) has no effect on the contractholder’s account or the related unit value.

Note 10:    Reorganization of the Account

As disclosed in Note 1, effective April 28, 2017 the Account was reorganized and changed its registration under the 1940 Act from a management investment company to a unit investment trust. The following are disclosures of the Financial Highlights of the Account for the period prior to reorganization.

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Note 10:    Reorganization of the Account (continued)

Financial Highlights for the period from January 1, 2017 to April 28, 2017

INCOME AND CAPITAL CHANGES PER ACCUMULATION UNIT*
(For an Accumulation Unit outstanding throughout the period presented)

	Period Ended April 28, 2017
	Standard Contract	0.50% Contract	0.45% Contract
Investment Income	$0.0089	$0.0098	$0.0098
Expenses
Investment management fee	(0.0026)	(0.0028)	(0.0028)
Administrative expenses	(0.0077)	(0.0028)	(0.0023)
Net Investment Income (Loss)	(0.0014)	0.0042	0.0047
Capital Changes
Net realized and unrealized gain (loss)
on investment transactions	(0.0005)	(0.0007)	(0.0006)
Net Increase (Decrease) in
Accumulation Unit Value	(0.0019)	0.0035	0.0041
Accumulation Unit Value
Beginning of period	3.1844	3.4980	3.5083
End of period	$3.1825	$3.5015	$3.5124
Total Return**	(0.06)%	0.10%	0.12%
Ratio of Expenses To Average
Net Assets***	1.00%	0.50%	0.45%
Ratio of Net Investment Income (Loss)
To Average Net Assets***	(0.13)%	0.37%	0.42%
Number of Accumulation
Units Outstanding
For Participants at end of period
(000’s omitted)	6,481	398	291

*    Calculated by accumulating the actual per unit amounts daily.

**    Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported. Total returns may reflect adjustments to conform to generally accepted accounting principles.

***    These calculations exclude Prudential’s equity in VCA-11.

The above table does not reflect the annual account charge, which does not affect the Accumulation Unit Value. This charge is made by reducing Participants’ Accumulation Accounts by a number of Units equal in value to the charge.

Note 11:    Subsequent Events

On April 1, 2022, Prudential Financial completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company by ceding of certain insurance policies through reinsurance which includes the Account and contract.

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Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The Prudential Insurance Company of America and
the Contractholders of The Prudential Variable Contract Account-11

Opinion on the Financial Statements

We have audited the accompanying statement of net assets of PSF PGIM Government Money Market Portfolio (Class I) of The Prudential Variable Contract Account-11 as of December 31, 2021, the related statement of operations for the year then ended, and the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of PSF PGIM Government Money Market Portfolio (Class I) of The Prudential Variable Contract Account-11 as of December 31, 2021, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of the subaccount of The Prudential Variable Contract Account-11 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the subaccount of The Prudential Variable Contract Account-11 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investment owned as of December 31, 2021 by correspondence with the transfer agent of the investee mutual fund. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 14, 2022

We have served as the auditor of the subaccount of The Prudential Variable Contract Account-11 since 2017.
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FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF Stock Index Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$171,522,450	$25,722,182	$66,801,560	$49,797,192	$249,653,850
Receivable from (Payable to) The Prudential
Insurance Company of America	(1)	2	1	6	17
Net Assets	$171,522,449	$25,722,184	$66,801,561	$49,797,198	$249,653,867

NET ASSETS, representing:
Accumulation units	$171,522,449	$25,722,184	$66,801,561	$49,797,198	$249,653,867
	$171,522,449	$25,722,184	$66,801,561	$49,797,198	$249,653,867

Units outstanding	7,789,994	3,560,831	5,569,842	5,213,883	9,269,004

Portfolio shares held	1,748,623	1,642,540	1,513,402	1,255,286	2,220,132
Portfolio net asset value per share	$98.09	$15.66	$44.14	$39.67	$112.45
Investment in portfolio shares, at cost	$36,591,902	$17,340,521	$21,994,265	$17,326,414	$38,908,713

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF Stock Index Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—	$—	$—	$—

EXPENSES
Charges to contractholders for administration	1,176,257	188,424	455,872	352,450	1,645,314
NET INVESTMENT INCOME (LOSS)	(1,176,257)	(188,424)	(455,872)	(352,450)	(1,645,314)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,224,025	664,486	2,731,233	2,318,585	15,137,403
Net change in unrealized appreciation (depreciation) on investments	19,197,965	(891,586)	7,491,977	3,810,284	42,272,656
NET GAIN (LOSS) ON INVESTMENTS	30,421,990	(227,100)	10,223,210	6,128,869	57,410,059
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$29,245,733	$(415,524)	$9,767,338	$5,776,419	$55,764,745

The accompanying notes are an integral part of these financial statements.
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FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF NET ASSETS
December 31, 2021

	SUBACCOUNTS
	PSF Global Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)
ASSETS
Investment in the portfolios, at fair value	$37,006,586	$10,289,026
Receivable from (Payable to) The Prudential
Insurance Company of America	11	2
Net Assets	$37,006,597	$10,289,028

NET ASSETS, representing:
Accumulation units	$37,006,597	$10,289,028
	$37,006,597	$10,289,028

Units outstanding	4,128,103	2,685,911

Portfolio shares held	651,295	732,315
Portfolio net asset value per share	$56.82	$14.05
Investment in portfolio shares, at cost	$9,734,625	$8,136,903

STATEMENTS OF OPERATIONS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF Global Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)
	1/1/2021	1/1/2021
	to	to
	12/31/2021	12/31/2021

INVESTMENT INCOME
Dividend income	$—	$—

EXPENSES
Charges to contractholders for administration	266,394	78,751
NET INVESTMENT INCOME (LOSS)	(266,394)	(78,751)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	2,211,268	171,983
Net change in unrealized appreciation (depreciation) on investments	3,804,487	(527,932)
NET GAIN (LOSS) ON INVESTMENTS	6,015,755	(355,949)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$5,749,361	$(434,700)

The accompanying notes are an integral part of these financial statements.
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FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF Stock Index Portfolio (Class I)
	1/1/2021	1/1/2021	1/1/2021	1/1/2021	1/1/2021
	to	to	to	to	to
	12/31/2021	12/31/2021	12/31/2021	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(1,176,257)	$(188,424)	$(455,872)	$(352,450)	$(1,645,314)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	11,224,025	664,486	2,731,233	2,318,585	15,137,403
Net change in unrealized appreciation (depreciation) on investments	19,197,965	(891,586)	7,491,977	3,810,284	42,272,656

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	29,245,733	(415,524)	9,767,338	5,776,419	55,764,745

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	146,145	584,291	391,476	371,502	556,415
Participant loans	(89,528)	(7,157)	(13,241)	(19,582)	(121,707)
Participant loan repayments and interest	55,704	12,513	35,084	26,359	93,434
Surrenders, withdrawals and death benefits	(12,688,178)	(2,223,481)	(4,473,899)	(3,517,213)	(16,059,873)
Net transfers between other subaccounts
or fixed rate option	(1,015,983)	(304,491)	63,858	(289,912)	(2,422,865)
Other charges	(26,226)	(3,967)	(7,917)	(6,340)	(19,195)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(13,618,066)	(1,942,292)	(4,004,639)	(3,435,186)	(17,973,791)

TOTAL INCREASE (DECREASE) IN NET ASSETS	15,627,667	(2,357,816)	5,762,699	2,341,233	37,790,954

NET ASSETS
Beginning of period	155,894,782	28,080,000	61,038,862	47,455,965	211,862,913
End of period	$171,522,449	$25,722,184	$66,801,561	$49,797,198	$249,653,867

Beginning units	8,462,440	3,829,728	5,931,584	5,592,534	10,020,355
Units issued	81,205	162,253	118,193	119,122	161,473
Units redeemed	(753,651)	(431,150)	(479,935)	(497,773)	(912,824)
Ending units	7,789,994	3,560,831	5,569,842	5,213,883	9,269,004
The accompanying notes are an integral part of these financial statements.
A3

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2021

	SUBACCOUNTS
	PSF Global Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)
	1/1/2021	1/1/2021
	to	to
	12/31/2021	12/31/2021

OPERATIONS
Net investment income (loss)	$(266,394)	$(78,751)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	2,211,268	171,983
Net change in unrealized appreciation (depreciation) on investments	3,804,487	(527,932)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	5,749,361	(434,700)

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	592,985	105,646
Participant loans	(33,620)	—
Participant loan repayments and interest	26,578	9,586
Surrenders, withdrawals and death benefits	(3,449,407)	(628,614)
Net transfers between other subaccounts
or fixed rate option	(144,110)	(233,596)
Other charges	(3,798)	(1,301)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(3,011,372)	(748,279)

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,737,989	(1,182,979)

NET ASSETS
Beginning of period	34,268,608	11,472,007
End of period	$37,006,597	$10,289,028

Beginning units	4,486,901	2,878,542
Units issued	143,773	45,915
Units redeemed	(502,571)	(238,546)
Ending units	4,128,103	2,685,911

The accompanying notes are an integral part of these financial statements.
A4

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF PGIM Jennison Blend Portfolio (Class I)	PSF PGIM Total Return Bond Portfolio (Class I)	PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM 50/50 Balanced Portfolio (Class I)	PSF Stock Index Portfolio (Class I)
	1/1/2020	1/1/2020	1/1/2020	1/1/2020	1/1/2020
	to	to	to	to	to
	12/31/2020	12/31/2020	12/31/2020	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(980,069)	$(198,560)	$(423,361)	$(335,556)	$(1,370,407)
Capital gains distributions received	—	—	—	—	—
Net realized gain (loss) on shares redeemed	12,732,790	566,278	4,059,431	2,864,379	16,337,709
Net change in unrealized appreciation (depreciation) on investments	23,579,068	1,712,021	1,223,122	2,086,416	15,668,248

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	35,331,789	2,079,739	4,859,192	4,615,239	30,635,550

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	505,941	399,107	352,174	71,786	1,219,061
Participant loans	(54,414)	(3,685)	(18,710)	(3,772)	(69,762)
Participant loan repayments and interest	57,352	19,406	37,560	29,535	145,768
Surrenders, withdrawals and death benefits	(15,721,592)	(2,493,098)	(6,399,465)	(4,252,805)	(19,003,783)
Net transfers between other subaccounts
or fixed rate option	(2,529,195)	348,358	(1,215,714)	(768,726)	(5,117,017)
Other charges	(26,609)	(3,954)	(7,573)	(6,720)	(18,748)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(17,768,517)	(1,733,866)	(7,251,728)	(4,930,702)	(22,844,481)

TOTAL INCREASE (DECREASE) IN NET ASSETS	17,563,272	345,873	(2,392,536)	(315,463)	7,791,069

NET ASSETS
Beginning of period	138,331,510	27,734,127	63,431,398	47,771,428	204,071,844
End of period	$155,894,782	$28,080,000	$61,038,862	$47,455,965	$211,862,913

Beginning units	9,623,534	4,072,624	6,709,182	6,229,898	11,319,423
Units issued	97,033	216,572	83,211	110,403	202,560
Units redeemed	(1,258,127)	(459,468)	(860,809)	(747,767)	(1,501,628)
Ending units	8,462,440	3,829,728	5,931,584	5,592,534	10,020,355
The accompanying notes are an integral part of these financial statements.
A5

FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24

STATEMENTS OF CHANGES IN NET ASSETS
For the period ended December 31, 2020

	SUBACCOUNTS
	PSF Global Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)
	1/1/2020	1/1/2020
	to	to
	12/31/2020	12/31/2020

OPERATIONS
Net investment income (loss)	$(224,056)	$(87,344)
Capital gains distributions received	—	—
Net realized gain (loss) on shares redeemed	1,883,958	189,082
Net change in unrealized appreciation (depreciation) on investments	2,654,666	628,379

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	4,314,568	730,117

CONTRACTHOLDER TRANSACTIONS
Contractholders net payments	525,176	198,622
Participant loans	(31,176)	(2,267)
Participant loan repayments and interest	30,763	11,225
Surrenders, withdrawals and death benefits	(2,975,760)	(1,237,672)
Net transfers between other subaccounts
or fixed rate option	(656,226)	245,175
Other charges	(3,717)	(1,323)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM CONTRACTHOLDER
TRANSACTIONS	(3,110,940)	(786,240)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,203,628	(56,123)

NET ASSETS
Beginning of period	33,064,980	11,528,130
End of period	$34,268,608	$11,472,007

Beginning units	4,978,103	3,077,494
Units issued	193,252	189,087
Units redeemed	(684,454)	(388,039)
Ending units	4,486,901	2,878,542

The accompanying notes are an integral part of these financial statements.
A6

NOTES TO FINANCIAL STATEMENTS OF
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-24
December 31, 2021

Note 1:    General
The Prudential Variable Contract Account-24 (“VCA-24” or the “Account”) was established under the laws of the State of New Jersey on April 29, 1987 as a separate investment account of The Prudential Insurance Company of America (“Prudential”), which is a wholly-owned subsidiary of Prudential Financial, Inc. (“Prudential Financial”). Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Prudential. Proceeds from purchases of group variable annuity contracts (individually, a “contract” or “product” and collectively, the “contracts” or “products”) are invested in the Account. The portion of the Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business Prudential may conduct.

The Account is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account is used in connection with contracts designed for use by employers (individually, a “contractholder” and collectively, the “contractholders”) in making retirement arrangements on behalf of their employees (individually, a “participant” and collectively, the “participants”). Although variable annuity payments differ according to the investment performance of the Account, they are not affected by mortality or expense experience because Prudential assumes the expense and the mortality risks under the contracts. The Account is a funding vehicle for the contracts.

The contracts offer the option to invest in various subaccounts listed below, each of which invests only in a corresponding portfolio of The Prudential Series Fund (collectively, the "Portfolios"). Investment options vary by contract.

The corresponding subaccount names are as follows:

PSF PGIM Jennison Blend Portfolio (Class I)	PSF Stock Index Portfolio (Class I) (formerly Prudential
(formerly Prudential Equity Portfolio (Class I)	Stock Index Portfolio)
PSF PGIM Total Return Bond Portfolio (Class I)	PSF Global Portfolio (Class I) (formerly Prudential
(formerly Prudential Diversified Bond Portfolio)	Global Portfolio)
PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)
(formerly Prudential Flexible Managed Portfolio)	(formerly Prudential Government Income Portfolio)
PSF PGIM 50/50 Balanced Portfolio (Class I)
(formerly Prudential Conservative Balanced Portfolio)

There were no mergers during the period ended December 31, 2021.

The Portfolios are diversified portfolios of The Prudential Series Fund, an open-end management investment company. The Portfolios are managed by PGIM Investments LLC (“PGIM Investments”), which is an affiliate of Prudential. Each subaccount of the Account indirectly bears exposure to the market, credit and liquidity risks of the portfolio in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolios. Additional information on these Portfolios is available upon request to PGIM Investments.

COVID-19 - Since the first quarter of 2020, the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While the markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact, the financial performance of the portfolios in which the subaccounts invest. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. Management will continue to monitor developments, and their impact on the fair value of the portfolios.

Note 2:    Significant Accounting Policies

The Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification
A7

Note 2:    Significant Accounting Policies (continued)
Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (“GAAP”). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolios. Subsequent events have been evaluated through the date these financial statements were issued, and adjustment or disclosure is required in the financial statements. See Note 10 for more information.

Investments - The investments in shares of the Portfolios are stated at the reported net asset value per share of the respective Portfolios, which is based on the fair value of the underlying securities in the respective Portfolios. All changes in fair value are recorded as net change in unrealized appreciation (depreciation) on investments in the Statements of Operations of the applicable subaccounts.

Security Transactions - Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold. Realized gains and losses on security transactions are determined based upon the specific identification method.

Dividend Income and Distributions Received - Dividend and capital gain distributions received are reinvested in additional shares of the Portfolios and are recorded on the ex-distribution date.

Note 3:    Fair Value Measurements
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:
Level 1 - Fair value is based on unadjusted quoted prices in active markets for identical assets or liabilities that the Account can access.
Level 2 - Fair value is based on significant inputs, other than Level 1 inputs, that are observable for the investment, either directly or indirectly, for substantially the full term of the investment through corroboration with observable market data. Level 2 inputs include the reported net asset value per share of the underlying portfolio, quoted market prices in active markets for similar investments, quoted market prices in markets that are not active for identical or similar investments, and other market observable inputs.
Level 3 - Fair value is based on at least one significant unobservable input for the investment, which may require significant judgment or estimation in determining the fair value.
As of December 31, 2021, management determined that the fair value inputs for all of the Account’s investments, which consist solely of investments in open-end mutual funds registered with the SEC, were considered Level 2.

Note 4:    Taxes
Prudential is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.

Note 5:    Purchases and Sales of Investments

The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the Portfolios for the period ended December 31, 2021 were as follows:
A8

Note 5:    Purchases and Sales of Investments (continued)

	Purchases	Sales
PSF PGIM Jennison Blend Portfolio (Class I)	$1,061,161	$15,855,484
PSF PGIM Total Return Bond Portfolio (Class I)	980,705	3,111,421
PSF PGIM Flexible Managed Portfolio (Class I)	773,994	5,234,505
PSF PGIM 50/50 Balanced Portfolio (Class I)	600,291	4,387,930
PSF Stock Index Portfolio (Class I)	1,677,664	21,296,778
PSF Global Portfolio (Class I)	773,536	4,051,305
PSF PGIM Government Income Portfolio (Class I)	96,769	923,798
Note 6:    Related Party Transactions

The Account has extensive transactions and relationships with Prudential and other affiliates. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties. Prudential Financial and its affiliates perform various services on behalf of the portfolios of The Prudential Series Fund in which the Account invests and may receive fees for the services performed. These services include, among other things, investment management, subadvisory, shareholder communications, postage, transfer agency and various other record keeping, administrative and customer service functions.

The Prudential Series Fund has entered into a management agreement with PGIM Investments, an indirect, wholly-owned subsidiary of Prudential Financial. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services with respect to each portfolio of The Prudential Series Fund. PGIM Investments has entered into subadvisory agreements with several subadvisers, including PGIM, Inc., PGIM Limited, Jennison Associates LLC, and PGIM Quantitative Solutions LLC (formerly QMA LLC), each of which are indirect, wholly-owned subsidiaries of Prudential Financial.

The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), an indirect, wholly-owned subsidiary of Prudential Financial, which acts as the distributor of the Class I and Class II shares of the portfolios of The Prudential Series Fund. No distribution or service (12b-1) fees are paid to PIMS as distributor of the Class I shares of the portfolios of The Prudential Series Fund, which is the class of shares owned by the Account.

Prudential Mutual Fund Services LLC, an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential Financial, serves as the transfer agent of each portfolio of The Prudential Series Fund.

Certain charges and fees of the portfolios of The Prudential Series Fund may be waived and/or reimbursed by Prudential and its affiliates. Prudential and its affiliates reserve the right to discontinue these waivers/reimbursements at its discretion, subject to the contractual obligations of Prudential and its affiliates.

See The Prudential Series Fund financial statements for further discussion of such expense and waiver/reimbursement arrangements. The Account indirectly bears the expenses of the underlying portfolios of The Prudential Series Fund in which it invests, including the related party expenses disclosed above.

Note 7:    Financial Highlights

The contracts have unique combinations of features and fees that are charged against the assets in each subaccount. Differences in the fee structure result in a variety of unit values, expense ratios and total returns.

In the table below, the units, the net assets, the investment income ratio, and the ranges of lowest to highest unit values, expense ratios, and total returns are presented for the products offered by Prudential and funded through the Account. Only contract designs within the Account that had contractholder units outstanding during the respective periods were considered when determining the ranges, which exclude Prudential's position in the Account. The summary may not reflect the minimum
A9

Note 7:    Financial Highlights (continued)
and maximum contract charges as contractholders may not have selected all available contract options offered by Prudential.

	At the year ended					For the year ended
	Units (000s)	Unit Value Lowest — Highest			Net Assets (000s)	Investment Income Ratio*	Expense Ratio** Lowest — Highest			Total Return*** Lowest — Highest
	PSF PGIM Jennison Blend Portfolio (Class I)
December 31, 2021	7,790	$21.74	to	$26.96	$171,522	0.00%	0.20%	to	0.75%	19.46%	to	20.12%
December 31, 2020	8,462	$18.20	to	$22.44	$155,895	0.00%	0.20%	to	0.75%	28.03%	to	28.74%
December 31, 2019	9,624	$14.21	to	$17.43	$138,332	0.00%	0.20%	to	0.75%	27.93%	to	28.63%
December 31, 2018	10,627	$11.11	to	$13.55	$119,347	0.00%	0.20%	to	0.75%	-5.57%	to	-5.04%
December 31, 2017	11,531	$11.76	to	$14.27	$137,124	0.00%	0.20%	to	0.75%	24.85%	to	25.53%

	PSF PGIM Total Return Bond Portfolio (Class I)
December 31, 2021	3,561	$7.13	to	$8.84	$25,722	0.00%	0.20%	to	0.75%	-1.50%	to	-0.96%
December 31, 2020	3,830	$7.24	to	$8.93	$28,080	0.00%	0.20%	to	0.75%	7.64%	to	8.24%
December 31, 2019	4,073	$6.73	to	$8.25	$27,734	0.00%	0.20%	to	0.75%	10.07%	to	10.68%
December 31, 2018	4,285	$6.11	to	$7.45	$26,516	0.00%	0.20%	to	0.75%	-0.90%	to	-0.35%
December 31, 2017	4,660	$6.17	to	$7.48	$29,083	0.00%	0.20%	to	0.75%	6.21%	to	6.79%

	PSF PGIM Flexible Managed Portfolio (Class I)
December 31, 2021	5,570	$11.84	to	$14.68	$66,802	0.00%	0.20%	to	0.75%	16.49%	to	17.13%
December 31, 2020	5,932	$10.16	to	$12.54	$61,039	0.00%	0.20%	to	0.75%	8.77%	to	9.37%
December 31, 2019	6,709	$9.34	to	$11.46	$63,431	0.00%	0.20%	to	0.75%	18.98%	to	19.63%
December 31, 2018	7,331	$7.85	to	$9.58	$58,235	0.00%	0.20%	to	0.75%	-4.90%	to	-4.38%
December 31, 2017	8,065	$8.26	to	$10.02	$67,332	0.00%	0.20%	to	0.75%	14.11%	to	14.74%

	PSF PGIM 50/50 Balanced Portfolio (Class I)
December 31, 2021	5,214	$9.47	to	$11.75	$49,797	0.00%	0.20%	to	0.75%	12.53%	to	13.15%
December 31, 2020	5,593	$8.42	to	$10.38	$47,456	0.00%	0.20%	to	0.75%	10.60%	to	11.21%
December 31, 2019	6,230	$7.61	to	$9.34	$47,771	0.00%	0.20%	to	0.75%	17.61%	to	18.25%
December 31, 2018	6,678	$6.47	to	$7.90	$43,538	0.00%	0.20%	to	0.75%	-3.20%	to	-2.66%
December 31, 2017	7,257	$6.68	to	$8.11	$48,883	0.00%	0.20%	to	0.75%	11.53%	to	12.14%

	PSF Stock Index Portfolio (Class I)
December 31, 2021	9,269	$26.59	to	$32.98	$249,654	0.00%	0.20%	to	0.75%	27.33%	to	28.02%
December 31, 2020	10,020	$20.88	to	$25.76	$211,863	0.00%	0.20%	to	0.75%	17.19%	to	17.84%
December 31, 2019	11,319	$17.82	to	$21.86	$204,072	0.00%	0.20%	to	0.75%	30.10%	to	30.81%
December 31, 2018	12,170	$13.70	to	$16.71	$168,611	0.00%	0.20%	to	0.75%	-5.33%	to	-4.81%
December 31, 2017	13,553	$14.47	to	$17.55	$198,359	1.59%	0.20%	to	0.75%	20.56%	to	21.22%

	PSF Global Portfolio (Class I)
December 31, 2021	4,128	$8.92	to	$10.98	$37,007	0.00%	0.20%	to	0.75%	17.35%	to	17.99%
December 31, 2020	4,487	$7.60	to	$9.30	$34,269	0.00%	0.20%	to	0.75%	14.97%	to	15.60%
December 31, 2019	4,978	$6.61	to	$8.05	$33,065	0.00%	0.20%	to	0.75%	29.42%	to	30.13%
December 31, 2018	5,370	$5.11	to	$6.18	$27,554	0.00%	0.20%	to	0.75%	-8.01%	to	-7.50%
December 31, 2017	5,750	$5.55	to	$6.69	$32,067	0.00%	0.20%	to	0.75%	23.91%	to	24.59%

	PSF PGIM Government Income Portfolio (Class I)
December 31, 2021	2,686	$3.81	to	$4.69	$10,289	0.00%	0.20%	to	0.75%	-3.89%	to	-3.36%
December 31, 2020	2,879	$3.97	to	$4.86	$11,472	0.00%	0.20%	to	0.75%	6.36%	to	6.95%
December 31, 2019	3,077	$3.73	to	$4.54	$11,528	0.00%	0.20%	to	0.75%	5.82%	to	6.40%
December 31, 2018	3,289	$3.53	to	$4.27	$11,639	0.00%	0.20%	to	0.75%	-0.12%	to	0.43%
December 31, 2017	3,588	$3.53	to	$4.25	$12,713	0.00%	0.20%	to	0.75%	2.17%	to	2.73%

A10

Note 7:    Financial Highlights (continued)

*
These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying Portfolios, net of management fees assessed by the fund manager, divided by the average daily net assets, which are calculated for each underlying fee structure based on availability for investment. These ratios exclude those expenses, such as administrative charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolios in which the subaccount invests.

**
These amounts represent the annualized contract expenses of the Account, consisting of administrative charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contractholder accounts through the redemption of units and expenses of the underlying Portfolios are excluded.

***
These amounts represent the total returns for the periods indicated, including changes in the value of the underlying Portfolios, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Product designs within a subaccount which were offered less than one year are included in the range of total returns for that period, and their respective total returns may not correspond to the total returns of a product offering with a comparable expense ratio that was presented for the full period. Contractholders may experience different total returns based on their investment options. Subaccounts with a date notation indicate the effective date of that subaccount in the Account. Total returns for periods less than one year are not annualized. The total return is calculated for each of the five years in the period ended December 31, 2021 or from the effective date of the subaccount through the end of the reporting period.

Note 8:    Charges and Expenses
The following represents the various charges and expenses of the Account which are paid to Prudential.
A daily charge at an effective annual rate of 0.20% to 0.75% of the net assets of each subaccount is calculated for administrative expenses not provided by the annual account charge. This charge is assessed through a reduction in unit values.
Annual Account Charge - An annual account charge is deducted from the account of each participant, if applicable, at the time of withdrawal of the value of all of the participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a participant’s account under a fixed dollar annuity companion contract or fixed rate option of the non-qualified combination contract. If the participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the participant’s account in VCA-11(1). If the participant has no VCA-11 account or if the amount under that account is too small to pay the charge, the charge will then be made against the participant’s VCA-10(2) account. If the participant has no VCA-10 account, or if it is too small to pay the charge, the charge will then be made against any one or more of the participant’s accounts in VCA-24. The annual account charge will not exceed $30 and is paid to Prudential.
(1) VCA-11 is a unit investment trust offering the Medley product.
(2) VCA-10 is a registered separate account offering the Medley product.
Please see the prospectus for further information.
Participant Loan Charges - Prudential charges a loan application fee of up to $100, which is deducted from the participant account at the time the loan is initiated. Prudential also charges up to $60 per year as a loan maintenance fee for record keeping and other administrative services provided in connection with the loan. This charge is guaranteed not to increase during the term of any loan. The annualized loan maintenance charge will be prorated based on the number of full months that the loan is outstanding and is generally deducted quarterly.

Note 9:    Other

Accumulation units are the basic valuation units used to calculate a contractholder's interest allocated to the variable account before the annuitization date.
A11

Note 9:    Other (continued)

Contractholder net payments represent contractholder contributions, net of applicable deductions, charges, and state premium taxes, including transfers from the general account as a remittance of remediation credits to contractholders.

Participant loans represent amounts borrowed by contractholders using the contract as the security for the loan.

Participant loan repayments and interest represent payments made by contractholders to reduce the total outstanding participant loan principal plus accrued interest.

Surrenders, withdrawals and death benefits are payments to contractholders and beneficiaries made under the terms of the contracts, including amounts that contractholders have requested to be withdrawn or paid to them. In addition, the balance includes timing related adjustments on contractholder transactions, which are funded by the general account in order to maintain appropriate contractholder account balances.
Net transfers between other subaccounts or fixed rate option are amounts that contractholders have directed to be moved among subaccounts, including permitted transfers to and from the guaranteed interest account.

Other charges are contract level charges assessed through the redemption of units as described in Note 8, Charges and Expenses.

Receivable from (Payable to) The Prudential Insurance Company of America represents the amount Prudential may owe to or expect to receive from the Account primarily related to processing contractholder payments, surrenders, withdrawals and death benefits, and/or fees. This amount is reflected in the Account’s Statements of Net Assets as either a receivable from or (payable to) Prudential. The receivable/(payable) has no effect on the contractholder’s account or the related unit value.

Note 10:    Subsequent Events

On April 1, 2022, Prudential Financial completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company by ceding of certain insurance policies through reinsurance which includes the Account and contracts.
A12

Report of Independent Registered Public Accounting Firm

To the Board of Directors of
The Prudential Insurance Company of America and
the Contract Holders of The Prudential Variable Contract Account-24

Opinions on the Financial Statements

We have audited the accompanying statements of net assets of each of the subaccounts of The Prudential Variable Contract Account-24 indicated in the table below as of December 31, 2021, the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the subaccounts of The Prudential Variable Contract Account-24 as of December 31, 2021, the results of each of their operations for the year then ended, and the changes in each of their net assets for each of the two years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

PSF PGIM Jennison Blend Portfolio (Class I)	PSF Stock Index Portfolio (Class I)
PSF PGIM Total Return Bond Portfolio (Class I)	PSF Global Portfolio (Class I)
PSF PGIM Flexible Managed Portfolio (Class I)	PSF PGIM Government Income Portfolio (Class I)
PSF PGIM 50/50 Balanced Portfolio (Class I)

Basis for Opinions

These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of each of the subaccounts of The Prudential Variable Contract Account-24 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the subaccounts of The Prudential Variable Contract Account-24 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2021 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP
New York, New York
April 14, 2022

We have served as the auditor of one or more of the subaccounts of The Prudential Variable Contract Account-24 since 1996.
A13

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2021, 2020 and 2019
and Report of Independent Auditors

STATUTORY FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION	Page(s)

Report of Independent Auditors	125
Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus	3
Statutory Statements of Operations and Changes in Capital and Surplus	4
Statutory Statements of Cash Flows	5
Notes to Statutory Financial Statements	7
Annual Statement Schedule 1 - Selected Financial Data	113
Supplemental Investments Risks Interrogatories Schedule	116
Summary Investment Schedule	122
Supplemental Schedule of Reinsurance Disclosures	124

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2021	December 31, 2020
	(in millions)
ASSETS
Bonds	$97,581	$97,336
Preferred stocks	158	51
Common stocks	13,292	7,556
Mortgage loans on real estate	21,125	21,501
Real estate	415	470
Contract loans	2,943	2,937
Cash and short-term investments	6,540	4,539
Derivatives	3,709	4,896
Other invested assets	9,270	8,016
Total cash and invested assets	155,033	147,302
Premiums due and deferred	3,941	3,561
Accrued investment income	921	926
Current federal income tax recoverable	—	18
Net deferred tax asset	1,949	1,551
Other assets	1,155	1,024
Separate account assets	161,305	156,445
TOTAL ADMITTED ASSETS	$324,304	$310,827

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$100,126	$94,671
Deposit-type contracts	16,341	18,817
Advanced premiums	47	50
Policy dividends	1,313	1,351
Notes payable and other borrowings	65	181
Asset valuation reserve	4,281	3,770
Federal income tax payable	30	—
Interest maintenance reserve	940	1,130
Transfers to (from) separate accounts due or accrued	(402)	(374)
Securities sold under agreement to repurchase	6,907	7,562
Cash collateral held for loaned securities	3,892	3,146
Derivatives	1,730	3,157
Other liabilities	9,107	9,616
Separate account liabilities	160,804	155,979
Total liabilities	305,181	299,056

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	5,716	1,437
Surplus notes	347	346
Special surplus fund	196	239
Unassigned surplus	12,864	9,749
Total capital and surplus	19,123	11,771
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$324,304	$310,827
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2021	2020	2019
	(in millions)
REVENUES
Premiums and annuity considerations	$33,250	$25,167	$29,753
Net investment income	5,263	4,926	5,237
Other income (loss)	1,604	1,335	999
Total Revenues	40,117	31,428	35,989

BENEFITS AND EXPENSES
Death benefits	5,561	4,878	4,572
Annuity benefits	13,462	13,289	12,233
Disability benefits	1,189	1,098	1,056
Other benefits	19	21	19
Surrender benefits and fund withdrawals	14,009	9,554	14,423
Net increase (decrease) in reserves	4,699	4,103	5,133
Commissions	1,193	1,300	1,255
Net transfer to (from) separate accounts	(1,867)	(5,794)	(4,571)
Other expenses (benefits)	280	1,092	1,754
Total Benefits and Expenses	38,545	29,541	35,874

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	1,572	1,887	115
Dividends to policyholders	17	(111)	(125)

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	1,555	1,998	240
Income tax expense (benefit)	591	30	270

INCOME (LOSS) FROM OPERATIONS	964	1,968	(30)
Net realized capital gains (losses)	2	(205)	(139)

NET INCOME (LOSS)	$966	$1,763	$(169)

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$11,771	$11,483	$10,695
Net income (loss)	966	1,763	(169)
Change in common capital stock and gross paid in and contributed surplus	4,279	—	515
Change in net unrealized capital gains (losses)	2,464	(386)	1,330
Change in nonadmitted assets	(376)	(34)	137
Change in asset valuation reserve	(512)	(565)	(656)
Change in net deferred income tax	297	(330)	398
Change in surplus notes	—	—	(499)
Cumulative effect of changes in accounting principles	23	—	—
Change in reserve on account of change in valuation basis	—	72	185
Dividends to stockholders	(1,100)	(500)	(600)
Net change in separate accounts surplus	(117)	37	467
Amortization related to employee retirement plans and other pension adjustments	1,141	250	(180)
Other changes, net	287	(19)	(140)
Net change in capital and surplus	7,352	288	788
CAPITAL AND SURPLUS, END OF PERIOD	$19,123	$11,771	$11,483

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2021	2020	2019
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$27,361	$24,352	$26,189
Net investment income	5,155	4,820	5,160
Other income	1,485	1,530	1,601
Separate account transfers	7,216	6,623	7,644
Benefits and claims	(33,770)	(28,585)	(31,918)
Policyholders’ dividends	(55)	(59)	(62)
Federal income taxes	(560)	(242)	(179)
Other operating expenses	(748)	(1,996)	(1,984)

Net cash from (used in) operating activities	6,084	6,443	6,451

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	25,603	14,852	14,140
Stocks	864	209	470
Mortgage loans on real estate	5,682	2,420	3,023
Real estate	32	186	—
Other invested assets	992	314	647
Miscellaneous proceeds	156	685	552
Payments for investments acquired
Bonds	(26,251)	(21,052)	(19,367)
Stocks	(1,399)	(1,581)	(350)
Mortgage loans on real estate	(5,296)	(2,367)	(5,270)
Real estate	(50)	(201)	(43)
Other invested assets	(1,314)	(918)	(1,259)
Miscellaneous applications	(318)	(150)	(351)

Net cash from (used in) investing activities	(1,299)	(7,603)	(7,808)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(124)	(21)	(49)
Proceeds from (payments of) surplus paid in	845	—	—
Dividends to stockholders	(1,100)	(500)	(600)
Net deposits on deposit-type contract funds	(2,878)	1,622	(526)
Other financing activities	473	(1,229)	4,615

Net cash from (used in) financing activities	(2,784)	(128)	3,440

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	2,001	(1,288)	2,083
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	4,539	5,827	3,744
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$6,540	$4,539	$5,827

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

The Statutory Statement of Cash Flows excludes the following non-cash transactions:

	Years Ended
	December 31,
	2021	2020	2019
	(in millions)
In-kind assets receipt related to pension risk transfer transactions	$5,377	$701	$3,135
Contribution of assets from parent to a subsidiary	3,420	—	—
Transfer of bonds to a subsidiary	114	—	—
Transfer of other invested asset to a subsidiary	99	—	—
Amortization of deferred gains related to reinsurance transactions with affiliates	73	80	92
Asset transfer from other invested asset to preferred stocks	63	—	—
Contribution of tax credits from parent	15	—	15
Capitalized deferred interest on mortgage loans	11	11	4
Dividend settlement with a subsidiary related to a tax payment agreement	9	8	30
Donation of equity securities to a related charitable organization	8	30	—
Contribution of tax credits to a subsidiary	6	—	6
Structure change of an other invested asset with underlying mortgage loans	—	90	—
Mortgage loan modification and transfer to other invested assets	—	81	—
Asset transfer from other invested assets to mortgage loans	—	81	—
Mortgage loan modification	—	58	—
Asset transfer from real estate to other invested assets	—	52	—
Asset transfer from bonds to other invested assets	—	32	—
Mortgage loan modification and transfer to bonds	—	16	—
Transfer of deferred taxes from subsidiaries	—	5	—
Asset transfer from mortgage loans to other invested assets	—	1	—
Repayment of a surplus note by parent	—	—	500
Asset transfer from common stocks to other invested assets	—	—	256
Transfer of bonds from an affiliate	—	—	23
Transfer of bonds to an affiliate	—	—	20

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance and annuities, group insurance and pension and retirement products and related services and administration. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment.   With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2021 and 2020, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

•In 2004, one of the Company’s insurance subsidiaries, Prudential Retirement and Annuity Company (“PRIAC”), received approval from its domiciliary insurance department, the Connecticut Insurance Department, to record a deferred gain associated with an assumption reinsurance agreements between Connecticut General Life Insurance Company and PRIAC in the interest maintenance reserve (“IMR”) and to amortize the deferred gain in a manner consistent with those relevant annual statement instructions. Had the deferred gains been established as a liability limited to an amortization period of 10 years in accordance

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

with the guidance of SSAP No. 61R, “Life, Deposit-Type and Accident and Health Reinsurance,” and not included in the IMR, it would have created a material distortion in the analysis of the adequacy of statutory reserves conducted annually by PRIAC’s Appointed Actuary. Effective December 31, 2021 the permitted practice was discontinued. See Note 1D, Accounting Policy, for additional information related to accounting for investments in subsidiaries.

• In 2015, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2021 and 2020, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) doesn’t meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2021	2020	2019
				(in millions)
Net Income
New Jersey state basis (Page 4, Net Income)				$966	$1,763	$(169)

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation *	56	4	Other income (loss)	(1,067)	(6)	(876)
Separate Account Valuation *	56	4	Net increase (decrease) in reserves	1,067	6	876

State Permitted Practices that are an increase (decrease) from NAIC SAP:
NAIC SAP				$966	$1,763	$(169)

Surplus
New Jersey state basis (Page 3, Total Capital and Surplus)				$19,123	$11,771	$11,483

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	4	Change in nonadmitted assets	30	34	41

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	4	Change in net unrealized capital gains (losses)	—	(50)	(56)
NAIC SAP				$19,093	$11,787	$11,498

*Presentation of 2020 and 2019 Separate Account Valuation changed from prior year statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	SSAP #	F/S Page	F/S Line #	2021	2020
				(in millions)
Assets
New Jersey state basis (Page 3, Total Assets)				$324,304	$310,827

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Separate account assets	(3,397)	(5,146)
Admit leasehold improvements	19	3	Other assets	30	34

State Permitted Practices that are an increase (decrease) from NAIC SAP:
Deferred gain amortization in insurance subsidiary	61R	3	Common stocks	—	(50)
NAIC SAP				$327,671	$315,989

Liabilities
New Jersey state basis (Page 3, Total Liabilities)				$305,181	$299,056

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	3	Future policy benefits and claims	(2,094)	(1,027)
Separate Account Valuation	56	3	Separate account liabilities	(1,303)	(4,119)

NAIC SAP				$308,578	$304,202

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

Since the first quarter of 2020, the outbreak of the novel coronavirus (“COVID-19”) has resulted in extreme stress and disruption in the global economy and financial markets. While markets have rebounded, the pandemic has adversely impacted, and may continue to adversely impact our results of operations, financial condition and cash flows. Due to the highly uncertain nature of these conditions, it is not possible to estimate the ultimate impacts at this time. The risks may have manifested, and may continue to manifest, in our financial statements in the areas of, among others, i) insurance liabilities and related balances: potential changes to assumptions regarding investment returns, mortality, morbidity and policyholder behavior which are reflected in our insurance liabilities and certain related balances; and ii) investments: increased risk of loss on our investments due to default or deterioration in credit quality or value. We cannot predict what impact the COVID-19 pandemic will ultimately have on our businesses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into twenty categories ranging from highest quality bonds to those in or near default. Bonds rated in the top nineteen categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.
The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss. For loan-backed and structured securities, the cost basis of the bond is written down to the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective yield.

The Company does not hold any bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments.
Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.
The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2021 and 2020.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2021 and 2020.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Redeemable preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. All perpetual and mandatory convertible preferred stocks are recorded at fair regardless of the rating category. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment.

8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity, as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or alternatives permitted by SSAP No. 97 and SSAP No. 48, as applicable.

9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” See Note 8, Derivatives, for additional disclosures.

10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

13)The Company does not have any pharmaceutical rebates receivable.
14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103R”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.” Net realized capital gains (losses) are recorded upon termination of the agreements.
15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral held for loaned securities.” Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.”

16)Contract loans are stated at unpaid principal balances.
17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:
a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
18)Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers in accordance with SSAP No. 56. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”
19)Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract in accordance with SSAP No. 51R. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.
22)AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
23)Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.
24)The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

25)The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurance are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.
26)Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.
27)“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.
28)Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP No. 61R and NAIC statutory instructions.
29)NAIC SAP and NJ SAP differ from GAAP in certain respects, which in some cases may be material. The significant differences between SAP and GAAP are noted below:
•Under SAP, financial statements of entities in which the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company's financial statements.

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the contracts in proportion to gross margins, gross profits or gross premiums, depending on the type of contract.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally established using the net level premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimates as of the date the policy is issued, with provisions for the risk of adverse deviation.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder, in addition to liabilities for certain guarantees under variable annuity contracts.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as policy liabilities and insurance reserves.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

•Under SAP, IMR is established to capture interest-related realized investment gains and losses, net of tax, on the sale of bonds and interest-related other-than-temporary impairment of bonds, and is amortized into income over the remaining years to expected maturity of the assets sold or impaired; under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income.  In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, allowances for credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows Accounting Standards Codification (“ASC”) 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded within “Realized investment gains (losses).”

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a new current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts. Prior to the adoption of CECL in 2020, under GAAP credit losses were recorded when incurred.

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases and expensed in accordance with ASC 842 “Leases.”

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

In March 2020, in response to the COVID-19 pandemic, Congress enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”). One provision of the CARES Act amends the U.S. Tax Cuts and Jobs Act of 2017 (“Tax Act of 2017”) and allows companies with net operating losses (“NOLs”) originating in 2018, 2019 or 2020 to carry back those losses for up to five years. See “Income Taxes” in Note 9 to the Consolidated Financial Statements for more information.

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles, excluding tax and other related impacts, is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.
In January 2021, the NAIC extended the expiration dates of INT 20-03 and INT 20-07. INT 20-03 provided relief for mortgage loan restructurings that meet certain criteria and are due to COVID-19 to not be assessed as a troubled debt restructuring (“TDR”). INT 20-07 provided relief for debt security restructurings that meet certain criteria and are due to COVID-19 to not be classified as minor modifications. This Company elected to apply this relief pursuant to these INTs in 2021.

During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly-issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

contracts. No changes were made to reserves for any in force contracts, and the impact to the Company's total reserves as of year-end is estimated to be an approximately $30 million reserve decrease. This change does not impact results reported in any prior year.

In July 2020, the NAIC revised SSAP No. 86 to clarify that the reporting of derivatives with financing premiums should exclude financing components. The revisions require the present value of the derivative premium receivable (and/or payable) to be separately reported, and it proposes these additional data elements be factored into the counterparty risk assessment for RBC calculations. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In July 2020, the NAIC revised SSAP No. 26R to clarify that the accounting and reporting of investment income and capital gain/loss, due to the early liquidation either through a called bond or a bond tender offer, shall be similarly applied. The Company has adopted the revised guidance that did not have a material effect on its financial statements.
In May 2020, the NAIC modified SSAP No. 41, “Surplus Notes”. The modifications require enhanced disclosures on surplus note arrangements including the original issue amount, fair value received, lifetime and current interest approved, and principal recognized, extent of linkages and netting with other instruments or parties, any related parties, and the use of proceeds to purchase assets. The Company has adopted the enhanced surplus notes disclosures that are effective for annual periods ending December 31, 2020, and it did not have a material effect on the financial statements.
In 2020, the NAIC revised SSAP No. 2R, “Cash, Cash Equivalents, Drafts and Short-Term Investments”, and SSAP No. 103R. The revisions incorporate concepts that will restrict the classification of rolling related party or affiliated investments as cash equivalents or short-term investments. The investment schedule will identify investments (or substantially similar investments) that remain on the short-term and cash equivalent schedules for more than one consecutive year. The Company has adopted the revised guidance and enhanced the investment disclosures for annual period ending December 31, 2020, and it did not have a material effect on the financial statements.

In April 2020, the NAIC adopted the overall guidance in FASB ASU 2020-04 – Reference Rate Reform (Topic 848) which provides an optional expedient, allowing for the continuation of certain contracts that are modified in response to reference rate reform. Additionally, it provides waivers from derecognizing hedging transactions, and exceptions for assessing hedge effectiveness as a result of transitioning away from certain interbank offering rates. The Company has elected to prospectively apply this guidance that did not have a material effect on the financial statements.

In March 2020, the NAIC adopted revisions to SSAP No. 97 clarifying that a more-than-one holding company structure is permitted to be looked-through, so as long as each holding company within the structure complies with the requirements in SSAP No. 97. The Company has adopted the revised guidance that did not have a material effect on the financial statements.

In May 2020, the NAIC revised SSAP No. 26R by incorporating a new footnote to clarify that if a debt instrument has been modified in accordance with SSAP No. 36, “Troubled Debt Restructuring” or SSAP No. 103R, the assessment of other-than-temporary impairment (“OTTI”) shall be based on modified contractual terms of the debt instrument and it did not have a material effect on the financial statements. There is no impact to the Company’s OTTI assessment as such clarification is consistent with the Company’s pre-existing OTTI policy for the debt instruments in the scope of SSAP No. 26R. The Company’s adoption of this guidance did not have a material effect on the financial statements.

In 2020, the NAIC revised SSAP No. 32. The revisions update the definitions, measurement and impairment guidance for preferred stock as well as clarify the application of SSAP No. 32 in conjunction with SSAP No. 48 and SSAP No. 97. The Company adopted the revised guidance for periods starting on January 1, 2021.

In May 2020, the NAIC adopted revisions to SSAPs No. 3, “Accounting Changes and Correction of Errors”, and No. 51R relating to the Valuation Manual (VM-21), Actuarial Guideline 43 (“AG 43”), and risk-based capital instructions to implement a new variable annuity statutory framework. Changes include: (i) aligning economically-focused hedge assets with liability valuations; (ii) reforming standard scenarios for AG 43 and C3 Phase II; (iii) standardizing capital market assumptions and aligning total asset requirements and reserves, and (iv) requiring Companies to classify reserving changes relating to adoption of VM-21 as a change in valuation basis, with additional disclosures regarding the phase-in period beginning January 1, 2020. The cumulative effect of the change in valuation basis is reported directly through surplus. The Company’s adoption of this revised statutory framework on VM-21 and AG 43 did not materially impact the financial statements.

In April 2016, the NAIC adopted a principle-based reserving (“PBR”) approach for life insurance products. PBR replaces the reserving methods for life insurance products for which the former formulaic basis for reserves may not accurately reflect the risks or costs of the obligations of the insurer. Although PBR became effective on January 1, 2017, there is a three-year phase-in period starting from January 1, 2017 through January 1, 2020 where companies have the option to value some or all applicable life insurance policies using PBR.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Beginning January 1, 2020, however, all companies not otherwise exempted must adopt and apply PBR for all newly issued life insurance policies. The Company has introduced updated versions of its individual life products in conjunction with the requirement to adopt PBR. These updated products are currently priced to support the principle-based statutory reserve level without the need for reserve financing. The Company has adopted PBR.

During the fourth quarter of 2021, the Company determined that benefits on certain retirement contracts assumed from the Company’s affiliate, The Prudential Life Insurance Company, LTD, were understated in prior periods by $88 million. A correction for this error was recorded directly through surplus on “Other changes, net” of the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2021, with a related adjustment of $22 million in deferred taxes reported through “Change in net deferred income tax.”

During the third quarter of 2021, the Company determined that modified coinsurance (“MODCO”) reserve adjustments on reinsurance ceded related to Closed Block Contracts were overstated in the prior year by $11 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the third quarter of 2021.
During the second quarter of 2021, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $28 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2021.
During the second quarter of 2021, the Company determined that reserves for assumed Universal Life product were overstated, current federal income tax receivable was overstated, and net admitted deferred tax asset was understated in the prior year by $158 million, $14 million, and $23 million, respectively. A correction related to the prior year was recorded through “Other changes, net” (net of tax $8 million), “Change in net deferred income tax” and “Change in nonadmitted assets”, on the Company’s Statement of Operations and Changes in Capital and Surplus in 2021.

In the first quarter of 2021, the Company determined that common stocks, net admitted deferred tax asset and federal and foreign income taxes incurred were understated by $158 million, $23 million and $7 million, respectively, in the prior year. A correction related to the prior year was recorded through “Change in net unrealized capital gains (losses)”, “Change in nonadmitted assets” and “Other changes, net”, respectively, on the Company’s Statement of Operations and Changes in Capital and Surplus in the first quarter of 2021.

During the second quarter of 2020, it was determined that reserves related to Group Annuity Contracts were understated in the prior year by $77 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2020. For accounting changes related to changes in valuation basis, please see “Reserves for Life Contracts and Deposit-Type Contracts” in Note 24 for more information. There was no correction of errors as of December 31, 2019.

3.    BUSINESS COMBINATIONS AND GOODWILL
Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the book value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect on the Company’s financial condition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2021
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Warwick Partners II LLC	2/21/2014	$3	$1	$1	$—	$—	$20	0.4%
Pirlo Energy Holdings, LLC	9/12/2016	48	—	—	—	—	38	0.0%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	8	0.4%
Total	XXX	$63	$1	$1	$—	$—	$66	XXX

December 31, 2020 (1)
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted goodwill as of the reporting date	Amount of goodwill amortized during the reporting period	Book Value of SCA	Admitted goodwill as a % of SCA BACV, gross of admitted goodwill
		($ in millions)
Warwick Partners II LLC	2/21/2014	$3	$1	$1	$—	$—	$22	0.6%
Choctaw Generation, LP	2/28/2013	—	1	—	—	—	—	0.0%
Ada Cogen Holdings LP	12/10/2013	5	14	6	—	—	—	0.0%
NNE Holding LLC	4/24/2015	16	7	7	—	1	11	0.0%
Pirlo Energy Holdings, LLC	9/12/2016	48	—	—	—	—	39	0.0%
Dale Oklahoma II, LLC	9/26/2016	2	—	—	—	—	10	0.2%
Dale Bakken Partners 2012, LLC	12/31/2013	3	—	—	—	—	4	0.0%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	14	0.4%
Total	XXX	$89	$23	$14	$—	$1	$100	XXX
(1) Prior period amounts have been updated to conform to current period presentation.
Impairment Loss
The Company did not recognize any impairment losses related to business combinations or goodwill during 2021 and 2020.

4.    DIVESTED BUSINESS
The Company did not have any material discontinued operations during 2021, 2020 and 2019.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

5.     INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of twenty categories called “NAIC Designations.” In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 6.89% and 6.52% of the Company’s bonds as of December 31, 2021 and 2020, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis.

The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2021
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,333	$1,445	$5	$7,773
All other governments	3,322	442	27	3,737
Political subdivisions of states, territories and possessions	669	121	—	790
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	6,277	1,002	2	7,277
Hybrid Securities	281	64	—	345
Industrial & miscellaneous (unaffiliated)	77,033	6,717	332	83,418
Parent - subsidiaries and affiliates	2,439	172	14	2,597
Unaffiliated Bank Loans	1,227	57	25	1,259
Total bonds	$97,581	$10,020	$405	$107,196

Unaffiliated Preferred Stocks
Redeemable	$54	$2	$—	$56
Non-redeemable	104	8	—	112
Total unaffiliated preferred stocks	$158	$10	$—	$168

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$7,047	$2,104	$5	$9,146
All other governments	3,453	667	5	4,115
Political subdivisions of states, territories and possessions	690	157	—	847
Special revenue and special assessment obligation all non guaranteed obligations of agencies	6,712	1,222	1	7,933
Hybrid Securities	314	83	1	396
Industrial & miscellaneous (unaffiliated)	76,685	9,798	243	86,240
Parent - subsidiaries and affiliates(1)	2,435	303	—	2,738
Total bonds	$97,336	$14,334	$255	$111,415

Unaffiliated Preferred Stocks
Redeemable	$41	$5	$—	$46
Non-redeemable	10	6	—	16
Total unaffiliated preferred stocks	$51	$11	$—	$62

(1) Includes $8 million of affiliated bank loans classified as unaffiliated bank loans in the December 31, 2020 Annual Statement.

The following table sets forth the carrying amount and estimated fair value of bonds including short-term investments categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed, and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2021		December 31, 2020
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$5,793	$5,824	$7,016	$7,059
Due after one year through five years	15,176	15,729	14,399	15,185
Due after five years through ten years	17,478	18,715	16,304	18,439
Due after ten years	39,361	45,585	36,902	45,935
Subtotal	$77,808	$85,853	$74,621	$86,618

Asset-backed securities	$6,429	$6,452	$8,037	$8,080
Commercial mortgage-backed securities	7,083	7,509	7,418	8,150
Residential mortgage-backed securities	1,335	1,453	1,428	1,594
Other loan backed and structured securities	7,617	8,620	7,738	8,879
Total	$100,272	$109,887	$99,242	$113,321

Proceeds from the sale of bonds were $11,822 million, $3,956 million, and $5,128 million for the years ended December 31, 2021, 2020 and 2019, respectively. Gross gains of $416 million, $208 million, and $126 million and gross losses of $192 million, $50 million, and $88 million were realized on such sales during the years ended December 31, 2021, 2020 and 2019, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $60 million, $94 million and $84 million, for preferred stocks were $0 million, $0 million and $5 million, and for unaffiliated common stocks were $0 million, $8 million and $18 million for the years ended December 31, 2021, 2020 and 2019, respectively.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2021
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$20,579	$20,364	$(215)	$2,926	$2,816	$(110)
Unaffiliated Preferred and Common stocks	67	67	—	5	4	(1)
Total	$20,646	$20,431	$(215)	$2,931	$2,820	$(111)

	December 31, 2020
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$5,022	$4,932	$(90)	$3,991	$3,795	$(196)
Unaffiliated Preferred and Common stocks	11	10	(1)	3	3	—
Total	$5,033	$4,942	$(91)	$3,994	$3,798	$(196)

These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2021 or 2020. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2021, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2021 were agricultural loans 6.60% and 1.27%; commercial loans 6.40% and 0.76%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2020 were agricultural loans 4.58% and 2.30%; commercial loans 9.50% and 0.99%. For the years ended December 31, 2021 and 2020 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 80%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (31.17%), Texas (7.80%) and New York (5.86%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2021. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (27.31%), Texas (8.61%) and New York (8.27%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2020.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2021 and 2020.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $20,800 million of investment grade mortgage loans and $325 million of below investment grade mortgage loans as of December 31, 2021. There were $21,221 million of investment grade mortgage loans and $280 million of below investment grade mortgage loans as of December 31, 2020.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in our outstanding loans. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

December 31, 2021
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
($ in millions)
Recorded Investment (All)
Current	$3,042	$—	$—	$—	$18,050	$33	$21,125
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	36	—	—	—	—	—	36
Number of Loans	4	—	—	—	—	—	4
Percent Reduced	0.2%	0.0%	0.0%	0.0%	0.0%	0.0%	0.2%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	December 31, 2020
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$1,950	$—	$—	$—	$19,381	$73	$21,404
30-59 Days Past Due	33	—	—	—	—	—	33
60-89 Days Past Due	—	—	—	—	49	—	49
90-179 Days Past Due	15	—	—	—	—	—	15
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	—	—	—
Number of Loans	—	—	—	—	—	—	—
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	20	—	20

The Company did not have investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of both December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

December 31, 2021
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	15	—	—	—	—	—	15
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

December 31, 2020
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	—	—	—	—	—	—	—
Recorded Investments on Nonaccrual Status	15	—	—	—	—	—	15
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	—	—	—	—	—	—	—

The Company did not have allowances for credit losses as of December 31, 2021 and 2020.

The Company did not have mortgage loans derecognized as a result of foreclosure as of December 31, 2021 and 2020.

5C.     Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
As of December 31, 2021, the Company had no loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2021
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Presented Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
00105HDZ6	$1	$1	$—	$1	$1	2Q21
00105HDZ6	—	—	—	—	—	3Q21
29445FAD0	—	—	—	—	—	3Q21
00105HDZ6	—	—	—	—	—	4Q21
29445FAD0	—	—	—	—	—	4Q21
17029PAA3	24	17	7	17	17	4Q21
84751PLP2	—	—	—	—	—	4Q21
Total	$25	$18	$7	$18	$18

As of December 31, 2021, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2021	December 31, 2020
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(32)	$(11)
12 Months or Longer	$(26)	$(108)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$5,626	$2,680
12 Months or Longer	$645	$2,554

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.
In the General Account, fair value of cash collateral received of $3,892 million and $3,146 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2021 and 2020, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,795 million and $3,087 million as of December 31, 2021 and 2020, respectively. A liability to return collateral received of $3,892 million and $3,146 million is included in “Cash collateral held for loaned securities” as of December 31, 2021 and 2020, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $2,765 million and $3,315 million were invested in “Cash and short-term investments” as of December 31, 2021 and 2020, respectively. This collateral is not restricted. The fair value of the securities on loan was $2,700 million and $3,259 million as of December 31, 2021 and 2020, respectively. A liability to return collateral received of $2,765 million and $3,319 million (which includes $0 million and $3 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2021 and 2020, respectively. Additionally, assets and a cash collateral liability of $14 million and $8 million were received for unaffiliated lending as of December 31, 2021 and 2020, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2021	December 31, 2020
	(in millions)
Securities Lending:
Open	$3,892	$3,146
30 Days or Less	—	—
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$3,892	$3,146
Securities Received	—	—
Total Collateral Received	$3,892	$3,146

The aggregate fair value of all securities acquired from the use of the reinvested collateral was $3,780 million and $3,101 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2021 and 2020, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.
The Company did not have any security lending transaction administered by an affiliate agent in which one line reporting of the reinvested collateral is used as of December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	819	827	338	341
31 to 60 Days	294	294	93	94
61 to 90 Days	442	442	128	128
91 to 120 Days	90	90	121	121
121 to 180 Days	152	152	216	217
181 to 365 Days	418	420	603	606
1 to 2 years	836	838	1,101	1,111
2 to 3 years	487	488	420	424
Greater than 3 years	229	229	58	59
Subtotal	$3,767	$3,780	$3,078	$3,101
Securities Received	—	—	—	—
Total Collateral Reinvested	$3,767	$3,780	$3,078	$3,101

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

The Company had no securities lending transactions that extend beyond one year from the reporting date as of both December 31, 2021 and 2020.

Repurchase Agreements Transactions Accounted for as Secured Borrowing
For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2021, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$7,223	$6,469	$7,998	$7,065
Overnight	4,759	—	502	—
2 Days to 1 Week	4,673	—	502	—
>1 Week to 1 Month	479	—	502	497
>1 Month to 3 Months	441	438	497	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$5,640	$—	$5,726
Fair Value	7,820	7,025	8,684	7,722
The securities acquired were bonds with a designation of NAIC 1 with a BACV of $5,640 million and $5,726 million and a fair value of $7,025 million and $7,722 million as of December 31, 2021 and 2020, respectively.
The following table sets forth the cash collateral received as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$7,702	$6,907	$8,499	$7,562
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2021 and 2020.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2021	December 31, 2020
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$6,469	$7,065
30 Days or Less	—	497
31 to 90 Days	438	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2021		December 31, 2020
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$1,454	$1,468	$814	$819
31 to 60 Days	522	522	225	225
61 to 90 Days	784	785	309	309
91 to 120 Days	159	159	291	292
121 to 180 Days	270	270	520	522
181 to 365 Days	742	745	1,449	1,457
1 to 2 Years	1,483	1,487	2,645	2,671
2 to 3 Years	865	866	1,009	1,018
Greater than 3 Years	406	407	138	142

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$7,702	$6,907	$8,499	$7,562
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.
The following table sets forth the reverse repurchase agreements that used tri-party trades as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Open - No Maturity	$—	$—	$—	$—
Overnight	100	—	13	—
2 Days to 1 Week	—	—	13	—
>1 Week to 1 Month	—	—	—	—
>1 Month to 3 Months	—	—	—	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The Company did not have any securities sold or outstanding for which the repo agreement defaulted as of December 31, 2021 and 2020.

The following table sets forth the fair value of securities acquired under reverse repurchase agreements as of the dates indicated:

	December 31, 2021	December 31, 2020
	(in millions)
Maximum Amount	$100	$13
Ending Balance	—	—
The ending balance of reverse repurchase agreements had no NAIC designation as of both December 31, 2021 and 2020.
The following table sets forth the fair value of the security collateral pledged as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$—	$—	$—	$—
Securities (FV)	102	—	13	—
Securities (BACV)		—		—
The Company did not have any allocation of aggregate collateral pledged by remaining contractual maturity as of December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the recognized receivable for the return cash collateral as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$100	$—	$13	$—
Securities (FV)	—	—	—	—
The following table sets forth the total liability recognized to return collateral (repo securities sold/acquired with securities collateral) as of the dates indicated:

	December 31, 2021		December 31, 2020
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Repo Securities Sold/Acquired with Cash Collateral	$100	$—	$13	$—
Repo Securities Sold/Acquired with Securities Collateral (FV)	—	—	—	—

5E. Real Estate
The Company recorded $0 million and less than $1 million of net gains on the sale of real estate during the years ended December 31, 2021 and 2020, respectively. There were $6 million and $0 million impairment losses recognized on real estate for the years ended December 31, 2021 and 2020, respectively.
The Company classified $268 million and $310 million as real estate occupied by the Company as of December 31, 2021 and 2020, respectively.
The Company classified $147 million (less $122 million of encumbrances) and $160 million (less $122 million of encumbrances) as real estate held for the production of income as of December 31, 2021 and 2020, respectively.
The Company did not classify any real estate as held for sale as of both December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

5F.     Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2021		December 31, 2020
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$393	4.2%	$406	5.1%
Joint venture and limited partnerships interests in common stock	7,431	80.2	5,949	74.2
Joint venture and limited partnerships interests in fixed income	507	5.5	511	6.4
Joint venture and limited partnerships interests - other	627	6.8	674	8.4
Subtotal - Other Invested Assets	$8,958	96.7%	$7,540	94.1%
Receivables for Securities	224	2.4	244	3.0
Cash collateral for variation margin	88	0.9	232	2.9
Total Other Invested Assets	$9,270	100.0%	$8,016	100.0%

5G.     Other Investment Disclosures
Troubled Debt Restructuring
The following table sets forth the restructured mortgage loans as of the dates indicated:

	December 31, 2021	December 31, 2020
(in millions)
Total recorded investment in restructuring loans	$—	$2
Total related realized capital losses	—	—
Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in trouble debt restructurings	—	—

The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

The Company did not have reverse mortgages as of December 31, 2021 and 2020.

Low-Income Housing Tax Credits
The Company had $34 million, $49 million and $46 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2021, 2020 and 2019, respectively. The Company had $204 million and $188 million of LIHTC property investments as of December 31, 2021 and 2020, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 4 investments, 6-10 years – 2 investments, over 10 years – 2 investments as of December 31, 2021 and 0-5 years - 2 investments, 6-10 years - 4 investments, over 10 years - 2 investments as of December 31, 2020. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. There were no impairments on LIHTC property investments for the years ended December 31, 2021 and 2020.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2021
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	3,536	—	2,710	—	6,246	—	6,246	1.9%	1.9%
Subject to repurchase agreements	5,640	—	—	—	5,640	—	5,640	1.7%	1.7%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	476	—	—	—	476	—	476	0.1%	0.1%
FHLB capital stock	81	—	—	—	81	—	81	0.0%	0.0%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	1,154	—	—	—	1,154	—	1,154	0.4%	0.4%
Pledged as collateral not captured in other categories	18,943	—	211	—	19,154	—	19,154	5.8%	5.9%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$29,835	$—	$2,921	$—	$32,756	$—	$32,756	9.9%	10.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2021
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$403	$—	$211	$—	$614	$—	$614	0.2%	0.2%
Funded Reinsurance Pledged Collateral	2,027	—	—	—	2,027	—	2,027	0.6%	0.6%
Reinsurance Trust Assets	16,513	—	—	—	16,513	—	16,513	5.0%	5.1%
Total	$18,943	$—	$211	$—	$19,154	$—	$19,154	5.8%	5.9%

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2021
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,792	$2,792	1.7%	1.7%
Bonds	19,525	20,846	11.7%	12.0%
Mortgage loans	4,539	4,720	2.7%	2.8%
Preferred stocks	2	2	0.0%	0.0%
Common stocks	92	92	0.1%	0.1%
Other invested assets	13	14	0.0%	0.0%
Other	2,030	4,553	1.2%	1.2%
Total General Account	$28,993	$33,019	17.4%	17.8%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,562	$2,562	1.6%	1.6%
Bonds	88	206	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	129	0.0%	0.0%
Total Separate Account	$2,650	$2,897	1.7%	1.7%

	December 31, 2021
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,799	7.5%
Recognized Obligation to Return Collateral Asset (Separate Account)	$2,779	1.7%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2020
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	2,556	—	3,255	—	5,811	—	5,811	1.8%	1.9%
Subject to repurchase agreements	5,726	—	—	—	5,726	—	5,726	1.8%	1.8%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	510	—	—	—	510	—	510	0.2%	0.2%
FHLB capital stock	147	—	—	—	147	—	147	0.1%	0.1%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,814	—	—	—	2,814	—	2,814	0.9%	0.9%
Pledged as collateral not captured in other categories	18,203	—	593	—	18,796	—	18,796	6.0%	6.0%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$29,961	$—	$3,848	$—	$33,809	$—	$33,809	10.8%	10.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2020
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$440	$—	$592	$—	$1,032	$—	$1,032	0.3%	0.3%
Reinsurance Trust Assets	17,763	—	—	—	17,763	—	17,763	5.7%	5.7%
Total	$18,203	$—	$592	$—	$18,795	$—	$18,795	6.0%	6.0%
The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2020
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$3,180	$1,492	2.0%	2.1%
Bonds	21,802	23,765	13.8%	14.1%
Mortgage loans	4,271	4,475	2.7%	2.8%
Preferred stocks	2	3	0.0%	0.0%
Other invested assets	13	15	0.0%	0.0%
Other	661	2,780	0.4%	0.4%
Total General Account	$29,929	$32,530	18.9%	19.4%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$3,076	$3,076	2.0%	2.0%
Bonds	192	192	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	157	0.0%	0.0%
Total Separate Account	$3,268	$3,425	2.1%	2.1%

	December 31, 2020
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$10,708	7.5%
Recognized Obligation to Return Collateral Asset (Separate Account)	$3,392	2.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $63 million, $40 million and $35 million for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company did not have any interest on mortgage loans over ninety days due for the years ended December 31, 2021, 2020 and 2019.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is non-admitted and excluded from “Net investment income.” There was no non-admitted due and accrued rental income on real estate for the years ended December 31, 2021, 2020 and 2019.

Other invested assets had no non-admitted due and accrued income for the years ended December 31, 2021, 2020 and 2019.

The following table sets forth “Net investment income” for the years ended December 31:

	2021	2020	2019
	(in millions)

Bonds	$3,589	$3,681	$3,760
Stocks	203	198	442
Mortgage loans	858	865	897
Contract loans	140	140	147
Cash, cash equivalents, and short-term investments	15	58	115
Other investments	1,000	579	724
Total gross investment income	5,805	5,521	6,085
Less investment expenses	(670)	(703)	(889)
Net investment income before amortization of IMR	5,135	4,818	5,196
Amortization of IMR	128	108	41
Net investment income	$5,263	$4,926	$5,237
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2021	2020	2019
	(in millions)

Bonds	$199	$147	$(44)
Stocks	14	(77)	10
Mortgage loans	111	(8)	(21)
Derivative instruments	(357)	526	755
Other invested assets	(8)	25	(16)
Gross realized capital gains (losses)	(41)	613	684
Capital gains tax	(28)	(59)	(175)
IMR transfers, net of tax	71	(759)	(648)
Net realized capital (losses)	$2	$(205)	$(139)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2021
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$72	$72	$130	$—
Total	$72	$72	$130	$—

	December 31, 2020
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$100	$100	$162	$—
Total	$100	$100	$162	$—

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2021 and 2020, these commitments were $5,234 million and $6,466 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $1,935 million and $1,485 million at December 31, 2021 and 2020, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2021 and 2020, financial guarantees issued by the Company were $81,984 million and $86,273 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2021 and 2020, such contracts in force carried a total guaranteed value of $81,984 million and $86,264 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $83,609 million and $90,612 million at December 31, 2021 and 2020, respectively.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2021			December 31, 2020
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	20	$140	$143	23	$115	$106
LB&SS	15	35	36	16	43	43
Preferred stock	2	7	15	1	2	2
Total	37	$182	$194	40	$160	$151

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended:

	December 31, 2021		December 31, 2020		December 31, 2019
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	201	148	152	—	150	—
Aggregate Amount of investment income	$92	$58	$77	$—	$95	$—

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 7, 2022, the date these audited financial statements were issued.
Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 7, 2022, the date these audited financial statements were issued.
On April 1, 2022, the Company completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company (“Great-West”). Please see Note 17 for additional information regarding the sale and the Novation of Annuity Contracts that transpired in the first quarter of 2022.
In March 2022, the Company received an ordinary cash dividend of $150 million from its subsidiary, PRIAC.
During the first quarter of 2022, the Company has reinsured a closed block of Variable Universal Life (“VUL”) business to Lotus Reinsurance Company Ltd. (“Lotus Re”), a Class E Bermuda insurance company. Also, during the first quarter of 2022, the Company has repositioned Lotus Re from being a wholly owned subsidiary of the Company to being a wholly owned subsidiary of Prudential International Insurance Holdings (“PIIH”). The Company ceded approximately $14 billion in aggregate reserves to Lotus Re.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

7.     REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. Life reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term, coinsurance and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2021	2020	2019
	(in millions)
Premiums:
Direct	$26,693	$19,740	$25,525
Assumed	13,176	11,986	10,459
Ceded	6,640	6,564	6,238

The Company has reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The total amount of reinsurance credits taken as a reduction of liability for these agreements in this statement is $0 million, $0 million and $153 million for the years ending December 31, 2021, 2020 and 2019, respectively.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits for individual life and group insurance were $0 million and $0 million as of December 31, 2021, respectively, $0 million and $0 million as of December 31, 2020, respectively, and $3 million and $90 million as of December 31, 2019, respectively.

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2021, 2020 and 2019 as a result of uncollectible or commutated reinsurance with the respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2021	2020	2019	2021	2020	2019
	(in thousands)
Claims incurred	$—	$—	$—	$—	$—	$—
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	—	—	—	5,350
Other	—	—	—	—	—	—
Company:
Employers Reinsurance Corporation	—	—	—	—	—	1,000
Exchange Indemnity Corporation	—	—	—	—	—	50
MHL Reinsurance LTD	—	—	—	—	—	4,300

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectable reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The amounts related to reinsurance agreements as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed from affiliated insurers	$33,703	$30,177	$25,878	$7,532	$7,399	$7,212
Assumed from unaffiliated insurers	20,176	18,506	17,305	5,643	4,587	3,247
Total reinsurance assumed	$53,879	$48,683	$43,183	$13,175	$11,986	$10,459

Ceded to affiliated insurers	$61,489	$62,196	$62,579	$2,201	$2,410	$2,664
Ceded to unaffiliated insurers	3,047	3,018	3,001	4,439	4,154	3,574
Total reinsurance ceded	$64,536	$65,214	$65,580	$6,640	$6,564	$6,238

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
DART	$224	$213	$201	$110	$90	$148
GUL Re	116	108	100	81	76	68
Term Re	476	454	437	305	270	236
PURC	177	161	148	104	92	83
PARU	1,023	973	938	528	478	442
PAR Term	406	417	422	286	314	301
Pramerica	—	—	—	—	—	(1)
PARCC	715	715	713	601	594	605
PLAZ	281	274	268	246	238	224
PLNJ	51	50	48	46	43	41
Affiliated total	3,469	3,365	3,275	2,307	2,195	2,147
Unaffiliated	16,435	16,044	15,453	936	956	1,029
Unaffiliated total	16,435	16,044	15,453	936	956	1,029
Total	$19,904	$19,409	$18,728	$3,243	$3,151	$3,176

Ceded:
PLAZ	12,352	11,860	11,187	380	371	417
Affiliated total	12,352	11,860	11,187	380	371	417
Unaffiliated	2,798	2,791	2,793	1,567	1,537	1,467
Unaffiliated total	2,798	2,791	2,793	1,567	1,537	1,467
Total	$15,150	$14,651	$13,980	$1,947	$1,908	$1,884

DART

Effective January 1, 2018, the Company entered into a yearly renewable term (“YRT”) agreement with a subsidiary, Dryden Arizona Reinsurance Term Company (“DART”), that states DART will retrocede 95% to 100% of the mortality risk on each policy assumed from Pruco Life Insurance Company of Arizona (“PLAZ”) and Pruco Life Insurance Company of New Jersey (“PLNJ”).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

GUL Re

Effective January 1, 2017, the Company entered into a YRT agreement with a subsidiary, Gibraltar Universal Life Reinsurance Company (“GUL Re”), that states GUL Re will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. The agreement covers Universal Life (“UL”) policies with effective dates of January 1, 2017 and later, excluding policies that utilize a principles-based reserving methodology. Under this agreement, GUL Re retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. Effective July 1, 2017, the Company amended the agreement with GUL Re to include policies with effective dates prior to January 1, 2014. The amendment states that GUL Re will retrocede 27% of the net amount at risk related to the first $1 million of face amount and 30% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and GUL Re. Under this amended agreement, GUL Re retains between 0% and 3% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $30,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company.

Term Re

Effective January 1, 2014, the Company entered into a YRT agreement with a subsidiary, Prudential Term Reinsurance Company (“Term Re”), that states Term Re will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

PURC

Effective October 1, 2013, the Company entered into a YRT agreement with a subsidiary, Prudential Universal Reinsurance Company (“PURC”), that states PURC will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC (i.e., UL policies with effective dates of 2011 and 2012). Under this agreement, PURC retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2013, the Company amended the agreement with PURC for policies with effective dates of January 1, 2014 and later. The amendment states that PURC will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PURC. Under this amended agreement, PURC retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In third quarter 2014, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PURC, which was amended to include UL policies with effective dates of 2013, covering the same terms as the original agreement for policies with effective dates of 2011 and 2012 as indicated above). PURC also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements, excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider.

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company.

Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary, that states PARU will retrocede 63% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLAZ under the coinsurance agreement between PLAZ and PARU (i.e., UL policies with effective dates prior to January 1, 2011). Under this agreement, PARU retains between 0% and 7% of the face amount with respect to the mortality risk assumed on these PLAZ policies, subject to a $70,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. In July 2012, the Company amended the agreement with PARU. The amendment states that PARU will retrocede 95% of the net amount at risk related to the first $1 million of face amount and 100% of net amount at risk related to the face amount in excess of $1 million on policies assumed from PLNJ under the coinsurance agreement between PLNJ and PARU. Under this amended agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these PLNJ policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. PARU also retains 100% of the supplemental benefits and riders on these policies assumed from PLAZ and PLNJ under the coinsurance agreements,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

excluding the Target Term Rider, Estate Protection Rider and the Living Needs Benefit Rider. In third quarter 2013, the Company amended this YRT agreement to include the additional business assumed from PLAZ (i.e., under the coinsurance agreement between PLAZ and PARU, which was amended to include UL policies with effective dates of 2011 as indicated above). Additionally, in fourth quarter 2013, the Company entered into a novation and assumption agreement with PURC and PARU to have PARU released and discharged from the YRT reinsurance related to the 2011 and 2012 business, which is now being coinsured with PURC and retroceded to the Company through YRT reinsurance.

PAR Term

Effective January 1, 2010, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Term Company (“PAR Term”), that states PAR Term will retrocede 95% to 100% of the mortality risk on each policy assumed from PLAZ and PLNJ.

Pramerica

Effective June 24, 2008, the Company entered into a reinsurance agreement with Pramerica to reinsure up to 100% of the policy risk associated with Private Placement Variable Universal Life policies. In addition, the Company has agreed to reinsure excess loss through a YRT contract.

PARCC

Effective August 1, 2004, the Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective July 1, 2019, the agreement between PLAZ and PICA was recaptured for any risk on term products that are coinsured from PLAZ to the term captives PAR Term and PARCC, due to the coinsurance increasing to 100%. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance “ILI” and Hartford Life Insurance Company (“HLIC”) entities) that is classified as GUL.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products.

Unaffiliated

Life reinsurance is accomplished through various plans of reinsurance, primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Ceded:
PLIC	$49,137	$50,336	$51,392	$1,782	$1,973	$2,196
Affiliated total	$49,137	$50,336	$51,392	$1,782	$1,973	$2,196

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
PLNJ	$447	$594	$508	$91	$432	$893
PALAC	102	151	170	5	5	3
Affiliated total	549	745	678	96	437	896
Unaffiliated	1,410	1,563	1,679	12	10	6
Unaffiliated total	1,410	1,563	1,679	12	10	6
Total	$1,959	$2,308	$2,357	$108	$447	$902

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company. The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

PALAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with Prudential Annuities Life Assurance Company (“PALAC”) for its deferred variable annuity business written in New York on a whole contract basis where of the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Allstate Financial (“Allstate”) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Allstate included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

Retirement

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
PLAZ	$3	$2	$3	$—	$—	$—
Affiliated total	3	2	3	—	—	—
Unaffiliated	2,323	891	166	4,693	3,619	2,211
Unaffiliated total	2,323	891	166	4,693	3,619	2,211
Total	$2,326	$893	$169	$4,693	$3,619	$2,211

PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2021, the Company has reserves of $2,003 million to cover the asset and longevity risk associated with the pension benefits.

On July 21, 2021, PFI entered into an agreement with Great-West pursuant to which PFI has agreed to sell to Great-West its Full Service Retirement business written by the Company and its Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/ or novation of certain in-scope contracts and brokerage accounts. The transaction has closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company expects to record a gain on the transaction to be reflected in the second quarter 2022 financial statements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed (1):
Prudential Life Insurance Co., Ltd. (Japan)	$21,727	$19,006	$16,442	$3,716	$3,323	$2,765
Prudential Gibraltar Financial Life Insurance Co., Ltd.	7,955	7,059	5,480	1,413	1,443	1,402
Affiliated total	$29,682	$26,065	$21,922	$5,129	$4,766	$4,167

Ceded (1):
Prudential Seguros, S.A.	$—	$—	$—	$—	$1	$1
Prudential Seguros Mexico, S.A. de C.V.	—	—	—	29	46	30
Affiliated total	—	—	—	29	47	31
Unaffiliated	—	—	—	4	4	3
Unaffiliated total	—	—	—	4	4	3
Total	$—	$—	$—	$33	$51	$34

(1) Effective 2020, the reinsurance amounts with Prudential Life Insurance Co. of Korea, Ltd. and Prudential Life Insurance Company of Taiwan Inc. were excluded from the International Business and included in the divested and run-off businesses in Other Business. Prior period amounts have been updated to conform to current period presentation.

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”) and Prudential Gibraltar Financial Life Insurance Co. Ltd (“PGFL”). For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

During the second quarter of 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $11.7 billion and $10.5 billion related to this trust arrangement were on deposit with trustees as of December 31, 2021 and December 31, 2020, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed:
Unaffiliated	$7	$7	$7	$1	$1	$1
Unaffiliated total	$7	$7	$7	$1	$1	$1

Ceded:
Unaffiliated	$238	$213	$192	$2,867	$2,612	$2,103
Unaffiliated total	$238	$213	$192	$2,867	$2,612	$2,103

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2021	2020	2019	2021	2020	2019
	(in millions)
Assumed (1):
Prudential Life Insurance Co. of Korea, Ltd.	$—	$—	$—	$—	$1	$2
Affiliated total	—	—	—	—	1	2
Unaffiliated	1	1	—	1	1	—
Unaffiliated total	1	1	—	1	1	—
Total	$1	$1	$—	$1	$2	$2

Ceded (1):
Prudential Life Insurance Company of Taiwan Inc.	$—	$—	$—	$10	$19	$20
Affiliated total	—	—	—	10	19	20
Unaffiliated	11	14	16	1	1	1
Unaffiliated total	11	14	16	1	1	1
Total	$11	$14	$16	$11	$20	$21

(1) Effective 2020, the reinsurance amounts with Prudential Life Insurance Co. of Korea, Ltd. and Prudential Life Insurance Company of Taiwan Inc. were excluded from the International Business and included in the divested and run-off businesses in Other Business. Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

8.     DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 39 years and 38 years, as of December 31, 2021 and 2020, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate forwards, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components are recognized in “Change in net unrealized capital gains” over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, forwards, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Equity Contracts
Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and LIBOR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.
Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-USD denominated businesses, international operations, and investments. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company, from time to time, uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on a single name reference, had outstanding notional amounts of $0 million as of both December 31, 2021 and 2020, respectively. These credit derivatives are reported at fair value as an asset of $0 million, as of both December 31, 2021 and 2020, respectively. As of both December 31, 2021 and December 31, 2020, the Company had no outstanding contracts where it has written credit protection on any single name reference. The Company has also written credit protection on certain index references with notional amounts of $1,935 million and $1,485 million, reported at fair value as an asset of $59 million and $24 million as of December 31, 2021 and 2020, respectively. As of December 31, 2021, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1, $1,500 million in NAIC 3, and $385 million in NAIC 6. As of December 31, 2020, these credit derivatives’ notionals had the following NAIC ratings: $50 million in NAIC 1 and $1,435 million in NAIC 3. NAIC designations are based on the lowest rated single name reference included in the index.
The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 26 years. These credit derivatives are accounted for as RSATs.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

In addition to writing credit protection, the Company has purchased credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of December 31, 2021 and 2020, the Company had $0 million and $69 million of outstanding notional amounts, reported at fair value as $0 million and $7 million of liability, respectively.
Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $1,941 million and $978 million as of December 31, 2021 and 2020, respectively.
The net fair value of securities pledged as collateral by the Company was $175 million as of December 31, 2021 and the net fair value of securities pledged as collateral to the Company was $621 million as of December 31, 2020.
The table below depicts the derivatives owned by the Company as of December 31, 2021 and 2020:

	Derivatives Financial Instruments
	December 31, 2021			December 31, 2020
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$2,356	$99	$99	$2,342	$142	$142
Liabilities	$229	$21	$21	$216	$30	$30
Swaps:
Assets	37,670	3,549	4,115	26,095	4,682	5,388
Liabilities	26,110	1,674	1,641	31,155	3,077	3,100
Forwards:
Assets	3,193	56	87	1,201	45	61
Liabilities	2,997	35	105	2,767	50	159
Futures:
Assets	4,663	5	58	3,465	27	20
Liabilities	1,259	—	3	87	—	—
Totals:
Assets	$47,882	$3,709	$4,359	$33,103	$4,896	$5,611
Liabilities	$30,595	$1,730	$1,770	$34,225	$3,157	$3,289

Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2021:

Fiscal Year	Premium Payments Due
2022	$30
2023	—
2024	25
2025	—
Thereafter	—
Total Future Settled Premiums	$55

	December 31, 2021	December 31, 2020
	(in millions)
Undiscounted Future Premium Commitments	$55	$55
Derivative Fair Value With Premium Commitments	1	38
Derivative Fair Value Excluding Impact of Future Settled Premiums	56	93

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

9.     INCOME TAXES

The application of SSAP No. 101, “Income Taxes,” requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has not recorded a valuation allowance as of December 31, 2021 and 2020.
9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$4,471	$145	$4,616	$4,393	$95	$4,488	$78	$50	$128
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	4,471	145	4,616	4,393	95	4,488	78	50	128
DTA Nonadmitted	342	—	342	608	—	608	(266)	—	(266)
Subtotal (Net Admitted Adjusted Gross DTA)	4,129	145	4,274	3,785	95	3,880	344	50	394
DTL	2,015	310	2,325	2,068	261	2,329	(53)	49	(4)
Net Admitted DTA	$2,114	$(165)	$1,949	$1,717	$(166)	$1,551	$397	$1	$398

	December 31, 2021	December 31, 2020
	(in millions)
Change in Net DTA	$132	$(426)
Less: Change in Net DTL on unrealized (gains)/losses	(165)	(91)
Less: Shared based payment adjustment	—	—
Less: Other balance sheet reclass	—	(5)
Change in net deferred income tax	$297	$(330)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The components of the admission calculation are as follows:

	December 31, 2021			December 31, 2020			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$41	$41	$—	$34	$34	$—	$7	$7
Admitted pursuant to 11.b. (Realization)	1,909	—	1,909	1,517	—	1,517	392	—	392
Realization per 11.b.i	1,909	—	1,909	1,768	—	1,768	141	—	141
Limitation per 11.b.ii			2,562			1,517			1,045
Admitted pursuant to 11.c	2,220	104	2,324	2,268	61	2,329	(48)	43	(5)
Total Admitted pursuant to SSAP No. 101	$4,129	$145	$4,274	$3,785	$95	$3,880	$344	$50	$394

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2021	December 31, 2020
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	839.94%	714.54%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$22,463	$14,946

	December 31, 2021		December 31, 2020		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$4,471	$145	$4,393	$95	$78	$50
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	4,129	145	3,785	95	344	50
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character (1)	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

(1) Presentation of prior year capital tax character percentage has been revised from the 2021 annual statement.

The Company’s tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no DTLs that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(in millions)
Federal	$588	$27	$265	$561	$(238)
Foreign	3	3	5	—	(2)
Subtotal	591	30	270	561	(240)
Federal income tax on net realized capital gains (losses)	28	59	175	(31)	(116)
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$619	$89	$445	$530	$(356)

DTAs Resulting from Book/Tax Differences:

	2021	2020	Change
	(in millions)
Ordinary:
Insurance Reserves	$2,130	$2,096	$34
Policyholder Dividends	208	223	(15)
Deferred Acquisition Costs	503	476	27
Employee Benefits	720	743	(23)
Invested Assets	710	647	63
Nonadmitted Assets	119	161	(42)
Other Deferred Tax Assets	82	47	35
Subtotal	4,472	4,393	79
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	342	608	(266)
Total admitted ordinary DTA	4,130	3,785	345
Capital:
Invested Assets – Bonds, Stocks, & Other	144	37	107
Unrealized Capital (Gains)/Losses	—	58	(58)
Subtotal	144	95	49
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	—	—	—
Total admitted capital DTA	144	95	49
Total admitted DTA (Ordinary and Capital)	$4,274	$3,880	$394

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

DTLs Resulting from Book/Tax Differences:

	2021	2020	Change
	(in millions)
Ordinary:
Insurance Reserves	$870	$959	$(89)
Invested Assets - Derivatives & Other	752	766	(14)
Prepayments	—	51	(51)
Unrealized Capital (Gains)/Losses	332	241	91
Other	61	51	10
Subtotal	2,015	2,068	(53)
Capital:
Invested Assets - Bonds, Stocks, & Other	310	261	49
Subtotal	310	261	49
Total DTLs	$2,325	$2,329	$(4)

Net DTAs/DTLs	$1,949	$1,551	$398

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2021	2020	2019	2021-2020	2020-2019
	(in millions)
Expected federal income tax expense	$318	$548	$194	$(230)	$354
Non taxable investment income (1)	(84)	(62)	(110)	(22)	48
STAT Reserve Basis Change	—	(1)	39	1	(40)
Tax Credits	(36)	(47)	(42)	11	(5)
Items in Equity	106	(35)	(35)	141	—
Prior Year True-up	17	—	—	17	—
Change in Law	4	(4)	—	8	(4)
Prior Year Audit Settlement	(5)	2	(11)	(7)	13
Other amounts (1)	2	18	12	(16)	6
Total incurred income tax expense	$322	$419	$47	$(97)	$372

(1) Prior period amounts have been updated to conform to current period presentation.

Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries and the U.S. Dividends Received Deduction (“DRD”). The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $21 million of the total $84 million of 2021 non-taxable investment income and $18 million of the total $63 million of 2020 non-taxable investment income. The DRD for the current period was estimated using information from 2020, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $63 million of tax benefit is driven by $40 million related to common stock earnings of subsidiaries and $16 million of tax-exempt interest, which are non-taxable for PICA standalone purposes, and other adjustments such as interest maintenance reserve and others which are not material. For 2020, the remaining $45 million of tax benefit was driven by $39 million related to common stock earnings of subsidiaries.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Low-Income Housing and Other Tax Credits - These amounts include incentives within the U.S. tax code for the development of affordable housing aiming at low-income Americans. The Company routinely makes such investments that generate a tax credit which reduces the Company’s effective tax rate.
Changes in Tax Law - The CARES Act - On March 27, 2020, the CARES Act was enacted into law. One provision of the CARES Act amends the Tax Act of 2017 and allows companies with net operating losses (“NOL”) originating in 2020, 2019 or 2018 to carry back those losses for up to five years. For 2020, the Company has recorded an income tax benefit of $4 million from carrying the 2018 NOL back to tax years that have a 35% tax rate. With the filing of the 2020 tax return during 2021, the Company has recorded an income tax expense of $4 million to true-up the income tax benefit from carrying back the 2018 NOL.

9E.     Additional Tax Disclosures
At December 31, 2021, the Company had no net operating loss and no tax credit carry forwards.

The Company did not have AMT credit carryforward as of December 31, 2020 and 2021.

The following is income tax incurred for 2019, 2020 and 2021 that is available for recoupment in the event of future net losses:

Year	Ordinary	Capital	Total
	(in millions)

2019	$—	$120	$120
2020	—	51	51
2021	—	171	171
Total	$—	$342	$342

The aggregate amount of deposits admitted under IRC § 6603 is $0 million.

Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over eight years. The Company expects to pay $4 million during the next four years to satisfy the RTT liability.

9F.     The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the IRS or other taxing authorities. The completion of review or the expiration of the Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.
The Company’s unrecognized tax benefits were $8 million, $17 million and $18 million for the years ended December 31, 2021, 2020 and 2019, respectively. The Company does not anticipate any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2021, 2020 and 2019 the Company recognized $1 million, $1 million and $1 million, respectively, in the Statutory Statements of Operations and Changes in Capital and Surplus for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2021 are 2014 through 2021.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

9G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	Prudential Annuities Distributors, Inc.
Braeloch Holdings, Inc.	Prudential Annuities Holding Co, Inc
Braeloch Successor Corporation	Prudential Annuities Information Services & Technology Corporation
Capital Agricultural Property Services, Inc.	Prudential Annuities Life Assurance Corporation
Colico II, Inc.	Prudential Annuities, Inc.
Colico, Inc.	Prudential Arizona Reinsurance Captive Co.
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Term Company
Gibraltar International Insurance Services Company Inc.	Prudential Arizona Reinsurance Universal Co.
Gibraltar Universal Life Reinsurance Company	Prudential Bank & Trust, FSB
Global Portfolio Strategies, Inc.	Prudential Financial, Inc. (Parent)
Graham Resources, Inc.	Prudential IBH Holdco, Inc.
Graham Royalty, Ltd.	Prudential International Insurance Holding, Ltd.
Lotus Reinsurance Company Ltd.	Prudential Legacy Insurance Company of New Jersey
Orchard Street Acres Inc	Prudential Retirement Insurance and Annuity Company
PGIM Foreign Investment, Inc.	Prudential Securities Secured Financing Corporation
PGIM International Financing Inc	Prudential Securities Structured Assets, Inc.
PGIM Private Placement Investors, Inc.	Prudential Structured Settlement Company
PGIM Real Estate Finance Holding Company	Prudential Term Reinsurance Company
PGIM Real Estate Loan Services, Inc.	Prudential Trust Company
PGIM REF Intermediary Services Inc	Prudential Universal Reinsurance Company
PGIM Strategic Investments, Inc.	SMP Holdings, Inc.
PGIM Warehouse, Inc.	SVIIT Holdings, Inc.
PGIM, Inc.	TBG Insurance Services Corporation
PGLH of Delaware, Inc.	The Prudential Assigned Settlement Services, Inc.
PREI Acquisition I, Inc.	The Prudential Home Mortgage Company, Inc.
PREI Acquisition II, Inc.	The Prudential Real Estate Financial Services of America, Inc.
PREI International, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
Pruco Life Insurance Company (Arizona)	Vantage Casualty Insurance Company
Pruco Life Insurance Company of NJ

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.     The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2021 and 2020.
10B.     The Company reported a receivable from parents, subsidiaries and affiliates of $354 million and $320 million at December 31, 2021 and 2020, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $155 million and $185 million at December 31, 2021 and 2020, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.     The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

The Company pays commissions and certain other fees to its affiliate, Prudential Annuities Distributors, Inc. (“PAD”), in consideration for PAD's marketing and underwriting of the Company's products. Commission expenses for December 31, 2021 and December 31, 2020 were $5 million and $4 million, respectively.

The Company has a revenue sharing agreement with PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Prudential Series Fund. Income received from PGIM Investments related to this agreement was $16 million and $6 million for December 31, 2021 and December 31, 2020, respectively.

The Company has a service agreement with PGIM, Inc. whereby PGIM performs investment advisory services. Investment advisory fees paid to PGIM, Inc. from the Company under affiliated agreements were $302 million and $298 million for December 31, 2021 and December 31, 2020, respectively.

10D.     Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2021:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$587	S2	10/7/2021	$587	N	I
Colico, Inc.	100%	2,297	S2	10/7/2021	2,297	N	I
Orchard Street Acres Inc.	100%	1,283	S2	10/7/2021	1,283	N	I
Prudential Realty Securities, Inc. (Common)	100%	529	S2	8/10/2021	529	N	I
Prudential Realty Securities, Inc. PFD	50%	—	S2	8/9/2021	—	N	I
PGIM Loan Originator	73%	165	S1	12/15/2021	165	N	I
Total SSAP No. 97 8b(iii) Entities		$4,861			$4,861

SSAP No. 97 8b(iv) Entities:
Lotus Reinsurance Company Ltd.	100%	$124	S1	In Process	$—	N/A	N/A
Total SSAP No. 97 8b(iv) Entities		$124			$—
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

The Company did not have an investment in an insurance SCA with a permitted practice as of December 31, 2021. Please refer to Note 1 for a description of all permitted and prescribed practices.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2021
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
Defined Contribution - LT	06/28/2016	Cash	116	—	3.09%	3.09%	None	3
Pru Funding LLC - ST	02/26/2021	Cash	200	—	0.22%	0.22%	None	—
Pru Funding LLC - ST	03/04/2021	Cash	100	—	0.22%	0.22%	None	—
Pru Funding LLC - ST	06/03/2021	Cash	250	—	0.16%	0.16%	None	—

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2021.

December 31, 2020
Debt Name	Date Issued	Kind of Borrowing	Original Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$64	$64	6.90%	6.90%	None	$4
PSE&G	10/13/2010, 10/25/2010	Non-Cash, Energy Credits	—	—	11.31%	11.31%	None	—
Defined Contribution - LT	06/28/2016	Cash	116	116	3.09%	3.09%	None	4

1. PICA had Accrued Interest of less than $1 million outstanding as of December 31, 2020.

Scheduled principal repayments on debt as of December 31, 2021 are as follows: $0 in 2022, $64 million in 2023, $0 in 2024, $0 in 2025, $0 in 2026 and $0 in 2027 and beyond.

There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank Funding Agreements
    The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $81 million and $147 million as of December 31, 2021 and 2020, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2020, the 5% limitation equates to a maximum amount of pledged assets of $7.7 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $6.9 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. As of December 31, 2021, $1.0 billion of funding agreements remain outstanding under this facility with an original maturity of seven years and a rate of 1.925%.

The Company had pledged assets with a fair value of $1.2 billion and $3.0 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements as of December 31, 2021 and 2020, respectively. Outstanding funding agreements, totaling $1.0 billion and $2.5 billion are included in “Deposit-type contracts” as of December 31, 2021 and 2020, respectively. The fair value of qualifying assets that were available to the Company but not pledged amounted to $3.7 billion and $3.2 billion as of December 31, 2021 and 2020, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2021	December 31, 2020
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	33	34
Activity Stock	47	113
Excess Stock	—	—
Aggregate Total	$80	$147
Actual or estimated Borrowing Capacity as Determined by the Insurer	$6,859	$6,559

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2021
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	33	—	33	—	—	—

December 31, 2020
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	34	—	34	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

     Collateral Pledged to FHLBNY
Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2021	$1,209	$1,154	$1,047
Total Collateral Pledged as of 12/31/2020	3,050	2,814	2,517

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2021	$2,179	$2,046	$1,782
Total Collateral Pledged as of 12/31/2020	3,050	2,814	2,517

Borrowing from FHLBNY
Amount as of the dates indicated:

	December 31, 2021		December 31, 2020
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements	1,047	1,050	2,517	2,522
Other	—		—
Aggregate Total	$1,047	$1,050	$2,517	$2,522

Maximum Amount during period ended December 31, 2021:

Total
(in millions)
Debt	$—
Funding Agreements	1,782
Other	—
Aggregate Total	$1,782

FHLBNY - Prepayment Obligations as of December 31, 2021:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.     The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. For some employees, benefits are based on final average earnings and length of service (the “traditional formula”), while benefits for other employees are based on an account balance that takes into consideration age, length of service and earnings during their career (the “cash balance formula”). At December 31, 2021, approximately 89% of the Company’s Pension Benefits relate to its domestic qualified pension plan, which initially determined benefits based on the traditional formula. Effective January 1, 2001, active domestic employees covered under this plan were given the option to convert from the traditional formula to the cash balance formula, and all new domestic employees began accruing benefits under the cash balance formula. As of December 31, 2021, approximately 67% and 33% of the benefit obligation under this plan relates to participants under the traditional formula and cash balance formula, respectively. At December 31, 2021, the vast majority of active employees under this plan are accruing benefits under the cash balance formula.
The Company provides certain health care and life insurance benefits for its retired employees, their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees are eligible to receive Other Postretirement Benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

On November 30, 2021, the Company announced that it will modify the Retiree Medical Savings Account (“RMSA”) program, one of the components of Other Postretirement Benefits. The RMSA program will no longer be offered to new employees effective January 1, 2022, while active employees will no longer receive service credits and retirees will no longer receive interest credits at some point after June 30, 2022. In addition, the Company added a 20-year time limit for retirees to utilize the RMSA (previously there was no time limit).

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(in millions)
Benefit obligation at the beginning of year	$(11,991)	$(11,186)	$(1,405)	$(1,333)
Service cost	(209)	(193)	(44)	(40)
Interest cost	(303)	(364)	(36)	(43)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	302	(926)	(2)	(87)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	668	678	109	105
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(1)	(7)
Benefit obligation at end of year	$(11,533)	$(11,991)	$(1,379)	$(1,405)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Postretirement Benefits:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(1,989)	$(1,950)
Service cost	—	—	(23)	(21)
Interest cost	—	—	(47)	(62)
Contributions by plan participants	—	—	(23)	(22)
Actuarial gain (loss)	—	—	60	(97)
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	172	170
Plan amendments	—	—	121	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	(5)	(7)
Benefit obligation at end of year	$—	$—	$(1,734)	$(1,989)

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2021	2020	2021	2020
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(65)	$(60)
Service cost	—	—	(43)	(56)
Interest cost	—	—	(1)	(1)
Contributions by plan participants	—	—	(13)	(12)
Actuarial gain (loss)	—	—	(1)	4
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	67	60
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(56)	$(65)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2021	2020	2021	2020	2021	2020
	(in millions)
Fair value of plan assets at the beginning of year	$14,288	$13,277	$1,544	$1,515	$49	$58
Actual return on plan assets	1,053	1,689	170	167	—	4
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	109	105	7	10	51	45
Plan participants’ contributions	—	—	23	22	13	20
Benefits paid	(778)	(783)	(172)	(170)	(90)	(78)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$14,672	$14,288	$1,572	$1,544	$23	$49

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(in millions)
Components
Prepaid benefit costs	$5,707	$5,663	$—	$—
Overfunded plan assets	(2,568)	(3,366)	—	—
Accrued benefit cost	(1,219)	(1,188)	55	57
Liability for benefits	(160)	(218)	(218)	(503)

Assets and liabilities recognized
Assets (nonadmitted)	3,139	2,297	—	—
Liabilities recognized (1)	(1,379)	(1,405)	(163)	(446)
Unrecognized liabilities	—	—	—	—

(1) Revised to correct amounts reported in the 2021 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2021	2020	2019	2021	2020	2019	2021	2020	2019
	(in millions)

Service cost	$253	$233	$203	$24	$21	$20	$43	$56	$39
Interest cost	339	407	466	46	62	77	1	1	2
Expected return on plan assets	(804)	(775)	(776)	(100)	(98)	(93)	—	(3)	(3)
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	301	341	330	19	20	29	1	(5)	(2)
Prior service cost or credit	6	6	6	16	11	8	—	—	—
Gain or loss recognized due to a settlement or curtailment	1	7	78	—	—	1	—	—	—
Total net periodic benefit cost	$96	$219	$307	$5	$16	$42	$45	$49	$36

(5)     Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$4,091	$4,338	$482	$486
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	—	—	—
Net prior service cost or credit recognized	(6)	(6)	(16)	(11)
Net gain and loss arising during period	(548)	100	(251)	27
Net gain and loss recognized	(302)	(341)	(19)	(20)
Items not yet recognized as a component of net periodic benefit cost - current year	$3,235	$4,091	$196	$482

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(6)     Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2021	2020	2021	2020
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	73	78	(53)	84
Net recognized gains and losses	3,162	4,012	250	399

(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2021	2020	2019
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2021, 2020 and 2019:
Discount rate	2.55%	3.30%	4.30%
Expected long-term rate of return on plan assets	5.75%	6.00%	6.50%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate (1)	4.25%	4.30%	4.30%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2021, 2020 and 2019:
Discount rate	2.85%	2.55%	3.30%
Rate of compensation increase	4.50%	4.50%	4.50%
Interest crediting rate (1)	4.25%	4.25%	4.30%

(1) 2019 interest crediting rates have been updated to correct previously reported rates.

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2021, 2020 and 2019 are discount rates of 2.40%, 3.25% and 4.30%, respectively, and expected long-term rate of return on plan assets of 6.75%, 6.75% and 7.0%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2021, 2020 and 2019 are discount rates of 2.75%, 2.40% and 3.25%, respectively.

(8)     The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2021 and 2020, was $12,111 million and $12,621 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2021	2020	2019
Health care cost trend rates	6.25%	6.25%	6.25%
Ultimate health care cost trend rate after gradual decrease until 2028	4.50%	4.50%	4.50%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

10)     The expected future benefit payments for the Company’s domestic pension and postretirement plans and other postretirement benefit receipts for the years indicated are as follows:

Years	Amount (1)

(in millions)
2022	$856
2023	882
2024	885
2025	910
2026	928
2027-2031	4,649

(1) Revised to correct amounts reported in the 2021 annual statement.

(11)     The Company anticipates that it will make cash contributions in 2022 of $90 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2021 and 2020.
(13)    The Company does not use an alternative method to amortize prior service amounts or net gains and losses.
(14)    The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.
(15)     For 2021, 2020 and 2019 certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination or their participation in the Voluntary Separation Program that was offered to eligible U.S.-based employees in 2019. The cost associated with these benefits for 2021, 2020 and 2019 was $1 million, $7 million and $27 million, respectively.
(16)    There were no pension plan amendments in 2021 and 2020.
There were postretirement plan amendments of $121 million and $0 million in 2021 and 2020, respectively.
(17)     Refer to Funded Status disclosure in Note 12A(3).
12B.     The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2021 are as follows:

	Pension Investment		Postretirement Investment
	Policy Guidelines		Policy Guidelines
	2021		2021
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	2%	6%	34%	75%
International Stocks	2%	8%	2%	25%
Bonds	49%	64%	9%	43%
Short-Term Investments	0%	13%	0%	27%
Real Estate	2%	17%	0%	0%
Other	5%	33%	0%	0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2021 and 2020 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	1,081	—	1,081
U.S. government securities (state & other)	—	518	—	518
Non U.S. government securities	—	21	—	21
Corporate Debt:
Corporate bonds	—	3,586	—	3,586
Asset-backed	—	23	—	23
Collateralized mortgage obligations	—	570	—	570
Collateralized loan obligation	—	502	—	502
Interest rate swaps (1)	—	(1)	—	(1)
Registered investment companies	85	—	—	85
Other (2)	11	4	42	57
Subtotal-Bonds	96	6,304	42	6,442
Real Estate:
Partnerships	—	—	998	998
Other:
Partnerships	—	—	1,800	1,800
Hedge funds	—	—	1,304	1,304
Subtotal-Other	—	—	3,104	3,104
Net assets in the fair value hierarchy	$96	$6,304	$4,144	$10,544

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,521
Common/collective trusts				1,607
Net assets at fair value				$14,672

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Fair Value Measurements of Pension Plan Assets as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	985	—	985
U.S. government securities (state & other)	—	588	—	588
Non U.S. government securities	—	23	—	23
Corporate Debt:
Corporate bonds	—	4,059	—	4,059
Asset-backed	—	25	—	25
Collateralized mortgage obligations	—	614	—	614
Collateralized loan obligation	—	441	—	441
Interest rate swaps (1)	—	—	—	—
Registered investment companies	97	—	—	97
Other (2)	33	1	35	69
Subtotal-Bonds	130	6,736	35	6,901
Real Estate:
Partnerships	—	—	838	838
Other:
Partnerships	—	—	1,235	1,235
Hedge funds	—	—	1,326	1,326
Subtotal-Other	—	—	2,561	2,561
Net assets in the fair value hierarchy	$130	$6,736	$3,434	$10,300

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,654
Common/collective trusts				1,334
Net assets at fair value				$14,288

1.Interest rate swaps notional amount is $433 million and $13 million for the years ended December 31, 2021 and 2020, respectively.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The Pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2021:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Other U.S. government securities	$—	$—	$—	$—
U.S. government securities (state & other)	—	—	—	—
Non U.S. government securities	—	—	—	—
Corporate Debt:
Corporate bonds	—	—	—	—
Asset-backed	—	—	—	—
Collateralized mortgage obligations	—	—	—	—
Collateralized loan obligation	—	—	—	—
Interest rate swaps	—	—	—	—
Registered investment companies	—	—	—	—
Other (1)	—	—	—	—
Subtotal-Bonds	—	—	—	—
Short Term Investments:
Registered investment companies	114	—	—	114
Net assets in the fair value hierarchy	$114	$—	$—	$114

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				294
Net assets at fair value				408
Variable life insurance policies at contract value				1,163
Total net assets				$1,571

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2020:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Other U.S. government securities	$—	$9	$—	$9
U.S. government securities (state & other)	—	—	—	—
Non U.S. government securities	—	1	—	1
Corporate Debt:
Corporate bonds	—	7	—	7
Asset-backed	—	1	—	1
Collateralized mortgage obligations	—	4	—	4
Collateralized loan obligation	—	4	—	4
Interest rate swaps	—	—	—	—
Registered investment companies	19	—	—	19
Other (1)	—	—	—	—
Subtotal-Bonds	19	26	—	45
Short Term Investments:
Registered investment companies	165	—	—	165
Net assets in the fair value hierarchy	$184	$26	$—	$210

Investments Measured at Net Asset Value, as a practical expedient (2)
Common trusts				279
Net assets at fair value				489
Variable life insurance policies at contract value				1,055
Total net assets				$1,544

1.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
2.The Postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2021 and 2020 is based upon the value of a portfolio of Aa investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 420 Aa-rated bonds across the full range of maturities. Since yields can vary widely at each maturity point, the Company generally avoids using the highest and lowest yielding bonds at the maturity points, so as to avoid relying on bonds that might be mispriced or misrated. This refinement process generally results in having a distribution from the 10th to 90th percentile. The Aa portfolio is then selected and, accordingly, its value is a measure of the benefit obligation at December 31, 2021 and 2020. A single equivalent discount rate is calculated to equate the value of the Aa portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.
The pension and postretirement expected long-term rates of return on plan assets for 2021 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2020. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation and the effect of active management, expenses and the effect of rebalancing. The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation and the effect of active management, expenses and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The Company applied the same approach to the determination of the expected rate of return on plan assets in 2022. The expected rate of return for 2022 is 6.00% and 7.00% for pension and postretirement, respectively.

12E.     The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2021, 2020 and 2019. The matching contributions by the Company included in “Other expenses (benefits)” are $80 million, $82 million and $84 million for 2021, 2020 and 2019, respectively.

12F.    The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/ holding company.

12H.     Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments and Other Postretirement Benefit Subsidy Receipts:

Years	Other Postretirement Benefits	Other Postretirement Benefit Subsidy Receipt
	(in millions)
2022	159	6
2023	160	6
2024	159	6
2025	155	6
2026	149	6
2027-2031	574	26
Total	$1,356	$56

12J.    Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2021, 2020 and 2019, include allocated costs of $0 million, $3 million and $1 million, respectively, associated with employee stock options and $101 million, $91 million and $87 million, respectively, associated with employee restricted stock units, performance shares and performance units issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)    The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2021. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)    New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding December 31. As of December 31, 2021, the Company’s statutory surplus was $19,123 million. For the year ended, December 31, 2021, the Company’s net gain from operations was $964 million.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

In December 2021, the Company paid an ordinary dividend of $1.1 billion to its parent, PFI. The dividend was recorded as dividend to stockholders.
In December 2020, the Company paid an ordinary dividend of $500 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
(C)    The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)    Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.
(E)    In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $196 million and $239 million as of December 31, 2021 and 2020, respectively.
(F)    The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was $3,931 million and $1,467 million as of December 31, 2021 and 2020, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $4,049 million and $3,673 million as of December 31, 2021 and 2020, respectively.
(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2021:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$346	$347	$15
Totals			$350		$346	$347	$15

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$758	—%	$—	$—	7/1/2025
Totals	$29	$758		$—	$—

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$338	N
Totals	$338	$338

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (“SSAP 25”), and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.
Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. On December 30, 2020, the Reinsurer executed a principal redemption in the amount of $500 million and subsequently executed another principal redemption in the amount of $300 million on March 30, 2021. Under the agreement with external counterparties the Company, the issuer, redeemed credit-linked notes issued by Essex LLC, an affiliate. The redemptions left $100 million notes outstanding as of December 31, 2021. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.

Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2021, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2021, $33 million of interest payments have been remitted.

Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $100 million as of December 31, 2021. The fair value of the credit-linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credits linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1.00. As of December 31, 2021 and 2020, the tangible net worth of Pru Funding was $35 million and $28 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. The Company’s maximum potential exposure under this agreement was estimated to be $0 million as of December 31, 2021. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)On December 13, 2005, the Company has entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agrees to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2021 and 2020, the net capital of Pruco Securities was $126 million and $82 million, respectively. On March 20, 2015, the Company paid the maximum amount payable under the guarantee agreement of $10 million to Pruco Securities to maintain the subsidiary’s debt to capital ratio. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)The Company’s Employee Retirement Income Security Act (“ERISA”) - Separate Accounts are managed by the following affiliates: Prudential Investment Management, Inc., Quantitative Management Associates LLC, Prudential Private Placement Investors, L.P., Jennison Associates LLC, and Prudential Mortgage Capital Company, LLC (collectively, the “Advisor Affiliates”). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA’s fiduciary standards.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

7)E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, PALAC. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is $225 million. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 5, 2025.

8)The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2022. The maximum exposure is $1 billion as of December 31, 2021.

9)Metro Retail is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Citizens, N. A. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 20, 2024.

10)The Company is the sole member of GA Collins LLC. GA Collins LLC has issued a guarantee in relation to the acquisition of 2000 Collins, a real estate investment directly owned by GA Collins LLC. The guarantee is issued to the senior mortgage lender, Wells Fargo, N.A. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The Company’s maximum potential exposure under this guarantee is the value of the mortgaged property, with a $1 billion cap. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of October 1, 2022.

11)Thurloe Commercial Guernsey Limited is a real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, Aareal Bank AG. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of March 24, 2023.

12)The Company is the sole member of GA 1600 Commons LLC. GA 1600 Commons LLC has issued a guarantee in relation to the acquisition of 1600 Commons, a real estate investment directly owned by GA 1600 Commons LLC. The guarantee is issued to the senior mortgage lender, New York Life Insurance Company. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the terms of the mortgage, which has a debt maturity of July 10, 2027.

13)PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $2.2 billion as of December 31, 2021, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

14)The Company has entered into a joint venture agreement relating to Gibraltar BSN Holdings SDN BHD (the “BSN JV”) with its joint venture partner setting out their respective rights and obligations with respect to the BSN JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the BSN JV, based on their respective ownership percentages in the BSN JV, if determined by the BSN JV’s Board of Directors to be necessary to (i) fund payments under the agreement pursuant to which the BSN JV acquired an insurance operating subsidiary, (ii) comply with applicable law concerning minimum capital, solvency or similar requirements, or (iii) execute the business plan or capital plan of the BSN JV or for any other reasonable business purpose, provided that until approximately year end 2023 such contributions under this clause (iii) are limited to each party’s pro-rata share of 188.4 million Malaysian Ringgit. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

15)The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$—	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
8	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
9	Guarantee related to Metro Retail Investment	$—	Real Estate, Page 3	(b)	No payments required since inception.
10	Guarantee related to GA Collins LLC	(a)	Other Invested Assets, Page 3	$1,000	No payments required since inception.
11	Guarantee related to Thurloe Commercial Guernsey Limited	$—	Common Stock, Page 3	(b)	No payments required since inception.
12	Guarantee related to 1600 Commons LLC	$—	Real Estate, Page 3	(b)	No payments required since inception.
13	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$2,249	No payments required since inception.
14	Guarantee related to Gibraltar BSN Holdings SDN BHD	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.
15	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.
(d) The separate account is not a separate legal entity from the Company.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021	2020
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$4,474	$4,847
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	4,474	4,847
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$4,474	$4,847

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2021 and 2020, the total amount of the liability related to guaranty fund assessments was $26 million in both periods. As of December 31, 2021 and 2020, the Company also held a related asset of $35 million and $39 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration.
Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2020	$39
Decreases in December 31, 2021:
Premium tax offsets utilized	4
Increases in December 31, 2021:
Additional premium tax offsets applied	—
Assets recognized from paid and accrued premium tax offsets as of December 31, 2021	$35

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $3 million for the year ended December 31, 2021, to settle less than 50 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings relating to aspects of the Company’s businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have been either divested or placed in wind down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
The Company is also subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to the Company and its businesses and products. In addition, the Company, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of the Company’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain. The following is a summary of certain pending proceedings:
Individual Annuities, Individual Life and Group Insurance
Behfarin v. Pruco Life
In July 2017, a putative class action complaint entitled Richard Behfarin v. Pruco Life Insurance Company was filed in the United States District Court for the Central District of California, alleging that the Company imposes charges on owners of universal life policies to cure defaults and/or reinstate lapses, that are inconsistent with the applicable universal life policy. The complaint includes claims for breach of contract, breach of implied covenant of good faith and fair dealing, and violation of California law, and seeks unspecified damages along with declaratory and injunctive relief. In September 2017, the Company filed its answer to the complaint. In September 2018, plaintiff filed a motion for class certification. In October 2019, plaintiff filed: (1) the First Amended Complaint adding Prudential Insurance Company of America and Pruco Life Insurance Company of New Jersey as defendants; and (2) a motion seeking preliminary certification of a settlement class, appointment of a class representative and class counsel, and preliminary approval of the proposed class action settlement. In November 2019, the court issued an order granting the motion for preliminary approval of the settlement. In June 2020, the court issued an order: (i) granting plaintiffs’ motion for certification of the settlement class; (ii) approving the proposed nationwide class settlement agreement; (iii) approving the class notice; (iv) awarding attorneys’ fees and costs to plaintiffs and a reduced incentive award to Behfarin; and (v) dismissing the action with prejudice, but maintaining jurisdiction over the settlement. This matter is now closed.
Moreland, Socorro v. PICA, et al.
In June 2020, a putative class action complaint entitled Socorro Moreland v. The Prudential Insurance Company of America; Pruco Life Insurance Company, was filed in the United States District Court for the Northern District of California, alleging that the Company failed to comply with California laws requiring that life insurance policies issued and delivered in California: (i) provide for a 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide a 30 day written notice of pending lapse; and (iii) notify policyowners of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California law, breach of contract, unfair competition, and bad faith violation of the implied covenant of good faith and fair dealing, and seeks unspecified damages, declaratory and injunctive relief. In August 2020, defendants filed an answer to the complaint and a motion to stay the action pending the California Supreme Court’s decision, in McHugh v. Protective Life Insurance, on the question of whether the California lapse statutes apply to policies that were in force when the statutes went into effect on January 1, 2013, or solely to policies issued after that date. The Moreland court granted defendants’ motion to stay in October 2020. Subsequently, in August 2021, the California Supreme Court in McHugh determined that the California lapse statutes apply to policies that were in force as of January 1, 2013. In October 2021, the Moreland court lifted the stay order.
Escheatment Litigation
Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs.
Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint. In September 2021, the court granted defendants’ motion to dismiss the amended complaint without prejudice. In October 2021, plaintiff filed a second amended complaint asserting claims against defendants under the Employee Retirement Income Security Act of 1974 for breach of fiduciary duty, prohibited transactions and failure to monitor fiduciaries. The second amended complaint seeks declaratory, injunctive and equitable relief, unspecified damages, attorneys’ fees and costs. In December 2021, defendants filed a motion to dismiss the second amended complaint.
Doyle C. Stone v. PFI, et al.
In February 2021, a putative class action complaint entitled Doyle C. Stone v. Prudential Financial, Inc., Pruco Life Insurance Company was filed in the United States District Court for the District of New Jersey. The complaint asserts claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of contract, breach of fiduciary duty, breach of implied duty of good faith and fair dealing, misrepresentation and unjust enrichment based on: (i) the Company’s alleged deficient identification, notification and payment practices for retirement plan participants in transferred group retirement, annuity and insurance plans (“Plan Participants”); and (ii) improper transfer of Plan Participant funds to its own accounts. The putative class includes all Plan Participants from January 2015 to the present. In April 2021, defendants filed a motion to dismiss the complaint. In June 2021, plaintiff filed a notice of voluntary dismissal of the complaint, without prejudice. In August 2021, plaintiff filed a new putative class action complaint in the United States District Court for the District of New Jersey (the “Second Complaint”), asserting claims against Prudential Financial, Inc. and Pruco Life Insurance Company for violation of the New Jersey Consumer Fraud Act, breach of fiduciary duty, unjust enrichment and common law fraud. The putative class includes all Plan Participants from January 2015 until the present. In September 2021, defendants filed a motion to dismiss the Second Complaint. In November 2021, the court issued an order granting defendants’ motion and dismissed plaintiff’s: (i) fraud claims without prejudice; and (ii) breach of fiduciary duty and unjust enrichment claims with prejudice. In January 2022, plaintiff filed a Notice of Voluntary Dismissal With Prejudice that was approved by the Court. This matter is now closed.
Regulatory Matters
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter.
Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

15.     LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2021, future minimum lease payments under non-cancelable operating leases are estimated as follows:

Year	Minimum aggregate rental commitments
(in millions)

2022	$71
2023	54
2024	48
2025	39
2026	14
Total	$226

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2021, 2020 and 2019 was $64 million, $71 million and $78 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2021		2020
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$4	$4	$3	$3
Ordinary - Renewal Business	2,694	2,695	2,544	2,544
Group Life	294	294	287	287
Group Annuity	761	761	551	551
Total	$3,753	$3,754	$3,385	$3,385

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

17.     OTHER DISCLOSURES AND UNUSUAL ITEMS
Other disclosures

On July 21, 2021, PFI entered into an agreement with Great-West pursuant to which PFI has agreed to sell to Great-West its Full Service Retirement business written by the Company and its Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts (“The Great-West Agreement”). The transaction has closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company expects to record a gain on the transaction to be reflected in the second quarter 2022 financial statements.

The Great-West Agreement signed on July 21, 2021 pertains exclusively to the Full-Service business written by the Company and PRIAC and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-Full-Service business written by the Company and PRIAC (the “Excluded Business”). This population of Excluded Business primarily consists of the Company’s and PRIAC’s Institutional Investment Products which includes Longevity Risk Transfer (“LRT” business) products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of PRIAC, PRIAC novated to the Company, through assumption reinsurance, the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the sale. The LRT Excluded Business was novated effective December 31, 2021. The impact of the novation on the Company was an increase in assets of $259 million, an increase in liabilities of $257 million and an increase in surplus of $1 million. The PRT and separate account components of the Excluded Business novated subsequent to December 31, 2021 (effective on February 1, 2022). The estimated impact the PRT and separate account novation will have on the Company upon novation is an increase in assets of $6,848 million, an increase in liabilities of $6,759 million and an increase in surplus of $90 million.

As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to hold additional New York statutory reserves in the future. New York’s version of PBR, which became effective in January 2020, allows for modifications to the NAIC valuation model and New York’s modifications might require the Company to increase its New York Statutory Reserves. If the Company were required to establish material additional reserves on a New York statutory accounting basis or post material amounts of additional collateral with respect to annuity or insurance products, its ability to deploy capital held within the Company for other purposes could be affected.

The Company is subject to an annual fee under section 9010 of the Affordable Care Act (“ACA”). This annual fee is allocated to individual health insurers based on the ratio of the amount of an entity’s net premiums written for health insurance for any U.S. health risk during the preceding calendar year to the aggregate amount of health insurance for any U.S. health risk that is written during the preceding calendar year. For the years ended December 31, 2021 and December 31, 2020, the Company had health insurance premiums subject to the ACA assessment of $1 million. However, because net premiums written in 2021 were less than $25 million, no fee is required. As such, there is no expected impact to risk based capital.

The Company has, consistent with past practice, guaranteed that a minimum amount of $475 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2022, as declared by the Company’s Board of Directors.

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2021		2020
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,401	57.8%	$2,461	67.1%
Stocks	1,396	33.6%	1,022	27.8%
Mortgage loans	—	0.0%	—	0.0%
Real estate	—	0.0%	—	0.0%
Cash and short-term investments	310	7.5%	132	3.6%
Derivatives	8	0.2%	13	0.3%
Other invested assets	41	1.0%	43	1.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$93	$—	$—	$93	1.0%
At book value less current surrender charge of 5% or more (1)	50	—	—	50	0.5%
At fair value	—	—	2,078	2,078	22.0%
Total with market value adjustment or at fair value	143	—	2,078	2,221	23.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,326	—	—	2,326	24.7%
Not subject to discretionary withdrawal	4,879	—	—	4,879	51.8%
Total (Gross: Direct + Assumed)	7,348	—	2,078	9,426	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,347	$—	$2,078	$9,425
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$13	$—	$—	$13

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,011	$1,552	$—	$8,563	6.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,475	34,732	36,207	28.3%
Total with market value adjustment or at fair value	7,011	3,027	34,732	44,770	35.0%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,058	11	—	2,069	1.6%
Not subject to discretionary withdrawal	26,698	54,457	—	81,155	63.4%
Total (Gross: Direct + Assumed)	35,767	57,495	34,732	127,994	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$35,767	$57,495	$34,732	$127,994
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,169	—	7,098	10,267	36.5%
Total with market value adjustment or at fair value	3,169	—	7,098	10,267	36.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	6,954	—	—	6,954	24.8%
Not subject to discretionary withdrawal	10,885	—	—	10,885	38.7%
Total (Gross: Direct + Assumed)	21,008	—	7,098	28,106	100.0%
Reinsurance ceded	4,667	—	—	4,667
Total (Net)	$16,341	$—	$7,098	$23,439
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2021
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$59,455	$—	$—	$59,455
Separate Accounts Annual Statement	—	57,495	43,908	101,403
Total annuity actuarial reserves and deposit liabilities	$59,455	$57,495	$43,908	$160,858

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$97	$—	$—	$97	1.0%
At book value less current surrender charge of 5% or more (1)	105	—	—	105	1.1%
At fair value	—	—	2,006	2,006	20.4%
Total with market value adjustment or at fair value	202	—	2,006	2,208	22.5%
At book value without adjustment (minimal or no charge or adjustment) (2)	2,390	—	—	2,390	24.4%
Not subject to discretionary withdrawal	5,200	—	—	5,200	53.1%
Total (Gross: Direct + Assumed)	7,792	—	2,006	9,798	100.0%
Reinsurance ceded	1	—	—	1
Total (Net)	$7,791	$—	$2,006	$9,797
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$6	$—	$—	$6

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$7,238	$1,649	$—	$8,887	7.3%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	1,345	31,821	33,166	27.1%
Total with market value adjustment or at fair value	7,238	2,994	31,821	42,053	34.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,874	11	—	1,885	1.5%
Not subject to discretionary withdrawal	25,961	52,621	—	78,582	64.1%
Total (Gross: Direct + Assumed)	35,073	55,626	31,821	122,520	100.0%
Reinsurance ceded	—	—	—	—
Total (Net)	$35,073	$55,626	$31,821	$122,520
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	3,236	—	6,484	9,720	32.3%
Total with market value adjustment or at fair value	3,236	—	6,484	9,720	32.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	7,102	—	—	7,102	23.6%
Not subject to discretionary withdrawal	13,280	—	—	13,280	44.1%
Total (Gross: Direct + Assumed)	23,618	—	6,484	30,102	100.0%
Reinsurance ceded	4,801	—	—	4,801
Total (Net)	$18,817	$—	$6,484	$25,301
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2020
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$61,681	$—	$—	$61,681
Separate Accounts Annual Statement	—	55,626	40,311	95,937
Total annuity actuarial reserves and deposit liabilities	$61,681	$55,626	$40,311	$157,618

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$67	$92	$120	$71	$93	$125
Universal Life	2,476	2,543	2,711	2,479	2,539	2,709
Universal Life with Secondary Guarantees	4,565	3,927	13,142	4,775	4,050	12,656
Indexed Universal Life	—	—	8	409	372	505
Indexed Universal Life with Secondary Guarantees	431	402	524	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	1,767	1,913	2,163	1,767	1,926	2,188
Variable Universal Life	1,551	1,548	1,830	1,508	1,502	1,773
Miscellaneous Reserves	—	72,272	73,401	—	69,396	70,595

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			4,329			4,311
Accidental Death Benefits			530			543
Disability - Active Lives			217			209
Disability - Disabled Lives			482			511
Miscellaneous Reserves			1,345			1,399
Total (Gross: Direct + Assumed)	10,857	82,697	100,802	11,009	79,878	97,524
Reinsurance Ceded	4,471	47,067	59,664	4,678	48,180	60,227
Total (Net)	$6,386	$35,630	$41,138	$6,331	$31,698	$37,297

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Separate Account - Guaranteed
	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	1,994	1,994	1,994	2,042	2,042	2,042
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	1,994	1,994	1,994	2,042	2,042	2,042
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$1,994	$1,994	$1,994	$2,042	$2,042	$2,042

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Separate Account - Nonguaranteed
	2021			2020
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	13,704	13,701	13,704	12,169	12,166	12,169
Variable Universal Life	25,046	25,046	25,046	24,878	24,878	24,878
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	38,750	38,747	38,750	37,047	37,044	37,047
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$38,750	$38,747	$38,750	$37,047	$37,044	$37,047

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	2021
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$41,138	$—	$—	$41,138
Separate Accounts Annual Statement	—	1,994	38,750	40,744
Total life actuarial reserves	$41,138	$1,994	$38,750	$81,882

	2020
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$37,297	$—	$—	$37,297
Separate Accounts Annual Statement	—	2,042	37,047	39,089
Total life actuarial reserves	$37,297	$2,042	$37,047	$76,386

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

20.     FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2021 and 2020, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market input from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate (“SOFR”), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over London Interbank Offered Rates (“LIBOR”) into the discount rate used in determining the fair value of OTC derivative assets and liabilities after taking into account collateral.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Separate account assets at fair value -Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.
(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2021:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$439	$—	$8	$—	$447

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	548	—	—	548

Preferred stock:
Industrial and Misc	—	—	99	—	99

Common stock:
Industrial and Misc	278	84	194	—	556

Derivative assets: (b)
Currency swaps	—	226	—	—	226
Interest rate swaps	—	2,578	—	—	2,578
Total return swaps	—	23	—	—	23
Options	—	93	6	—	99
Currency forwards	—	56	—	—	56

Total Derivative assets	—	2,976	6	—	2,982

Separate account assets (a)	12,621	76,328	1,295	24,544	114,788

Total assets at fair value	$13,338	$79,936	$1,602	$24,544	$119,420

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$32	$—	$—	$32
Interest rate swaps	—	1,391	—	—	1,391
Total return swaps	—	57	—	—	57
Options	—	21	—	—	21
Credit default swaps	—	—	—	—	—
Currency forwards	—	35	—	—	35

Total Derivative liabilities	—	1,536	—	—	1,536

Total liabilities at fair value	$—	$1,536	$—	$—	$1,536

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2020:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$201	$—	$3	$—	$204

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	668	—	—	668

Preferred stock:
Industrial and Misc	—	—	2	—	2

Common stock:
Industrial and Misc	11	148	148	—	307

Derivative assets: (b)
Currency swaps	—	53	—	—	53
Interest rate swaps	—	4,018	—	—	4,018
Total return swaps	—	59	—	—	59
Options	—	140	2	—	142
Currency forwards	—	—	—	—	—

Total Derivative assets	—	4,270	2	—	4,272

Separate account assets (a)	11,492	77,626	1,072	21,739	111,929

Total assets at fair value	$11,704	$82,712	$1,227	$21,739	$117,382

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$95	$—	$—	$95
Interest rate swaps	—	2,282	—	—	2,282
Total return swaps	—	153	—	—	153
Options	—	31	—	—	31
Credit default swaps	—	7	—	—	7
Currency forwards	—	50	—	—	50

Total Derivative liabilities	—	2,618	—	—	2,618

Total liabilities at fair value	$—	$2,618	$—	$—	$2,618

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

(2)    The tables below provide the following data as of December 31, 2021 and 2020:

a.     Summary of the changes in fair value of Level 3 assets and liabilities.
b.     The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2021	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2021

	(in millions)
Bonds:
Industrial and Misc	$3	$3	$(3)	$(1)	$—	$6	$—	$—	$—	$8
Preferred stock:
Industrial and Misc	2	11	—	5	19	144	—	(71)	(11)	99
Common stock:
Industrial and Misc	148	—	—	7	3	47	—	(11)	—	194
Derivatives	2	—	—	—	4	—	—	—	—	6
Separate account assets (a)	1,072	68	(95)	12	213	66	—	(27)	(14)	1,295
Total Assets	$1,227	$82	$(98)	$23	$239	$263	$—	$(109)	$(25)	$1,602

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2020	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2020

	(in millions)
Bonds:
Industrial and Misc	$23	$4	$(22)	$—	$(2)	$—	$—	$—	$—	$3
Preferred stock:
Industrial and Misc	2	3	(2)	—	(1)	—	—	—	—	2
Common stock:
Industrial and Misc	143	—	—	1	—	9	—	(5)	—	148
Derivatives	19	—	—	—	—	—	—	(17)	—	2
Separate account assets (a)	980	98	(35)	(54)	158	114	—	(103)	(86)	1,072
Total Assets	$1,167	$105	$(59)	$(53)	$155	$123	—	$(125)	$(86)	$1,227

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were $30 million and ($1) million as of December 31, 2021 and 2020, respectively.
Unrealized gains for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were $3 million and $101 million as of December 31, 2021 and 2020, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2021.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2021:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$107,196	$97,581	$439	$103,093	$3,664	$—	$—
Unaffiliated preferred stock	168	158	—	50	118	—	—
Unaffiliated common stock	556	555	278	84	194	—	—
Mortgage loans	21,891	21,125	—	—	21,891	—	—
Real estate	594	415	—	—	594	—	—
Contract loans	2,943	2,943	—	—	2,943	—	—
Cash and short-term investments	6,473	6,540	1,821	4,339	313	—	—
Derivative financial instruments	4,359	3,709	58	4,295	6	—	—
Other invested assets	113	88	—	82	31	—	—
Separate accounts	164,989	161,305	12,666	116,352	11,427	24,544	—
Liabilities:
Deposit-type contracts (1)	$16,338	$16,341	$—	$14,168	$2,170	$—	$—
Notes payable and other borrowings	65	65	—	65	—	—	—
Securities sold under agreement to repurchase	6,907	6,907	—	6,907	—	—	—
Cash collateral held for loaned securities	3,892	3,892	—	3,892	—	—	—
Derivative financial instruments	1,770	1,730	3	1,767	—	—	—
Separate account liabilities-investment contracts	98,677	102,795	—	38,660	60,017	—	—

(1) Revised to correct amounts reported in the 2021 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2020:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$111,415	$97,336	$301	$107,673	$3,441	$—	$—
Unaffiliated preferred stock	62	51	—	31	31	—	—
Unaffiliated common stock	306	306	11	147	148	—	—
Mortgage loans	22,467	21,501	—	—	22,467	—	—
Real estate	702	470	—	—	702	—	—
Contract loans	2,937	2,937	—	—	2,937	—	—
Cash and short-term investments	4,539	4,539	1,125	3,279	135	—	—
Derivative financial instruments	5,611	4,896	20	5,589	2	—	—
Other invested assets	117	92	—	83	34	—	—
Separate accounts	162,016	156,445	11,734	117,113	11,430	21,739	—
Liabilities:
Deposit-type contracts	$19,314	$18,817	$—	$15,781	$3,533	$—	$—
Notes payable and other borrowings	181	181	—	181	—	—	—
Securities sold under agreement to repurchase	7,562	7,562	—	7,562	—	—	—
Cash collateral held for loaned securities	3,146	3,146	—	3,146	—	—	—
Derivative financial instruments	3,289	3,157	—	3,289	—	—	—
Separate account liabilities-investment contracts (1)	97,562	98,161	—	30,062	67,500	—	—

(1) Amounts for 2020 have been revised to correct previously reported amounts.

Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Notes payable and other borrowing - The fair value of debt is generally determined by either prices obtained from independent pricing services, which are validated by the Company, or discounted cash flow models. Discounted cash flow models predominately use market observable inputs such as the borrowing rates currently available to the Company for debt and financial instruments with similar terms and remaining maturities. For commercial paper issuances and other debt with a maturity of less than 90 days, the carrying value approximates fair value.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2021			December 31, 2020
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

(in millions)
US treasury and obligation of US governments	$—	$—	$—	$—	$—	$—
Corporate securities	8	—	8	3	—	3
Asset-backed securities	—	—	—	—	—	—
Residential mortgage-backed securities	—	—	—	—	—	—
Equity securities	259	34	293	146	4	150

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2021
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$8	Discounted Cash Flow	Discount Rate	20%

Equity Securities	$24	Market Comparables	EBITDA multiples
		Net Asset Value
		Discounted Cash Flow

	December 31, 2020
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$3	Discounted Cash Flow	Discount Rate	20%

Equity Securities	$17	Cost
		Market Comparables	EBITDA multiples
		Net Asset Value

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

21.     DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2021, 2020 and 2019 were $123 million, $264 million and $168 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,392 million, $1,118 million and $1,471 million for the years ended December 31, 2021, 2020 and 2019, respectively. This represented 60%, 53% and 58% of the total net premiums written for group life for the years ended December 31, 2021, 2020 and 2019, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $97 million, $45 million and $133 million for the years ended December 31, 2021, 2020 and 2019, respectively. This represented 6%, 3% and 10% of the total net premiums written for group accident and health for the years ended December 31, 2021, 2020 and 2019, respectively.
23.     PARTICIPATING POLICIES
For the period ended December 31, 2021, 2020 and 2019, premiums under individual and group accident and health participating policies were $2 million, $2 million and $3 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2021, 2020 and 2019.
For the period ended December 31, 2021, 2020 and 2019, premiums under individual life participating policies were $8 million, $9 million and $10 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of ($18) million, ($147) million and ($167) million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2021, 2020 and 2019, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2021 and 2020. Approximately 39% at December 31, 2021 and 2020 of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2021 and 2020, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2021 and 2020, the Company had $2.5 billion and $2.7 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for assumed dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 25% and 26% of the reserves at December 31, 2021 and 2020, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2005 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 72% and 74% of the individual annuity reserves at December 31, 2021 and 2020, respectively. The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
The Company adopted VM-21 requirements applicable to the 2020 NAIC Valuation Manual effective January 1, 2020. The impact of the change in the valuation basis was a benefit of $83 million which was comprised of a $72 million decrease in the final general account statutory reserve as of January 1, 2020 as well as an $11 million decrease in separate account CARVM reserve due to MODCO reinsurance. The change in valuation basis in separate account CRVM was recorded in “Other changes, (net)” on the Company's Statement of Operations and Changes in Capital and Surplus.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the maximum statutory valuation interest rate appropriate for the guarantee duration of the Structured Settlement Annuity. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract. A statutory basis change was filed in 2019 for a single longevity reinsurance contract. See below for additional information related to the change in valuation basis.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.0% to 6.75% as of December 31, 2021 and from 2.25% to 6.75% as of December 31, 2020. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2021 and 2020, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2021 and 2020 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 4.5% as of December 31, 2021 and 2020, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2021 and 2020 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 5.5% as of December 31, 2021 and 2020, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2017 Milliman Long Term Care Guidelines with modification for company experience for 2021 and 2020. Interest rates range from 3.0% to 4.5% as of December 31, 2021 and 2020, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table and interest rates ranging from 3.5% to 5.5% as of December 31, 2021 and 2020. For Disable Life Reserve, MetLife Termination Experience is used with interest rates ranging from 3.0% to 3.5% as of December 31, 2021 and 2020. For claims incurred in 2020 or prior, the rate is 3.5%; and for claims incurred in 2021, the rate is 3.0%.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior, the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 through 2020, and the 2013 IDI table with interest rate 3.0% for disability year 2021. This applies to both Active life and Disable life reserves as of as of December 31, 2021 and 2020.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2021 and 2020.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $900 million and $1,050 million at December 31, 2021 and 2020, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

The Tabular Interest has been determined by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.
The international insurance business released $185 million of reserves in 2019 after receiving approval from the NJDOBI for a statutory basis change. The basis change reflected a change to the 1952 Disability Incidence table used to calculate Active Life Disability Waiver of Premium (“WP”) reserves. All policies reinsured from Prudential of Japan and Prudential Gibraltar Financial Life into PICA have the WP rider and reflect the updated basis change. Of the total $185 million reserves, $45 million is attributed to Active Life WP and $140 million is attributed to a reduction in Deficiency reserves. Due to the law not prescribing incidence rates after age 64, the original polynomial extrapolation approach was replaced with a constant flat incidence rate for ages 64 and above to better align with Japanese experience.
As of December 31, 2021, there was no change in the general account reserves as a result of a change in valuation basis.
As of December 31, 2020, the change in the general account reserves for individual annuities (excluding the impact of separate account CARVM) due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year, was a decrease of $72 million which was due to the following:

Valuation Basis		Individual Annuities	Total

Change From	Change To	(in millions)
VACARVM under prior VM-21	VACARVM under new VM-21	$(72)	$(72)
	Total	$(72)	$(72)
As of December 31, 2019, the change in the general account reserves for ordinary life insurance and group annuities due to a change in valuation basis applicable to policies or contracts issued prior to January 1 of the current year was a decrease of $185 million which was due to the following:

Valuation Basis		Ordinary Life Insurance	Group Annuities	Total

Change From	Change To	(in millions)
1952 Disability Table with Polynomial Extrapolation of Incidence Rates post-age 64	1952 Disability Table with Flat Incidence Rates post-age 64	$(185)	$—	$(185)
S1PxA CMI 2013 3.50%	S2PxA CMI 2017 3.00%	—	—	—
	Total	$(185)	$—	$(185)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

25.     SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $161 billion and $156 billion as of December 31, 2021 and 2020, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets*		Separate Account Assets (Not Legally Insulated)
	2021	2020	2021	2020
	(in millions)
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	$9,849	$—	$—	$—
Pension Risk Transfer Group Annuity Contracts - Reclassed to the General Account for GAAP	47,062	—	435	—
Group Annuity Contracts - Not reclassed to the General Account	45,876	53,278	17	16
Group Annuity Contracts - Reclassed to the General Account for GAAP	8	44,883	1	413
Group Variable Universal Life	175	152	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	41,555	43,020	12	9
Registered Group Flexible Premium Variable Life Insurance Contract	8	7	—	1
Variable Life	13,969	12,412	29	22
Variable Annuity	2,302	2,227	7	5
Total	$160,804	$155,979	$501	$466

*In addition to assets supporting contract holder liabilities, the legally insulated assets above include assets supporting other liabilities. The majority of these other liabilities relate to payable for securities purchased and cash collateral held for loaned securities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2021 and 2020, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $2.4 billion in both periods. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $23 million, $20 million and $21 million as of December 31, 2021, 2020 and 2019, respectively.

The Company’s General Account has paid $16 million, $22 million and $24 million towards Separate Account guarantees for the years ended December 31, 2021, 2020 and 2019, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2021 and 2020, the market value of loaned securities within the Separate Accounts was $2.7 billion and $3.3 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2021
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2021	$5,216	$211	$11,033	$16,460
Reserves as of 12/31/2021
For accounts with assets at:
Market Value	$12,693	$—	$82,659	$95,352
Amortized Cost	27,654	19,142	—	46,796
Total Reserves	$40,347	$19,142	$82,659	$142,148

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$2,986	$35	$—	$3,021
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	2,000	—	82,659	84,659
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	4,997	35	82,659	87,691
Not subject to discretionary withdrawal	35,350	19,107	—	54,457
Total	$40,347	$19,142	$82,659	$142,148

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2020
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2020	$792	$1,094	$6,814	$8,700
Reserves as of 12/31/2020
For accounts with assets at:
Market Value	$13,356	$—	$77,358	$90,714
Amortized Cost	22,881	21,431	—	44,312
Total Reserves	$36,237	$21,431	$77,358	$135,026

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$3,112	$38	$—	$3,150
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,886	—	77,358	79,244
At book value without MV adjustment and with current surrender charge of less than 5%	11	—	—	11
Subtotal	5,009	38	77,358	82,405
Not subject to discretionary withdrawal	31,228	21,393	—	52,621
Total	$36,237	$21,431	$77,358	$135,026

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2021	2020	2019
	(in millions)
Transfers to Separate Accounts	$16,208	$8,476	$14,229
Transfers from Separate Accounts	18,127	14,339	18,809
Net transfers to (from) Separate Accounts	$(1,919)	$(5,863)	$(4,580)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY
The following table presents amounts as reported in the Annual Statement filed with the Department and the prior year adjustments made to the audited statutory financial statements as of December 31, 2021:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Operations and Changes in Capital and Surplus:

Capital and Surplus, Beginning of Period	$11,597	$174	$11,771
Change in net unrealized capital gains (losses)	2,622	(158)	2,464
Change in nonadmitted assets	(353)	(23)	(376)
Other changes, net	280	7	287
Net change in capital and surplus	7,526	(174)	7,352
Capital and Surplus, End of Period	19,123	—	19,123

The following tables present amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2020:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Admitted Assets, Liabilities and Capital and Surplus:

Assets:
Common stocks	$7,398	$158	$7,556
Current federal income tax recoverable	25	(7)	18
Net deferred tax asset	1,528	23	1,551
Total Assets	310,653	174	310,827

Capital and Surplus:
Unassigned surplus	9,575	174	9,749
Total Capital and surplus	11,597	174	11,771
Total Liabilities, Capital and Surplus	310,653	174	310,827

Statements of Operations and Changes in Capital and Surplus:

Income tax expense (benefit)	23	7	30
Income (Loss) From Operations	1,975	(7)	1,968
Net Income (Loss)	1,770	(7)	1,763

Change in net unrealized capital gains (losses)	(544)	158	(386)
Change in nonadmitted assets	(57)	23	(34)
Net change in capital and surplus	114	174	288
Capital and Surplus, End of Period	11,597	174	11,771

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2021, 2020 AND 2019

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Cash Flows:

Cash Flows from Operating Activities:
Premiums and annuity considerations	$24,273	$79	$24,352
Separate account transfers	6,702	(79)	6,623

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Investment Income Earned:
U.S. Government Bonds	$313
Other bonds (unaffiliated)	3,186
Bonds of affiliates	90
Preferred stocks (unaffiliated)	4
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	7
Common stocks of affiliates	192
Mortgages loans	858
Real estate	150
Premium notes, policy loans and liens	140
Cash, cash equivalents and short-term investments	15
Derivative instruments	141
Other invested assets	693
Aggregate write-ins for investment income	16
Gross investment income	$5,805

Real Estate Owned - Book Value less Encumbrances	$415

Mortgage Loans - Book Value:
Agricultural mortgages	$3,042
Residential mortgages	—
Commercial mortgages	18,050
Mezzanine loans	33
Total mortgage loans	$21,125

Mortgage Loans by Standing - Book Value:
Good standing	$21,125
Good standing with restructured terms	—
Interest overdue more than three months, not in foreclosure	—
Foreclosure in process	—
Total mortgage loans	$21,125

Other Long Term Assets - Statement Value	$8,958

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,439
Preferred stocks	$—
Common stocks	$12,736

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$11,213
Over 1 year through 5 years	26,339
Over 5 years through 10 years	20,901
Over 10 years through 20 years	16,996
Over 20 years	27,041
Total by Maturity	$102,490

Bonds by NAIC Designation - Statement Value:
NAIC 1	$60,130
NAIC 2	35,585
NAIC 3	4,072
NAIC 4	1,969
NAIC 5	609
NAIC 6	125
Total by NAIC Designation	$102,490

Total Bonds Publicly Traded	$71,949
Total Bonds Privately Placed	$30,541

Preferred Stocks - Statement Value	$158
Common Stocks - Market Value	$13,292
Short-Term Investments - Book Value	$2,691
Options, Caps & Floors Owned - Statement Value	$—
Options, Caps & Floors Written and In Force - Statement Value	$—
Collar, Swap & Forward Agreements Open - Statement Value	$1,975
Futures Contracts Open - Current Value	$—
Cash on Deposit	$960

Life Insurance in Force:
Industrial	$1,928
Ordinary	$1,230,344
Credit Life	$—
Group Life	$2,110,681

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$28,371

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,843
Ordinary	$41,510
Credit Life	$—
Group Life	$806,145

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$3,308
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,906
Income Payable	$60
Group - Involving Life Contingencies Income Payable	$14

Annuities:
Ordinary
Immediate - Amount of Income Payable	$284
Deferred - Fully Paid Account Balance	$22,704
Deferred - Not Fully Paid Account Balance	$223

Group
Amount of Income Payable	$1,153
Fully Paid Account Balance	$9,150
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Group	$1,598
Credit	$—
Other	$235

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,048
Dividend Accumulations - Account Balance	$78

Claim Payments 2021:
Group Accident and Health
2021	$331
2020	$537
2019	$625
Other Accident & Health
2021	$12
2020	$38
2019	$55
Other Coverages that use developmental methods to calculate claims reserves
2021	$—
2020	$—
2019	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$162,999

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Common Stock - PRUCO Life Insurance Company	$5,955	3.7%
Joint Venture - Ironbound Fund LLC	$1,658	1.0%
Common Stock - Prudential Retirement Insurance and Annuity Company	$1,495	0.9%
Long Term Bonds - Prudential Realty Secs	$1,021	0.6%
Joint Venture - Prudential Impact Investments Private Equity LLC	$638	0.4%
Cash Equivalents - Dryden Core Fund	$548	0.3%
Long Term Bonds/Common Stock - ISHARES	$543	0.3%
Common Stock - Prudential Realty Securities, Inc	$529	0.3%
Long Term Bonds - Bank of America Corp	$448	0.3%
Long Term Bonds - Wells Fargo Commercial Mortgage	$400	0.2%
Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$60,130	36.9%	P/RP-1	$44	0.0%
NAIC-2	$35,585	21.8%	P/RP-2	$4	0.0%
NAIC-3	$4,072	2.5%	P/RP-3	$—	0.0%
NAIC-4	$1,969	1.2%	P/RP-4	$—	0.0%
NAIC-5	$609	0.4%	P/RP-5	$96	0.1%
NAIC-6	$125	0.1%	P/RP-6	$14	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$26,838	16.5%
Foreign-currency-denominated investments	$9,355	5.7%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$22,861	14.0%
Countries rated NAIC-2	$3,631	2.2%
Countries rated NAIC-3 or below	$346	0.2%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: Cayman Islands	$5,944	3.6%
Country: United Kingdom	$4,937	3.0%

Countries rated NAIC- 2:
Country: Italy	$1,317	0.8%
Country: Mexico	$1,015	0.6%

Countries rated NAIC-3 or below:
Country: Colombia	$195	0.1%
Country: Costa Rica	$76	0.0%

Aggregate unhedged foreign currency exposure:	$714	0.4%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$675	0.4%
Countries rated NAIC-2	$39	0.0%
Countries rated NAIC-3 or below	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$344	0.2%
Country 2: Chile	$241	0.1%

Countries rated NAIC-2:
Country 1: Italy	$39	0.0%
Country 2:	$—	0.0%

Countries rated NAIC-3 or below:
Country 1:	$—	0.0%
Country 2:	$—	0.0%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - BENEFIT STREET PARTNERS	$272	0.2%
NAIC - 1 - SIEMENS FINANCIERINGSMAATSCHAP CORP FOREIGN	$263	0.2%
NAIC - 2 - Ferrero International S.A.	$255	0.2%
NAIC - 1 - Cathedral Lake Ltd	$252	0.2%
NAIC - 1 - Prudential Chile II Spa	$241	0.1%
NAIC - 1 - PNB PARIBAS	$213	0.1%
NAIC - 2 - De'Longhi Spa	$211	0.1%
NAIC - 1 - CIFC	$207	0.1%
NAIC - 3 - Interhoerbiger Finanz AG	$200	0.1%
NAIC - 1 - SHELL INTERNATIONAL FINANCE	$198	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

PRUCO Life Insurance Company	$5,955	3.7%
Colico Inc	$2,297	1.4%
Ironbound Fund LLC	$1,658	1.0%
Prudential Retirement Insurance and Annuity Company	$1,495	0.9%
Orchard Street Acres Inc.	$1,283	0.8%
Prudential Impact Investments Private Equity LLC	$638	0.4%
Colico II Inc	$587	0.4%
Prudential Realty Securities, Inc.	$529	0.3%
Prudential Legacy Insurance Company of New Jersey	$300	0.2%
Prudential Capital Partners V, L.P.	$239	0.1%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Prudential Capital Partners V, L.P.	$239	$239	$—
Peak Reinsurance Holdings Ltd	$137	$—	$137
PGIM Real Estate Asia Core	$120	$—	$120
The Veritas Capital Fund VI, LP	$113	$113	$—
Federal Home Loan Bank of NY	$81	$—	$81
NNE Holding LLC	$73	$—	$73
Energy Harbor Corp.	$34	$—	$34
Bowline Energy LLC	$24	$—	$24
Tortoise Energy Infra Corp.	$20	$—	$20
Camira Group Holdings Ltd	$16	$—	$16

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

AG William H. Gates, III	$426	0.3%
COMM The Blackstone Group	$272	0.2%
76618 COMM Stockbridge Capital Group, LLC	$193	0.1%
AG The Wonderful Company, LLC	$168	0.1%
COMM Corporate Properties of the Americas, LP	$165	0.1%
AG ARBEJDSMARKEDETS TILLÆGSPENSION	$165	0.1%
COMM C.J. SEGERSTROM & SONS	$150	0.1%
77825 COMM Stockbridge Capital Group, LLC	$148	0.1%
COMM MetLife Real Estate Investors	$144	0.1%
COMM Oxford Properties Group	$138	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$71	0.0%
Mortgage loans over 90 days past due	$—	0.0%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$—	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Book Value	Percentage	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$11	0.0%	$—	0.0%
91% to 95%	$—	0.0%	$38	0.0%	$—	0.0%
81% to 90%	$—	0.0%	$112	0.1%	$—	0.0%
71% to 80%	$—	0.0%	$2,771	1.7%	$—	0.0%
Below 70%	$—	0.0%	$15,151	9.3%	$3,042	1.9%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$—	0.0%	$4,319	$4,158	$4,073
Repurchase agreements	$—	0.0%	$5,412	$5,401	$5,469
Reverse repurchase agreements	$—	0.0%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—
The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$—	0.0%	$—	0.0%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$1,007	0.6%	$882	$873	$978
Income Generation	$—	0.0%	$—	$—	$—
Replications	$1,935	1.2%	$1,110	$1,740	$6,590
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$309	0.2%	$308	$300	$310
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$6,333	4.1%	$6,333	4.1%
All other governments	3,322	2.1%	3,322	2.1%
U.S. states, territories and possessions, etc. guaranteed	273	0.1%	273	0.1%
U.S. political subdivisions of states, territories, and possessions, guaranteed	396	0.3%	396	0.3%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	6,277	4.0%	6,277	4.0%
Industrial and miscellaneous	77,033	49.7%	77,033	49.7%
Hybrid securities	281	0.2%	281	0.2%
Parent, subsidiaries and affiliates	2,439	1.6%	2,439	1.6%
SVO identified funds	—	0.0%	—	0.0%
Unaffiliated Bank loans	1,227	0.8%	1,227	0.8%
Total long-term bonds	$97,581	62.9%	$97,581	62.9%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$158	0.1%	$158	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	0.0%
Total preferred stocks	$158	0.1%	$158	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$553	0.4%	$553	0.4%
Industrial and miscellaneous Other (Unaffiliated)	3	0.0%	3	0.0%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	0.0%
Parent, subsidiaries and affiliates Other	12,736	8.2%	12,736	8.2%
Mutual funds	—	0.0%	—	0.0%
Unit investment trusts	—	0.0%	—	0.0%
Closed-end funds	—	0.0%	—	0.0%
Total common stocks	$13,292	8.6%	$13,292	8.6%

.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2021

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$3,042	2.0%	$3,042	2.0%
Residential properties	—	0.0%	—	0.0%
Commercial loans	18,050	11.6%	18,050	11.6%
Mezzanine real estate loans	33	0.0%	33	0.0%
Total mortgage loans	$21,125	13.6%	$21,125	13.6%

Real estate investments:
Property occupied by company	$268	0.2%	$268	0.2%
Property held for production of income	147	0.1%	147	0.1%
Property held for sale	—	0.0%	—	0.0%
Total real estate	$415	0.3%	$415	0.3%

Cash, cash equivalents and short-term investments:
Cash	$960	0.6%	$960	0.6%
Cash equivalents	2,889	1.9%	2,889	1.9%
Short-term investments	2,691	1.7%	2,691	1.7%
Total cash, cash equivalents and short-term investments	$6,540	4.2%	$6,540	4.2%

Policy Loans	$2,943	1.9%	$2,943	1.9%
Other invested assets	8,958	5.8%	8,958	5.8%
Derivatives	3,709	2.4%	3,709	2.4%
Receivables for securities	224	0.1%	224	0.1%
Cash collateral for variation margin	88	0.1%	88	0.1%
Total Invested Assets	$155,033	100.0%	$155,033	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2021

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4. Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5. Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2021 and 2020, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2021, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2021 and 2020, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2021, in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”) described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2021 and 2020, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2021.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Emphasis of Matters

As discussed in Note 10 to the financial statements, the Company has entered into significant transactions with Prudential Financial, Inc. and other affiliated entities, all related parties.

As discussed in Note 24 to the financial statements, in 2020 the Company changed the valuation basis for reserves for variable annuity policies; and in 2019, for disability waiver of premium reserves related to policies written in Japan.

Our opinion is not modified with respect to these matters.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the statutory financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively, the “supplemental schedules”) of the Company as of December 31, 2021 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the statutory financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the statutory financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the statutory financial statements or to the statutory financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the statutory financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York

April 7, 2022

PART C—OTHER INFORMATION

ITEM 27.	EXHIBITS

(a)	Resolution of the Board of Directors of The Prudential Insurance Company of America establishing The Prudential Variable Contract Account-11.	Filed herewith.

(c)	(1) Agreement Relating to the Sale of Certain Contracts on a Variable Basis between Prudential and The Prudential Variable Contract Account-11.	Incorporated by reference to Exhibit (5) to Post-Effective Amendment No. 33 to this Registration Statement filed April 30, 1999.

	(2) Agreement for the Sale of VCA 11 Contracts between Prudential, The Prudential Variable Contract Account-11 and Prudential Investment Management Services LLC.	Incorporated by reference to Exhibit 05(iii) to Post-Effective Amendment No. 29 to this Registration Statement filed May 1, 1997.

(d)	(1)(i) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuities.	Incorporated by reference to Exhibit 6(i)(a) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(1)(ii) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit 6(i)(b) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(1)(iii) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit 6(i)(c) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(1)(iv) Specimen Copy of Group Annuity Contract Form GVA-1000 for individual retirement annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit 6(i)(d) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(1)(v) Specimen Copy of Group Annuity Amendment Form GAA-7793 for individual retirement annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit 6(i)(e) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(i) Specimen Copy of Group Annuity Contract Form GVA-120-82 for tax-deferred annuities with modifications for certain tax changes and the exchange offer.	Incorporated by reference to Exhibit 6(ii)(a) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(ii) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1987.	Incorporated by reference to Exhibit 6(ii)(b) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(iii) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1988.	Incorporated by reference to Exhibit 6(ii)(c) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(iv) Specimen Copy of Group Annuity Contract Form GVA-120-87 for tax-deferred annuity contracts issued after May 1, 1990.	Incorporated by reference to Exhibit 6(ii)(d) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(2)(v) Specimen Copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuity contracts issued before May 1, 1990.	Incorporated by reference to Exhibit 6(ii)(e) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(i) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plans.	Incorporated by reference to Exhibit 6(iii)(a) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

1

	(3)(ii) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1987.	Incorporated by reference to Exhibit 6(iii)(b) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(iii) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1988.	Incorporated by reference to Exhibit 6(iii)(c) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(iv) Specimen Copy of Group Annuity Contract Form GVA-1010 for deferred compensation plan contracts issued after May 1, 1990.	Incorporated by reference to Exhibit 6(iii)(d) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(v) Specimen Copy of Group Annuity Amendment Form GAA-7792 for deferred compensation plan contracts issued before May 1, 1990.	Incorporated by reference to Exhibit 6(iii)(e) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(3)(vi) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10(iii)(f) to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account-10 filed April 30, 1995 (File No. 2-76580).

	(3)(vii) Specimen Copy of Group Annuity Contract Form GAA-7900-DefComp-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10(iii)(g) to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account-10 filed April 30, 1995 (File No. 2-76580).

	(3)(viii) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10(iii)(h) to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account-10 filed April 30, 1995 (File No. 2-76580).

	(3)(ix) Specimen Copy of Group Annuity Contract Form GAA-7900-Secular-1 for deferred compensation plan contracts issued before May 1, 1996.	Incorporated by reference to Exhibit 10(iii)(i) to Post-Effective Amendment No. 27 to the Registration Statement of The Prudential Variable Contract Account-10 filed April 30, 1995 (File No. 2-76580).

	(4) Specimen Copy of Group Annuity Contract Form GVA-110-82 for Keogh Plans.	Incorporated by reference to Exhibit 6(iv) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(5)(i) Specimen Copy of Group Annuity Contract Form GVA-7454 for Participants governed by the Texas Optional Retirement Program.	Incorporated by reference to Exhibit 6(v) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(5)(i) Modifications for certain tax changes.	Incorporated by reference to Exhibit 6(v)(a) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

	(6) Specimen Copy of Group Annuity Contract Form GVA-1010 for non-qualified deferred compensation plans.	Incorporated by reference to Exhibit 6(vi) to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

(e)	Application and Enrollment Forms as revised for use after May 1, 1991.	Incorporated by reference to Exhibit 7 to Post-Effective Amendment No. 28 to this Registration Statement filed February 28, 1997.

(f)	(1) Copy of the Charter of Prudential, as amended and restated as of July 19, 2004.	Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 23 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 11, 2016 (File No. 333-23271).

2

	(2) Copy of the By-Laws of Prudential, as amended as of November 14, 2017.	Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 10, 2018 (File No. 333-23271).

(k)	Opinion and Consent of Counsel.	Incorporated by reference to Exhibit 12 to Post-Effective Amendment No. 37 to this Registration Statement filed April 30, 2002.

(l)	(1) Consent of independent registered public accounting firm.	Filed herewith.

	(2) Powers of Attorney for Directors and Officers of Prudential.	Incorporated by reference to Exhibit (n)(3) to Post-Effective Amendment No. 58 to the Registration Statement of The Prudential Variable Contract Account-10 filed on February 7, 2022.

ITEM 28. DIRECTORS AND OFFICERS OF PRUDENTIAL

Information about Prudential’s Directors and Executive Officers appears under the heading “Information About Prudential—Executive Officers and Directors of The Prudential Insurance Company of America” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH PRUDENTIAL OR REGISTRANT

Registrant is a separate account of The Prudential Insurance Company of America, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial (Registration No. 001-16707), filed on February 17, 2022, the text of which is hereby incorporated by reference.

In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, and in The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24, shares of The Prudential Series Fund, a Delaware trust. The balance of the shares are held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.

Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-2 and The Prudential Variable Contract Account-10, separate accounts of Prudential registered as open-end, diversified management investment companies under the Investment Company Act of 1940, and with The Prudential Variable Contract Account 24, a separate account of Prudential registered as a unit investment trust. Prudential is a New Jersey stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.

ITEM 30. INDEMNIFICATION

The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.

New Jersey, being the state of organization of The Prudential Insurance Company of America (Prudential), permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII,

3

Section  1, which relates to indemnification of officers and directors, is incorporated by reference to Post-Effective Amendment No.  25 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 10, 2018 (File No. 333-23271).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER

(a) Prudential Investment Management Services LLC (PIMS)

PIMS is distributor for PGIM ETF Trust, The Prudential Investment Portfolios, Inc., Prudential Investment Portfolios 2, Prudential Investment Portfolios 3, Prudential Investment Portfolios Inc. 14, Prudential Investment Portfolios 4, Prudential Investment Portfolios 5, Prudential Government Money Market Fund, Inc., Prudential Investment Portfolios 6, Prudential National Muni Fund, Inc., Prudential Jennison Blend Fund, Inc., Prudential Jennison Mid-Cap Growth Fund, Inc., Prudential Investment Portfolios 7, Prudential Investment Portfolios 8, Prudential Jennison Small Company Fund, Inc., Prudential Investment Portfolios 9, Prudential World Fund, Inc., Prudential Investment Portfolios, Inc. 10, Prudential Jennison Natural Resources Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Investment Portfolios 12, Prudential Investment Portfolios, Inc. 15, Prudential Investment Portfolios 16, Prudential Investment Portfolios, Inc. 17, Prudential Investment Portfolios 18, Prudential Sector Funds, Inc. Prudential Short-Term Corporate Bond Fund, Inc., The Target Portfolio Trust, and The Prudential Series Fund.

PIMS is also distributor of the following other investment companies: Separate Accounts: Prudential’s Gibraltar Fund, Inc., The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account, The Prudential Qualified Individual Variable Contract Account and PRIAC Variable Contract Account A.

(b) The following table sets forth information regarding certain officers of PIMS. As a limited liability company, PIMS has no directors.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant

Adam Scaramella(1)	President	N/A

Monica Oswald(3)	Executive Vice President	N/A

Stuart S. Parker(2)	Executive Vice President	President

Scott E. Benjamin(2)	Vice President	Committee Member and Vice President

Francine Boucher(1)	Senior Vice President, Chief Legal Officer and Secretary	N/A

Peter J. Boland(2)	Senior Vice President and Chief Administrative Officer	N/A

John N. Christolini(3)	Senior Vice President and Co-Chief Compliance Officer	N/A

Robert Smit(2)	Senior Vice President, Comptroller and Chief Financial Officer	N/A

Hansjerg Schlenker(2)	Senior Vice President and Chief Operations Officer	N/A

Lenore J Paoli(3)	Senior Vice President and Chief Risk Officer	N/A

Peter Puzio(3)	Senior Vice President	N/A

Kevin Chaillet(1)	Treasurer	N/A

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Jonathan Corbett(4)	Vice President and Anti-Money Laundering Officer	N/A

Principal Business Addresses:

(1)    213 Washington Street, Newark, NJ 07102

(2)    655 Broad Street, Newark, NJ 07102

(3)    280 Trumbull Street, Hartford, CT 06103

(4)    751 Broad Street, Newark NJ, 07102

(c) With respect to compensation received by PIMS, directly or indirectly, from Registrant, reference is made to the sections entitled “Prudential” and “Contract Charges” in the prospectus (Part A of this Registration Statement) and “Sale & Distribution” in the Statement of Additional Information (Part B of this Registration Statement).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are provided in The Prudential Variable Contract Account-11’s most recent report on Form N-CEN.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. FEE REPRESENTATION

Prudential certifies that it has determined that the fees and charges deducted under The Prudential Variable Contract Account-11 group variable annuity contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

REPRESENTATION PURSUANT TO NO-ACTION LETTER

Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.

REPRESENTATION PURSUANT TO RULE 6c-7

Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a) – (d) of the Rule.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 14th day of April, 2022.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11 (Registrant)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)

/s/ Allen La Tournous

Vice President

The Prudential Insurance Company of America

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following Directors and Officers of The Prudential Insurance Company of America in the capacities and on the dates indicated.

Signature	Title	Date

*Charles F. Lowrey	President, CEO, Chairman and Director

*Thomas J. Baltimore	Director

*Gilbert F. Casellas	Director

*Robert M. Falzon	Vice Chair and Director

*Wendy E. Jones	Director

*Martina Hund-Mejean	Director

*Karl J. Krapek	Director

*Peter R. Lighte	Director

*George Paz	Director

*Sandra Pianalto	Director

*Christine A. Poon	Director

*Douglas A. Scovanner	Director

*Michael A. Todman	Director

*Robert D. Axel	Senior Vice President, Controller and Principal Accounting Officer

* Kenneth Y. Tanji	Executive Vice President and Chief Financial Officer

By: /s/ Patrick McGuinness Patrick McGuinness	Attorney-in-Fact	April 14, 2022

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THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-11

Exhibit Index

Item 27

Exhibit Number	Description

(a)	Resolution of the Board of Directors of The Prudential Insurance Company of America authorizing the establishment of The Prudential Variable Contract Account-11.

(l)(1)	Consent of independent registered public accounting firm.

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